  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 27, 2001
                                                          FILE NOS.  33-9421
                                                                    811-5526
=============================================================================

                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       \x\

                          PRE-EFFECTIVE AMENDMENT NO.                      \ \

                        POST-EFFECTIVE AMENDMENT NO. 35                    \x\

                                    AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    \x\

                               AMENDMENT NO. 39                            \x\

                               ----------------

             MUTUAL FUND INVESTMENT TRUST (formerly AVESTA Trust)
              (Exact Name of Registrant as Specified in Charter)


                      522 Fifth Avenue, New York, New York 10036
                       (Address of Principal Executive Office)


                            --------------------

      Registrant's Telephone Number, Including Area Code:  1-800-348-4782

                            --------------------

                                 Copies to:
        Sharon Weinberg                         Cynthia Cobden, Esq.
        J.P. Morgan Fund Distributors, Inc.     Simpson Thacher & Bartlett
        1211 Avenue of the Americas             425 Lexington Avenue
        New York, New York 10036                New York, New York 10017
    ---------------------------------------
    (Name and Address of Agent for Service)


It is proposed that this filing will become effective:


\ \  immediately upon filing pursuant      \ \ on (date) pursuant to
     to paragraph (b)                          paragraph (b)


\X\  60 days after filing pursuant to      \ \ on (date) pursuant to
        paragraph (a)(1)                       paragraph (a)(1)


\ \  75 days after filing pursuant         \ \ on (date) pursuant to
     to paragraph (a)(2)                       paragraph (a)(2) of Rule 485

If appropriate, check the following box:

\ \ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Registrant has previously elected, pursuant to Rule 24f-2 under the Investment Company Act of 1940, to register an indefinite number of units of beneficial interest for sale under the Securities Act of 1933. Registrant's Rule 24f-2 Notice for the fiscal year 1999 was filed on or about March 21, 2000.
================================================================================

                                        PROSPECTUS SEPTEMBER ___, 2001

                           SUBJECT TO COMPLETION, DATED JULY 27, 2001





JPMORGAN FUNDS

THIS PROSPECTUS OFFERS: CLASS A, CLASS B, CLASS C SHARES

BALANCED FUND

CAPITAL GROWTH FUND

CORE EQUITY FUND

DISCIPLINED EQUITY FUND

DISCIPLINED EQUITY VALUE FUND

DIVERSIFIED FUND

DYNAMIC SMALL CAP FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

GROWTH AND INCOME FUND

MID CAP VALUE FUND

SMALL CAP EQUITY FUND

SMALL CAP GROWTH FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND

U.S. SMALL COMPANY OPPORTUNITIES FUND

[LOGO]

JPMORGAN FLEMING
ASSET MANAGEMENT

[SIDENOTE]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

BALANCED FUND                                       1

CAPITAL GROWTH FUND                                 8

CORE EQUITY FUND                                   14

DISCIPLINED EQUITY FUND                            20

DISCIPLINED EQUITY VALUE FUND                      25

DIVERSIFIED FUND                                   30

DYNAMIC SMALL CAP FUND                             36

EQUITY GROWTH FUND                                 41

EQUITY INCOME FUND                                 47

GROWTH AND INCOME FUND                             53

MID-CAP VALUE FUND                                 60

SMALL CAP EQUITY FUND                              67

SMALL CAP GROWTH FUND                              73

U.S. EQUITY FUND                                   80

U.S. SMALL COMPANY FUND                            85

U.S. SMALL COMPANY OPPORTUNITIES FUND              90

THE FUNDS' MANAGEMENT AND ADMINISTRATION           95

HOW YOUR ACCOUNT WORKS                             99

   BUYING FUND SHARES                             100

   SELLING FUND SHARES                            102

   OTHER INFORMATION CONCERNING THE FUNDS         103

   DISTRIBUTIONS AND TAXES                        103

RISK AND REWARD ELEMENTS                          110

FINANCIAL HIGHLIGHTS                              112

HOW TO REACH US                            BACK COVER

JPMORGAN BALANCED FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strat- egies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks a balance of current income and growth by using the following strategies:

- an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks.

- an active fixed-income management style that focuses primarily on domestic fixed-income securities.

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM(USA)), the Fund's adviser, may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on their analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:

- projected rate of earnings growth that's equal to or greater than the equity markets in general

- return on assets and equity that's equal to or greater than the equity markets in general

- market capitalization equal to those within the universe of S&P 500 Index stocks at the time of purchase.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of American Depositary Receipts
(ADRs).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

The Fund may also invest in mortgage-related securities, collateralized mortgage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index.

The performance for the period before Class A shares were launched on 10/16/98 is based on the performance of Institutional shares. During these periods, the actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.29%.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

           1991        24.16%
           1992         5.32%
           1993         6.01%
           1994        -2.27%
           1995        23.83%
           1996        11.31%
           1997        23.67%
           1998        25.04%
           1999        13.94%
           2000        -2.80%


BEST QUARTER                13.24%
                 4th quarter, 1998
WORST QUARTER               -4.90%
                 4th quarter, 2000

(1) THE FUND COMMENCED OPERATIONS ON 10/16/98. FOR THE PERIOD 1/1/91 THROUGH 10/16/98, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM0 FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 12/31.

(3) IN THE PAST, THE FUND HAS COMPARED ITS PERFORMANCE TO THE LEHMAN GOV'T/CREDIT INDEX, BUT IN THE FUTURE, THE FUND INTENDS TO COMPARE ITS PERFORMANCE TO THE LEHMAN AGGREGATE BOND INDEX INSTEAD. IT IS BELIEVED THAT THE NEW BENCHMARK IS MORE APPROPRIATE SINCE IT MORE ACCURATELY REFLECTS THE FUND'S INVESTMENT STRATEGY.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,4)

                                            PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
 CLASS A SHARES (AFTER EXPENSES)                -8.40        12.43           11.67

 CLASS B SHARES (AFTER EXPENSES)                -6.73        13.53           12.33

 CLASS C SHARES (AFTER EXPENSES)                -3.59        13.77           12.33

 S&P 500 INDEX (NO EXPENSES)                    -9.10        18.33           17.44

 LEHMAN GOV'T/CREDIT INDEX (NO EXPENSES)        11.85         6.24            8.00

 LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)      11.63         6.46            7.96

 LIPPER BALANCED FUNDS INDEX (NO EXPENSES)       2.39        11.80           12.45

INVESTOR EXPENSES FOR CLASSES A, B and C SHARES
The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                     MAXIMUM SALES CHARGE           MAXIMUM DEFERRED SALES
                     (LOAD) WHEN YOU BUY            CHARGE (LOAD) SHOWN AS
                     SHARES, SHOWN AS % OF THE      LOWER OF ORIGINAL PURCHASE
                     OFFERING PRICE*                PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES      5.75%                          NONE

 CLASS B SHARES      NONE                           5.00%

 CLASS C SHARES      NONE                           1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

(4) CLASS B SHARES AND CLASS C SHARES WERE FIRST OFFERED ON 2/16/01. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES AND CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS

                           CLASS A SHARES(5)   CLASS B SHARES(6)   CLASS C SHARES(6)
 MANAGEMENT FEES                0.50%               0.50%              0.50%

 DISTRIBUTION (RULE 12B-1)
 FEES                           0.25%               0.75%              0.75%

 SHAREHOLDER SERVICE FEES       0.25%               0.25%              0.25%

 OTHER EXPENSES                 0.60%               0.60%              0.60%

 TOTAL OPERATING EXPENSES       1.60%               2.10%              2.10%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(7)               0.35%               0.17%              0.17%

 NET EXPENSES(7)                1.25%               1.93%              1.93%

(5) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.

(6)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(7) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.93% AND 1.93% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(7) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                           1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS A SHARES*           $695       $1,019      $1,365      $2,338

 CLASS B SHARES**          $696         $942      $1,313      $2,290***

 CLASS C SHARES**          $296         $642      $1,113      $2,418


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                           1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES            $196       $642        $1,113      $2,290***

 CLASS C SHARES            $196       $642        $1,113      $2,418


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within a universe of S&P Mid Cap 400 Index at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on investing in mid-sized companies. The Fund will focus on companies with high quality management with a leading or dominant position in a major product line, new or innovative products and service or process, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock section process which focuses on identifying attractively valued companies with positive business fundamentals.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities do not as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
-  WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
   PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.

Past performance does not predict how any share of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -3.40%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1991        70.74%
           1992        12.95%
           1993        20.17%
           1994        -1.31%
           1995        22.24%
           1996        24.20%
           1997        23.37%
           1998         5.54%
           1999        12.77%
           2000        14.17%


BEST QUARTER              26.78%
               1st quarter, 1991
WORST QUARTER            -19.57%
               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1,3)

                                      PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
 CLASS A SHARES (AFTER EXPENSES)          7.60        14.43         18.56
 CLASS B SHARES (AFTER EXPENSES)          8.61        14.99         18.84
 CLASS C SHARES (AFTER EXPENSES)         12.64        15.05         18.75
 S&P MID-CAP 400 INDEX (NO EXPENSES)     17.50        20.41         19.86
 LIPPER MID-CAP CORE FUNDS
 INDEX (NO EXPENSES)                      6.26        16.17         17.94

(1) THE FUND COMMENCED OPERATIONS ON 9/23/87. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.
(3) CLASS B SHARES WERE FIRST OFFERED ON 11/4/93. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. CLASS C SHARES WERE FIRST OFFERED ON 1/2/98. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS B SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

INVESTOR EXPENSES FOR CLASS A, CLASS B and CLASS C SHARES

The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE          LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*                    PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES            5.75%                              None
 CLASS B SHARES            None                               5.00%
 CLASS C SHARES            None                               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM CLASS A, CLASS B, AND CLASS C ASSETS)

                           CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
----------------------------------------------------------------------------
 MANAGEMENT FEES            0.40%            0.40%             0.40%
 DISTRIBUTION (RULE 12B-1)
 FEES                       0.25%            0.75%             0.75%
 SHAREHOLDER SERVICE FEES   0.25%            0.25%             0.25%
 OTHER EXPENSES(4)          0.45%            0.45%             0.45%
-----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES   1.35%            1.85%             1.85%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(5)            --               --                --
------------------------------------------------------------------------------
 NET EXPENSES(5)            1.35%            1.85%             1.85%
------------------------------------------------------------------------------

(4) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.35%, 1.85% AND 1.85% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(5) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $705       $978        $1,272      $2,105
 CLASS B SHARES**               $688       $882        $1,201      $2,039***
 CLASS C SHARES**               $288       $582        $1,001      $2,169

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $188       $582        $1,001      $2,039***
 CLASS C SHARES                 $188       $582        $1,001      $2,169

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
    BEEN OWNED FOR EIGHT YEARS.

    JPMORGAN CORE EQUITY FUND



RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities. Its equity investments may include convertible securities, preferred stocks and ADRs.

Although the Fund intends to invest primarily in investment-grade debt securities, it may also invest in investment-grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

In managing the Fund, the adviser seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

The performance for the period before Class A shares were launched on 9/10/98 is based on the performance of Institutional Class shares of the fund. During these periods the actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -10.57%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1994        -4.03%
           1995        25.53%
           1996        22.54%
           1997        33.33%
           1998        30.80%
           1999        23.59%
           2000       -12.19%

BEST QUARTER                  22.85%
                 4th quarter, 1998
WORST QUARTER                -11.03%
                 4th quarter, 2000

(1) THE FUND COMMENCED OPERATIONS ON 4/1/93. FOR THE PERIOD 4/1/93 THROUGH 9/10/98, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR
     CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.



(2)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1,3)

                                      PAST 1 YEAR.  PAST 5 YEARS. LIFE OF FUND
 CLASS A SHARES (AFTER EXPENSES)         -17.23       16.93         14.42
 CLASS B SHARES (AFTER EXPENSES)         -16.28       18.12         15.30
 CLASS C SHARES (AFTER EXPENSES)         -13.01       18.32         15.30
 S&P 500 INDEX (NO EXPENSES)              -9.10       18.33         17.11
 LIPPER LARGE-CAP CORE FUNDS
 INDEX (NO EXPENSES)                      -7.37       16.79         15.34

INVESTOR EXPENSES FOR CLASS A, B and C SHARES
The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE*             PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES         5.75%                       NONE
 CLASS B SHARES         NONE                        5.00%
 CLASS C SHARES         NONE                        1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM CLASS A, CLASS BAND CLASS C ASSETS)

                           CLASS A SHARES(4) CLASS B SHARES(5) CLASS C SHARES(5)
MANAGEMENT FEES            0.50%             0.50%             0.50%
DISTRIBUTION (RULE 12B-1)
FEES                       0.25%             0.75%             0.75%
SHAREHOLDER SERVICE FEES   0.25%             0.25%             0.25%
OTHER EXPENSES             0.56%             0.56%             0.56%
TOTAL OPERATING EXPENSES   1.56%             2.06%             2.06%
FEE WAIVER AND EXPENSE
REIMBURSEMENT(6)           0.31%             0.06%             0.06%
NET EXPENSES(6)            1.25%             2.00%             2.00%

(3) CLASS B SHARES AND CLASS C SHARES WERE FIRST OFFERED ON 2/16/01. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES AND CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

(4) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(5)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(6) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 2.00% AND 2.00% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(6) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $695       $1,011      $1,348      $2,300
 CLASS B SHARES**               $703         $940      $1,303      $2,257***
 CLASS C SHARES**               $303         $640      $1,103      $2,385

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR       3 YEARS   5 YEARS     10 YEARS
 CLASS B SHARES                 $203         $640      $1,103      $2,257***
 CLASS C SHARES                 $203         $640      $1,103      $2,385

*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN DISCIPLINED EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries.

Within each industry, the Fund modestly overweights stocks that it considers undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

The performance for the periods before Class A, B and C Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Class A, B, and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.43%.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

           1998       32.35%
           1999       18.32%
           2000      -10.87%


 BEST QUARTER                 22.85%
                   4th quarter, 1998
 WORST QUARTER                -9.91%
                   3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                       PAST 1 YEAR   LIFE OF FUND

 CLASS A (AFTER EXPENSES)                -16.00%       13.73%

 CLASS B (AFTER EXPENSES)                -15.29%       14.95%

 CLASS C (AFTER EXPENSES)                -11.75%       15.46%

 S&P 500 INDEX (NO EXPENSES)              -9.11%       15.79%


(1) THE FUND COMMENCED OPERATIONS ON 1/3/97. RETURNS REFLECT THE PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of the Class A, B and C Shares before and after reimbursement are shown below. The Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE*               PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES       5.75%                         NONE

 CLASS B SHARES       NONE                          5.00%

 CLASS C SHARES       NONE                          1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                         CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
 MANAGEMENT FEES                             0.35%              0.35%            0.35%

 DISTRIBUTION (RULE 12B-1) FEES              0.25%              0.75%            0.75%

 SHAREHOLDER SERVICE FEES                    0.25%              0.25%            0.25%

 OTHER EXPENSES(3)                           0.39%              0.39%            0.39%

 TOTAL OPERATING EXPENSES                    1.24%              1.74%            1.74%

 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)     0.29%              0.29%            0.29%

 NET EXPENSES(4)                             0.95%              1.45%            1.45%

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.95%, 1.45% AND 1.45% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Classes A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS***

 CLASS A SHARES*                $666       $919        $1,191      $1,965

 CLASS B SHARES**               $648       $820        $1,117      $1,895***

 CLASS C SHARES**               $248       $520        $   917     $2,028


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $148       $520        $917        $1,895***

 CLASS C SHARES                 $148       $520        $917        $2,028


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

    JPMORGAN DISCIPLINED EQUITY VALUE FUND




RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000 Value Index.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Russell 1000 Value Index, which is weighted in favor of those stocks with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight industries relative to the Russell 1000 Value Index.

Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued.

By owning a large number of stocks, with an emphasis on those that appear to the adviser undervalued or fairly valued, and by tracking the industry weightings of the Russell 1000 Value Index, the Fund seeks returns that modestly exceed those of that index over the long term with virtually the same level of volatility.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects the stocks for the Fund's investments using the investment process described below to determine which large-cap U.S. companies with attractive earnings outlooks and reasonable valuations are most likely to provide high total return to shareholders.

The adviser takes an in-depth look at company prospects over a relatively

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research fund valuation rankings as a basis. In general, the team selects stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    impact on the overall risk of the portfolio relative to the benchmark

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions. A value stock may never reach what the adviser believes is its full value or it may even go down in value.

[SIDENOTE]

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000 VALUE INDEX OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

THE FUND'S PAST PERFORMANCE
The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of the Class A, B and C Shares before and after reimbursement are shown below. The Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           MAXIMUM SALES CHARGE       MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY        CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE  LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*            PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES            5.75%                      NONE
 CLASS B SHARES            NONE                       5.00%
 CLASS C SHARES            NONE                       1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM CLASS A, B AND C SHARES ASSETS)


                           CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
 MANAGEMENT FEES            0.35%            0.35%             0.35%
 DISTRIBUTION (RULE 12B-1)
 FEES                       0.25%            0.75%             0.75%
 SHAREHOLDER SERVICE FEES   0.25%            0.25%             0.25%
 OTHER EXPENSES(3)          0.69%            0.69%             0.69%
--------------------------------------------------------------------
 TOTAL OPERATING EXPENSES   1.54%            2.04%             2.04%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(4)           0.59%            0.59%             0.59%
--------------------------------------------------------------------
 Net Expenses(4)            0.95%            1.45%             1.45%

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.95%, 1.45% AND 1.45% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $666       $979        $1,314      $2,257
 CLASS B SHARES**               $648       $883        $1,241      $2,193***
 CLASS C SHARES**               $248       $583        $1,044      $2,322

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $148       $583        $1,044      $2,193***
 CLASS C SHARES                 $148       $583        $1,044      $2,322

*    Assumes sales charge is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY
Drawing on a variety of analytical tools, the portfolio management team allocates assets among various types of stock and bond investments, based on the following model allocation:

-    52% medium- and large-cap U.S. stocks

-    35% U.S. and foreign bonds

-    10% foreign stocks

-    3% small-cap U.S. stocks

The team may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the team selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its economic sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the team ranks them according to their relative value using a proprietary model that incorporates research from JPMIM's the adviser's, worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the team uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

The Fund may also invest up to 25% of its assets in high-yield, non-investment grade securities rated BB, Ba or B.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its assets that aren't in stocks or fixed-

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

To the extent the portfolio invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. While the portfolio may engage in options, futures and foreign currency transactions for hedging or risk management purposes only, these transactions sometimes may reduce returns or increase volatility.

The Fund may invest in mid- and small capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices.

The performance for the periods before Class A, B and C Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.91%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1994        0.93%
           1995       26.84%
           1996       13.68%
           1997       18.89%
           1998       18.60%
           1999       14.23%
           2000       -3.97%


 BEST QUARTER               13.48%
                 4th quarter, 1998
 WORST QUARTER              -6.13%
                 3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                 PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND

 CLASS A (AFTER EXPENSES)           -9.52         10.62          11.19

 CLASS B (AFTER EXPENSES)           -8.53         11.69          12.11

 CLASS C (AFTER EXPENSES)           -4.88         11.95          12.11

 FUND BENCHMARK (NO EXPENSES)       -2.30         13.06          12.87

 S&P 500 INDEX (NO EXPENSES)        -9.11         18.33          17.94


(1) THE FUND COMMENCED OPERATIONS ON 9/10/93. RETURNS REFLECT THE PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 6/30.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of the Class A, B and C Shares before and after reimbursement are shown below. The Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE*               PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES       5.75%                         NONE

 CLASS B SHARES       NONE                          5.00%

 CLASS C SHARES       NONE                          1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C SHARES ASSETS)

                                    CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
 MANAGEMENT FEES                    0.55%            0.55%            0.55%

 DISTRIBUTION (RULE 12B-1) FEES     0.25%            0.75%            0.75%

 SHAREHOLDER SERVICE FEES           0.25%            0.25%            0.25%

 OTHER EXPENSES(3)                  0.43%            0.43%            0.43%

 TOTAL OPERATING EXPENSES           1.48%            1.98%            1.98%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENTS(4)                  0.38%            0.38%            0.38%

 NET EXPENSES(4)                    1.10%            1.60%            1.60%

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.10%, 1.60% AND 1.60% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS A SHARES*                $681       $981        $1,303      $2,211

 CLASS B SHARES**               $663       $885        $1,232      $2,146***

 CLASS C SHARES**               $263       $585        $1,032      $2,276


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $163       $585        $1,032      $2,146***

 CLASS C SHARES                 $163       $585        $1,032      $2,276


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600/Barra Growth Index stocks. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -9.86%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]
           1998        13.46%
           1999        30.13%
           2000        11.42%


 BEST QUARTER                24.00%
                  4th quarter, 1999
 WORST QUARTER              -18.98%
                  3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)

                                                                       LIFE OF
                                                        PAST 1 YEAR    FUND

 CLASS A SHARES (AFTER EXPENSES)                        5.03           22.31

 CLASS B SHARES (AFTER EXPENSES)                        6.11           23.00

 CLASS C SHARES (AFTER EXPENSES)                        9.74           23.43

 S&P SMALL-CAP 600/BARRA GROWTH INDEX (NO EXPENSES)     0.57           11.87

 LIPPER SMALL-CAP GROWTH FUNDS INDEX (NO EXPENSES)     -8.25           15.85


(1) THE FUND COMMENCED OPERATIONS ON 5/19/97. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR
     THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

(3) CLASS C SHARES WERE FIRST OFFERED ON 1/7/98. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE FOR CLASS B SHARES OF THE FUND.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                     MAXIMUM SALES CHARGE           MAXIMUM DEFERRED SALES
                     (LOAD) WHEN YOU BUY            CHARGE (LOAD) SHOWN AS
                     SHARES, SHOWN AS % OF THE      LOWER OF ORIGINAL PURCHASE
                     OFFERING PRICE*                PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES      5.75%                          None

 CLASS B SHARES      None                           5.00%

 CLASS C SHARES      None                           1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                              CLASS A SHARES    CLASS B SHARES    CLASS C SHARES

 MANAGEMENT FEES              0.65%             0.65%             0.65%

 DISTRIBUTION (RULE 12B-1)
 FEES                         0.25%             0.75%             0.75%

 SHAREHOLDER SERVICE FEES     0.25%             0.25%             0.25%

 OTHER EXPENSES(4)            0.61%             0.61%             0.61%

 TOTAL OPERATING EXPENSES     1.76%             2.26%             2.26%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(5)             0.26%             0.14%             0.14%

 NET EXPENSES(5)              1.50%             2.12%             2.12%

(4) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.50%, 2.12% AND 2.12% RESPECTIVELY, OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(5) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year, total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS A SHARES*                $719       $1,073      $1,451      $2,509

 CLASS B SHARES**               $715       $  993      $1,397      $2,459***

 CLASS C SHARES**               $315       $  693      $1,197      $2,584


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $215       $693        $1,197      $2,459***

 CLASS C SHARES                 $215       $693        $1,197      $2,584


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN EQUITY GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that's greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

-    market capitalization of more than $500 million.

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.

The performance for the period before Class A shares were launched on 8/13/98 is based on the performance of Institutional Class shares of the Fund. During these periods, the actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

The Fund's year-to-date total return as of 6/30/01 was -11.68%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]


           1991        31.69%
           1992         6.43%
           1993         2.48%
           1994        -0.90%
           1995        25.78%
           1996        20.52%
           1997        37.20%
           1998        41.19%
           1999        31.54%
           2000       -23.85%

BEST QUARTER        27.32%
         4th quarter, 1998
WORST QUARTER      -17.89%
         4th quarter, 2000


(1) The Fund commenced operations on 8/13/98. For the period 1/1/91 through 8/13/98, returns reflect performance of the Institutional Shares of the Fund. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.
(2)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)


                                   PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
CLASS A SHARES (AFTER EXPENSES)      -28.23        17.12         14.71
CLASS B SHARES (AFTER EXPENSES)      -27.03        18.31         15.39
CLASS C SHARES (AFTER EXPENSES)      -24.49        18.52         15.39
S&P 500/BARRA GROWTH INDEX
(NO EXPENSES)                        -22.08        19.16         17.60
LIPPER LARGE-CAP GROWTH FUNDS
INDEX (NO EXPENSES)                  -19.68        17.85         17.32

INVESTOR EXPENSES FOR CLASS A, B and C SHARES

The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           MAXIMUM SALES CHARGE         MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY          CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE    LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*              PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES             5.75%                        None
CLASS B SHARES             None                         5.00%
CLASS C SHARES             None                         1.00%

* The offering price is the net asset value of the shares purchased plus any sales charge.
(3) Class B shares and Class C shares were first offered on 2/16/01. The performance for the period before Class B shares and Class C shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                        CLASS A SHARES(4) CLASS B SHARES(5)  CLASS C SHARES(5)
----------------------------------------------------------------------------
MANAGEMENT FEES           0.50%             0.50%              0.50%
DISTRIBUTION (RULE 12B-1)
FEES                      0.25%             0.75%              0.75%
SHAREHOLDER SERVICE FEES  0.25%             0.25%              0.25%
----------------------------------------------------------------------------
OTHER EXPENSES            0.53%             0.53%              0.53%
TOTAL OPERATING EXPENSES  1.53%             2.03%              2.03%
FEE WAIVER AND EXPENSE
REIMBURSEMENT(6)          0.25%             0.05%              0.05%
----------------------------------------------------------------------------
NET EXPENSES(6)           1.25%             1.98%              1.98%
----------------------------------------------------------------------------

(4) "Other Expenses" are based on expenses incurred in the most recent fiscal year.
(5) "Other Expenses" are based on estimated expenses for the current fiscal year.
(6) Reflects a written agreement pursuant to which The Chase Manhattan Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.98% and 1.98% respectively, of the average daily net assets until 9/7/02.

EXPENSE EXAMPLE(6) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES*                $695       $1,005      $1,336      $2,271
CLASS B SHARES**               $701       $  932      $1,289      $2,226***
CLASS C SHARES**               $301       $  632      $1,089      $2,354

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B SHARES                 $201       $632        $1,089      $2,226***
CLASS C SHARES                 $201       $632        $1,089      $2,354

*    Assumes sales charge is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

JPMORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund uses an active equity management style which focuses on both earnings momentum and valuation within the universe of primarily income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities it may also invest in investment grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
JPMFAM (USA), the adviser, seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.

The performance for the period before Class A shares were launched on 8/24/98 is based on the performance of Institutional Class shares of the Fund. During these periods the actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -8.96%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1991        22.10%
           1992         5.61%
           1993        12.34%
           1994        -3.37%
           1995        33.72%
           1996        17.87%
           1997        31.05%
           1998        26.12%
           1999        12.70%
           2000        -4.09%


 BEST QUARTER               18.81%
                 4th quarter, 1998
 WORST QUARTER              -8.07%
                 4th quarter, 2000


(1) THE FUND COMMENCED OPERATIONS ON 3/29/88. FOR THE PERIOD 1/1/91 THROUGH 8/24/98, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR
     CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)

                                         PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS
 CLASS A SHARES (AFTER EXPENSES)         -9.60         14.69           14.02

 CLASS B SHARES (AFTER EXPENSES)         -7.64         15.84           14.70

 CLASS C SHARES (AFTER EXPENSES)         -4.80         16.06           14.70

 S&P 500 INDEX (NO EXPENSES)             -9.10         18.33           17.44

 LIPPER EQUITY INCOME FUNDS INDEX
 (NO EXPENSES)                            7.46         13.42           14.45


INVESTOR EXPENSES FOR CLASS A, B and C SHARES

The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE*               PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES       5.75%                         NONE

 CLASS B SHARES       NONE                          5.00%

 CLASS C SHARES       NONE                          1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

(3) CLASS B SHARES AND CLASS C SHARES WERE FIRST OFFERED ON 2/16/01. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES AND CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                             CLASS A SHARES(4)   CLASS B SHARES(5)   CLASS C SHARES(5)
 MANAGEMENT FEES             0.40%               0.40%               0.40%

 DISTRIBUTION (RULE 12B-1)
 FEES                        0.25%               0.75%               0.75%

 SHAREHOLDER SERVICE FEES    0.25%               0.25%               0.25%

 OTHER EXPENSES              0.67%               0.67%               0.67%
                             ----------------------------------------------

 TOTAL OPERATING EXPENSES    1.57%               2.07%               2.07%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(6)            0.32%               0.32%               0.32%
                             ----------------------------------------------

 NET EXPENSES(6)             1.25%               1.75%               1.75%


(4) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(5) "Other Expenses" are based on estimated expenses for the current fiscal year.

(6) Reflects a written agreement pursuant to which The Chase Manhattan Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75% and 1.75% respectively, of the average daily net assets until 9/7/02.

EXPENSE EXAMPLE(6) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS A SHARES*                $695       $1,013      $1,353      $2,309

 CLASS B SHARES**               $678       $918        $1,284      $2,247***

 CLASS C SHARES**               $278       $618        $1,084      $2,375


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $178       $618        $1,084      $2,247***

 CLASS C SHARES                 $178       $618        $1,084      $2,375


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. JPMFAM(USA), the Fund's adviser, applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The adviser will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display or have the potential for displaying level or rising dividends.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser applies an active equity management style. The Fund will focus on companies with high quality management with a leading or dominant position in a major product line, new or innovative products and service or process, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock section process which focuses on identifying attractively valued companies with positive business fundamentals.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, and the Lipper Large-Cap Value Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)


           1991        59.13%
           1992        15.06%
           1993        12.99%
           1994        -3.41%
           1995        27.55%
           1996        19.38%
           1997        29.53%
           1998        14.11%
           1999         8.09%
           2000         0.48%


BEST QUARTER        33.98%
                    1st quarter, 1991

WORST QUARTER       -12.20%
                    3rd quarter, 1998

The Fund's year-to-date total return as of 6/30/01 was -6.27%

(1) The Fund commenced operations on 8/13/98. For the period 1/1/91 through 8/13/98, returns reflect performance of the Institutional Shares of the Fund. During these period, the actual returns of Class A Shares would have been lower than shown because Class A shares have higher expenses. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

(2)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)


                                          PAST 1 YEAR      PAST 5 YEARS       PAST 10 YEARS
-------------------------------------------------------------------------------------------
CLASS A SHARES (AFTER EXPENSES)             -5.29             12.55               16.49

CLASS B SHARES (AFTER EXPENSES)             -4.26             13.08               16.76

CLASS C SHARES (AFTER EXPENSES)             -0.88             12.94               16.56

S&P 500/BARRA VALUE INDEX (NO EXPENSES)      6.08             16.81               16.88

LIPPER LARGE-CAP VALUE FUNDS
INDEX (NO EXPENSES)                          1.95             15.74               16.12


INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           MAXIMUM SALES CHARGE         MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY          CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE    LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*              PRICE OR REDEMPTION PROCEEDS
-------------------------------------------------------------------------------------------------
CLASS A SHARES            5.75%                        None

CLASS B SHARES            None                         5.00%

CLASS C SHARES            None                         1.00%


* The offering price is the net asset value of the shares purchased plus any sales charge.

(3) Class B shares were first offered on 11/4/93. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund. Class C shares were first offered on 1/2/98. The performance for the period before Class C shares were launched is based on the performance of Class B shares. During these periods returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                         CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------
MANAGEMENT FEES                              0.40%             0.40%           0.40%

DISTRIBUTION (RULE 12B-1) FEES               0.25%             0.75%           0.75%

SHAREHOLDER SERVICE FEES                     0.25%             0.25%           0.25%

OTHER EXPENSES(4)                            0.40%             0.40%           0.40%
                                             ---------------------------------------

TOTAL OPERATING EXPENSES                     1.30%             1.80%           1.80%

FEE WAIVER AND EXPENSE REIMBURSEMENT(5)       --                --              --
                                             ---------------------------------------

NET EXPENSES(5)                              1.30%             1.80%           1.80%


(4) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(5) Reflects a written agreement pursuant to which The Chase Manhattan Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.30%, 1.80% and 1.80% respectively, of the average daily net assets until 9/7/02.

EXPENSE EXAMPLE(5) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                     1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES*                      $700      $963      $1,247    $2,053

CLASS B SHARES**                     $683      $866      $1,175    $1,985***

CLASS C SHARES**                     $283      $566      $975      $2,116


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                     1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
 CLASS B SHARES                       $183      $566      $975     $1,985***

 CLASS C SHARES                       $183      $566      $975     $2,116


*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that Robert Fleming Inc., the adviser, believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

Robert Fleming Inc., the adviser, is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by three component analyses: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme valuation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

The performance for the period before Class A, B and C Shares were launched on 4/30/01 is based on the performance of Institutional Class shares of the Fund. During these periods the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.36%


YEAR-BY-YEAR RETURNS(1,2)
1998        19.77%
1999        13.87%
2000        35.28%

BEST QUARTER                17.96%
                  4th quarter 1998
WORST QUARTER              -11.06%
                  3rd quarter 1998

(1) THE FUND COMMENCED OPERATIONS ON 11/3/97. FOR THE PERIOD 1/1/98 THROUGH 12/31/00, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.

(2)  THE FUND'S FISCAL YEAR END IS 9/30.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)

                                                    PAST 1 YEAR   LIFE OF FUND
 CLASS A SHARES (AFTER EXPENSES)                      27.24         21.16

 CLASS B SHARES (AFTER EXPENSES)                      30.28         22.86

 CLASS C SHARES (AFTER EXPENSES)                      34.28         23.47

 S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES)      27.84         13.34

 RUSSELL MID CAP VALUE INDEX (NO EXPENSES)            19.18          9.87


ESTIMATED INVESTOR EXPENSES FOR CLASSES A, B and C SHARES

The sales charges and estimated expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           MAXIMUM SALES CHARGE           MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY            CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE      LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*                PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES            5.75%                          None

 CLASS B SHARES            None                           5.00%

 CLASS C SHARES            None                           1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.
(3) CLASS A, CLASS B AND CLASS C SHARES WERE FIRST OFFERED ON 4/30/01. FOR THE PERIOD 1/1/98 THROUGH 12/31/00 RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES. DURING THESE PERIODS RETURNS OF CLASS A, CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE CLASS A, CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                              CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
 MANAGEMENT FEES               0.70%            0.70%             0.70%

 DISTRIBUTION (RULE 12B-1)
 FEES                          0.25%            1.00%             1.00%

 SHAREHOLDER SERVICE FEES      None             None              None

 OTHER EXPENSES(4)             1.35%            1.35%             1.35%
                               -----            -----             -----
 TOTAL OPERATING EXPENSES      2.30%            3.05%             3.05%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(5)              0.80%            0.80%             0.80%
                               -----            -----             -----
 NET EXPENSES(5)               1.50%            2.25%             2.25%

(4) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE MOST RECENT FISCAL YEAR.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50%, 2.25% AND 2.25% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(5) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $719       $1,180      $1,666      $3,001

 CLASS B SHARES**               $728       $1,167      $1,731      $3,133***

 CLASS C SHARES**               $328       $867        $1,531      $3,309


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $228       $867        $1,531      $3,133***

 CLASS C SHARES                 $228       $867        $1,531      $3,309


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

     JPMORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x-x.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS
JPMFAM (USA), the Fund's adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Fund will also focus on companies with high quality management, a leading or dominant position in a major product line, new or innovative products and service, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper Small-Cap Core Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.31%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1995        54.04%
           1996        28.80%
           1997        17.76%
           1998         3.34%
           1999        13.75%
           2000        14.18%

BEST QUARTER                 19.38%
                 4th quarter, 1998
WORST QUARTER               -21.13%
                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1,3)

                                      PAST 1 YEAR   PAST 5 YEARS  LIFE OF FUND
 CLASS A SHARES (AFTER EXPENSES)          7.63        13.92         20.43
 CLASS B SHARES (AFTER EXPENSES)          8.56        14.22         20.78
 CLASS C SHARES (AFTER EXPENSES)         12.36        14.45         20.78
 S&P SMALL-CAP 600 INDEX (NO EXPENSES)   11.80        13.57         16.15
 LIPPER SMALL CORE FUNDS
 INDEX (NO EXPENSES)                      6.93        12.44         15.28

(1) THE FUND COMMENCED OPERATIONS ON 12/20/94. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

(3) CLASS B SHARES WERE FIRST OFFERED 3/28/95. CLASS C SHARES WERE FIRST OFFERED AS OF THE DATE OF THIS PROSPECTUS. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B AND C SHARES WERE LAUNCHED IS BASED ON PERFORMANCE FOR CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

INVESTOR EXPENSES FOR CLASS A, B and C SHARES
The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                         MAXIMUM SALES CHARGE       MAXIMUM DEFERRED SALES
                         (LOAD) WHEN YOU BUY        CHARGE (LOAD) SHOWN AS
                         SHARES, SHOWN AS % OF THE  LOWER OF ORIGINAL PURCHASE
                         OFFERING PRICE*            PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES          5.75%                      None
 CLASS B SHARES          None                       5.00%
 CLASS C SHARES          None                       1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM CLASS A, CLASS B AND CLASS C ASSETS)


                            CLASS A SHARES(4)   CLASS B SHARES(4)  CLASS C SHARES(5)
 MANAGEMENT FEES            0.65%               0.65%             0.65%
 DISTRIBUTION (RULE 12B-1)
 FEES                       0.25%               0.75%             0.75%
 SHAREHOLDER SERVICE FEES   0.02%               0.25%             0.25%
 OTHER EXPENSES             0.52%               0.52%             0.47%
 TOTAL OPERATING EXPENSES   1.44%               2.17%             2.12%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(6)           0.06%               0.05%             NONE
 NET EXPENSES(6)            1.38%               2.12%             2.12%

(4) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(5)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.
(6) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.38%, 2.12% AND 2.12% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(6) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $707       $999        $1,311      $2,195
 CLASS B SHARES**               $715       $974        $1,360      $2,314***
 CLASS C SHARES**               $315       $664        $1,139      $2,452

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $215       $674        $1,160      $2,314***
 CLASS C SHARES                 $215       $664        $1,139      $2,452

*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at initial time of purchase, that Robert Fleming Inc., the adviser, believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest up to 10% of its total assets in foreign securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

Robert Fleming Inc., the adviser, is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines qualitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits over 250 companies each year, along with another 250 in-office meetings and conference contacts.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the Fund's guidelines.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

The performance for the period before Class A, B and C Shares were launched on 4/30/01 is based on the performance of Institutional Class shares of the Fund. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.15%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1998        14.86%
           1999        46.54%
           2000        -7.79%

 BEST QUARTER                                23.59%
                  4th quarter (calendar year), 1998
 WORST QUARTER                              -18.29%
                  3rd quarter (calendar year), 1998


(1) THE FUND COMMENCED OPERATIONS ON 11/14/97. FOR THE PERIOD 1/1/98 THROUGH 12/31/00, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 9/30.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)

                                                  PAST 1 YEAR      LIFE OF FUND

 CLASS A SHARES (AFTER EXPENSES)                    -13.12            13.66

 CLASS B SHARES (AFTER EXPENSES)                    -11.61            15.13

 CLASS C SHARES (AFTER EXPENSES)                     -8.55            15.84

 RUSSELL 2000 INDEX (NO EXPENSES)                    -3.02             4.80

 RUSSELL 2000 GROWTH INDEX (NO EXPENSES)            -22.43             3.02


ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The sales charges and estimated expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE*               PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES       5.75%                         NONE

 CLASS B SHARES       NONE                          5.00%

 CLASS C SHARES       NONE                          1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

(3) CLASS A, CLASS B AND CLASS C SHARES WERE FIRST OFFERED ON 4/30/01. FOR THE PERIOD 11/14/97 THROUGH 4/30/01, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES. DURING THESE PERIODS RETURNS OF CLASS A, CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE CLASS A, CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

ESTIMATED ANNUAL OPERATING EXPENSED (EXPENSED THAT ARE DEDUCTED) FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
 MANAGEMENT FEES                       0.80%             0.80%             0.80%

 DISTRIBUTION (RULE 12b-1) FEES        0.25%             1.00%             1.00%

 SHAREHOLDER SERVICE FEES              NONE              NONE              NONE

 OTHER EXPENSES(4)                     1.45%             1.45%             1.45%
                                       -----------------------------------------
 TOTAL OPERATING EXPENSES              2.50%             3.25%             3.25%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(5)                      0.90%             0.90%             0.90%
                                       -----------------------------------------
 NET EXPENSES(5)                       1.60%             2.35%             2.35%


(4) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE MOST RECENT FISCAL YEAR.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.60%, 2.35% AND 2.35% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(5) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $728       $1,228      $1,753      $3,184

 CLASS B SHARES**               $738       $1,217      $1,820      $3,315***

 CLASS C SHARES**               $338         $917      $1,620      $3,488


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $238       $917        $1,620      $3,315***

 CLASS C SHARES                 $238       $917        $1,620      $3,488


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most undervalued. The Fund generally considers selling stocks that appear overvalued.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.79%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1991       34.12%
           1992        8.73%
           1993       11.06%
           1994       -0.32%
           1995       32.83%
           1996       21.22%
           1997       28.58%
           1998       24.79%
           1999       14.88%
           2000       -6.37%

 BEST QUARTER               21.46%
                 4th quarter, 1998
 WORST QUARTER             -17.97%
                 3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS

 CLASS A (AFTER EXPENSES)                -11.78        14.55          15.51

 CLASS B (AFTER EXPENSES)                -10.75        15.70          16.19

 CLASS C (AFTER EXPENSES)                 -7.25        15.91          16.19

 S&P 500 INDEX (NO EXPENSES)              -9.11        18.33          17.46


(1) THE FUND COMMENCED OPERATIONS ON 9/17/93. FOR THE PERIOD 1/1/90 THROUGH 9/30/93, RETURNS REFLECT PERFORMANCE OF THE PIERPONT EQUITY FUND, THE PREDECESSOR OF THE FUND. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE
     DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The sales charges and estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. Class A, B and C Shares generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE*               PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES       5.75%                         NONE

 CLASS B SHARES       NONE                          5.00%

 CLASS C SHARES       NONE                          1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                              CLASS A    CLASS B    CLASS C
                                              SHARES     SHARES     SHARES

 MANAGEMENT FEES                              0.40%      0.40%      0.40%

 DISTRIBUTION (RULE 12B-1) FEES               0.25%      0.75%      0.75%

 SHAREHOLDER SERVICE FEES                     0.25%      0.25%      0.25%

 OTHER EXPENSES(3)                            0.45%      0.45%      0.45%
                                              ---------------------------
 TOTAL OPERATING EXPENSES                     1.35%      1.85%      1.85%

 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)      0.30%      0.10%      0.10%
                                              ---------------------------
 NET EXPENSES(4)                              1.05%      1.75%      1.75%


(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.05%, 1.75% AND 1.75% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/04 WITH RESPECT TO CLASS A AND UNTIL 9/7/02 WITH RESPECT TO CLASS B AND CLASS C.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

- net expenses for three years with respect to Class A shares and one year with respect to Class B and C shares, and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, B and C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS A SHARES*                $676       $890        $1,186      $2,027

 CLASS B SHARES**               $678       $872        $1,191      $2,030***

 CLASS C SHARES**               $278       $572          $991      $2,161


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $178       $572        $991        $2,030***

 CLASS C SHARES                 $178       $572        $991        $2,161


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks is to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, JPMIM,the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be re-named "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark.

During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.73%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]
           1991        59.59%
           1992        18.98%
           1993         8.59%
           1994        -5.81%
           1995        31.88%
           1996        20.84%
           1997        22.70%
           1998        -5.28%
           1999        44.30%
           2000        -9.59%


BEST QUARTER             34.75%
                 4th quarter, 1999
WORST QUARTER           -21.61%
                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)


                                      PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
 CLASS A (AFTER EXPENSES)                -14.80       11.55         16.03
 CLASS B (AFTER EXPENSES)                -13.55       12.63         16.72
 CLASS C (AFTER EXPENSES)                -10.38       12.87         16.72
 RUSSELL 2000 INDEX (NO EXPENSES)         -3.02       10.31         15.53

(1) The Fund commenced operations on 11/4/93. For the period 1/1/90 through 11/30/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the Fund. The performance figures in the table for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.
(2)  The Fund's fiscal year end is 5/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of the Class A, B and C Shares before and after reimbursement are shown below. The Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*             PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES            5.75%                       NONE
 CLASS B SHARES            NONE                        5.00%
 CLASS C SHARES            NONE                        1.00%


* The offering price is the net asset value of the shares purchased plus any sales charge.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                            CLASS A     CLASS B      CLASS C
                                            SHARES      SHARES       SHARES
 MANAGEMENT FEES                              0.60%      0.60%         0.60%
 DISTRIBUTION (RULE 12B-1) FEES               0.25%      0.75%         0.75%
 SHAREHOLDER SERVICE FEES                     0.25%      0.25%         0.25%
 OTHER EXPENSES(3)                            0.40%      0.40%         0.40%
 TOTAL OPERATING EXPENSES                     1.50%      2.00%         2.00%
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)      0.25%      0.25%         0.25%
 NET EXPENSES(4)                              1.25%      1.75%         1.75%

(3)  "Other Expenses" are based on the most recent fiscal year.
(4) Reflects a written agreement pursuant to which Morgan Guaranty Trust Company of New York agrees that it will reimburse the Fund to the extent total operating expenses of the Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75%, and 1.75% respectively, of the average daily net assets until 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $695       $999        $1,324      $2,242
 CLASS B SHARES**               $678       $903        $1,255      $2,178***
 CLASS C SHARES**               $278       $603        $1,055      $2,307

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $178       $603        $1,055      $2,178***
 CLASS C SHARES                 $178       $603        $1,055      $2,307

*    Assumes sales charge is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

    JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND



RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term growth from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2 billion when purchased. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential. The Fund is invested in sectors represented in its benchmark, the Russell 2000 Growth Index.

In searching for companies, the Fund employs a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are attractively valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, JPMIM, the Fund's adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The Fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the Fund seeks to outperform the Russell 2000 Growth Index but does not seek to replicate it, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Shares. Prior to the date of this prospectus, the Fund had only one class of shares and operated in a master-feeder structure. As of the date of this prospectus, Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of Small Cap U.S. Growth Stocks used as a measure of overall U.S. Small Cap Growth Stock performance.

During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -12.20%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1998        5.21%
           1999       61.63%
           2000       21.63%

 BEST QUARTER                42.58%
                 4th quarter, 1999
 WORST QUARTER              -24.30%
                 4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                                   PAST 1 YEAR  LIFE OF FUND
 CLASS A (AFTER EXPENSES)                            -26.16         11.10
 CLASS B (AFTER EXPENSES)                            -25.19         12.37
 CLASS C (AFTER EXPENSES)                            -22.34         13.01
 RUSSELL 2000 GROWTH INDEX (NO EXPENSES)              22.43          5.50

(1) THE FUND COMMENCED OPERATIONS ON 6/16/97 AND RETURNS REFLECT PERFORMANCE OF THE FUND'S SELECT SHARES, THE PREDECESSOR TO THE INSTITUTIONAL SHARES, FROM 6/30/97. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.
(2)  THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                         MAXIMUM SALES CHARGE       MAXIMUM DEFERRED SALES
                         (LOAD) WHEN YOU BUY        CHARGE (LOAD) SHOWN AS
                         SHARES, SHOWN AS % OF THE  LOWER OF ORIGINAL PURCHASE
                         OFFERING PRICE*            PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES          5.75%                      NONE
 CLASS B SHARES          NONE                       5.00%
 CLASS C SHARES          NONE                       1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)

                                            CLASS A     CLASS B      CLASS C
                                            SHARES      SHARES       SHARES
 MANAGEMENT FEES                              0.60%      0.60%         0.60%
 DISTRIBUTION (RULE 12B-1) FEES               0.25%      0.75%         0.75%
 SHAREHOLDER SERVICE FEES                     0.25%      0.25%         0.25%
 OTHER EXPENSES(3)                            0.42%      0.42%         0.42%
                                              -----      -----         -----
 TOTAL OPERATING EXPENSES                     1.52%      2.02%         2.02%
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)      0.27%      0.27%         0.27%
                                              -----      -----         -----
 NET EXPENSES(4)                              1.25%      1.75%         1.75%

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.


(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 1.75% AND 1.75% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $695       $1,003      $1,332      $2,262
 CLASS B SHARES**               $678       $907        $1,263      $2,198***
 CLASS C SHARES**               $278       $607        $1,063      $2,326

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $178       $607        $1,063      $2,198***
 CLASS C SHARES                 $178       $607        $1,063      $2,326

*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Balanced, Core Equity, Equity Growth, and Equity Income Funds are series of Mutual Fund Investment Trust, a Massachusetts business trust. The Capital Growth, Dynamic Small Cap, Growth & Income, Mid Cap Value, Small Cap Equity, and Small Cap Growth Funds are series of Mutual Fund Group, a Massachusetts business trust. The Disciplined Equity, Diversified, U.S. Equity and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The U.S. Small Company Opportunities Fund is a series of J.P. Morgan Funds, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
JPMIM, JPMFAM (USA) and Robert Fleming Inc. (Robert Fleming) are the investment advisers and and make the day-to-day investment decisions for these Funds. JPMIM is the investment adviser for the Disciplined Equity, Disciplined Equity Value, Diversified, U.S. Equity, U.S. Small Company and U.S. Small Company Opportunities Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth & Income, and Small Cap Growth Funds.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase). JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Value Funds. Robert Fleming Inc. is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM, JPMFAM (USA) and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net waivers) as a percentage of average net assets as follows:

                                  FISCAL
 FUND                             YEAR END           %
----------------------------------------------------------
 BALANCED FUND                    12/31            0.50

 CAPITAL GROWTH FUND              10/31            0.40

 CORE EQUITY FUND                 12/31            0.50

 DISCIPLINED EQUITY
 FUND                             5/31             0.35

 DIVERSIFIED FUND                 6/30             0.55

 DYNAMIC SMALL CAP
 FUND                             10/31            0.65

 EQUITY GROWTH FUND               12/31            0.50

 EQUITY INCOME FUND               12/31            0.40

 GROWTH & INCOME FUND             10/31            0.40

 MID CAP VALUE FUND               9/30             0.70

 SMALL CAP EQUITY FUND            10/31            0.65

 SMALL CAP GROWTH FUND            9/30             0.80

 U.S. EQUITY FUND                 5/31             0.40

 U.S. SMALL COMPANY
 FUND                             5/31             0.60

 U.S. SMALL COMPANY
 OPPORTUNITIES FUND               5/31             0.60

PORTFOLIO MANAGERS

BALANCED FUND
Henry Lartigue and Jeff Phelps, Portfolio Manager at JPMFAM (USA), are responsible for the equity portion of the portfolio. ________________________ _____________________________________ is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM (USA), he was employed by Houston Industries.

CAPITAL GROWTH FUND
Chris Matlock, Portfolio Manager at JPMFAM (USA) and Mr. Heintz are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Prior to joining JPMFAM (USA) he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in a finance capacity. Both have been managing the Fund since August 1999. Robert Heintz, Managing Director and Director of Equity Management, and Research at JPMFAM (USA), has worked at JPMFAM (USA) since 1983 in a variety of investment management positions. Before joining JPMFAM (USA) he worked at The Bank of New York as a Portfolio Manager.

CORE EQUITY FUND
Mr. Lartigue has managed the portfolio since January of 1996. Since January 1999 the funds have been co-managed with Mr. Phelps. Please see above for information on Messrs. Lartigue and Phelps.

DISCIPLINED EQUITY FUND
The portfolio management team is led by Joseph Gill, vice president, Timothy J. Devlin, vice president, and Nanette Buziak, vice president. [Bio for Joseph Gill] Mr. Devlin has been at JPMIM since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMIM since March of 1997 and prior to that was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

DISCIPLINED EQUITY VALUE FUND
The portfolio management team is led by Timothy J. Devlin, vice president, Joseph Gill, vice president, and Ralph Zingune, vice president. [Bio for Ralph Zingune]. Please see above information on Messrs. Gill and Devlin.

DIVERSIFIED FUND
The portfolio management team is led by John M. Devlin, vice president, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, vice president, who joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group and as a fixed income and currency trader and portfolio manager in Milan.

DYNAMIC SMALL CAP FUND
Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Before joining JPMFAM (USA), she worked for Merrill Lynch, Pierce,

Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue.

EQUITY GROWTH FUND
Mr. Lartigue has managed the portfolio since July of 1994. Please see above for information on Mr. Lartigue.

EQUITY INCOME FUND
Mr. Heintz has been managing the Fund since inception. Please see above for information on Mr. Heintz.

GROWTH AND INCOME FUND
Mr. Heintz and Stephen J. O'Keefe, CFA, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund. Mr. O'Keefe joined JPMFAM (USA) in 1989. Prior to joining JPMFAM (USA), he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999. Please see above for information on Mr. Heintz.

MID CAP VALUE FUND
Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Mid Cap Value Fund. Mr. Simon has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc.

SMALL CAP EQUITY FUND
Mr. Lartigue and Ms. Ellis are responsible for management of the Fund. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue and Ms. Ellis.

SMALL CAP GROWTH FUND
Christopher Mark Vyvyan Jones, serves as portfolio manager to the Small Cap Growth Fund. Mr. Jones has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1982 and is currently a Director of Robert Fleming Inc. Mr. Jones is head of the adviser's Small Company Investment Team.

U.S. EQUITY FUND
The portfolio management team is led by Henry D. Cavanna, managing director, and James H. Russo, vice president and CFA. Mr. Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr. Russo has been at JPMIM since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks.

U.S. SMALL COMPANY FUND
The portfolio management team is led by Marian U. Pardo, managing director, and Carolyn Jones, vice president. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Jones has been with JPMIM since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMIM's private banking group and as a product specialist at Merrill Lynch Asset Management.

U.S. SMALL COMPANY OPPORTUNITIES FUND
The portfolio management team is led by Marian U. Pardo, Saira Durcanin and Carolyn Jones. See above for information on Ms. Pardo, Ms. Durcanin and Ms. Jones.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York (Morgan Guaranty) or Chase provides administrative services and oversees each Fund's other service providers. Morgan Guaranty is the administrator for the Disciplined Equity, Disciplined Equity Value, Diversified, U.S. Equity, U.S. Small Company and U.S. Small Company Opportunities Funds. Chase is the administrator for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, Mid Cap Value, Small Cap Equity, and Small Cap Growth Funds. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of each Fund held by investors serviced by the shareholder servicing agent. The Small Cap Growth Fund can only pay fees to shareholder servicing agents other than Morgan and Chase.

J.P. Morgan Fund Distributors, Inc. (JPFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

The advisers and/or JPFD, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

HOW YOUR ACCOUNT WORKS


ABOUT SALES CHARGES
You must pay a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

This prospectus offers Class A, B and C Shares of the Funds.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you must pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the tables show, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.

Shareholders of the former J.P.Morgan U.S. Equity Fund - Advisor Series who received their Class A shares as a result of a fund reorganization in August, 2001, will not pay sales loads on subsequent purchases of Class A Shares in the U.S. Equity Fund or any other JPMorgan Fund.

TOTAL SALES CHARGE

                                AS % OF THE        AS %
                                OFFERING           OF NET
 AMOUNT OF                      PRICE              AMOUNT
 INVESTMENT                     PER SHARE          INVESTED
-------------------------------------------------------------
LESS THAN $100,000              5.75%              6.10%

$100,000 BUT UNDER $250,000     3.75%              3.90%

$250,000 BUT UNDER $500,000     2.50%              2.56%

$500,000 BUT UNDER
$1 MILLION                      2.00%              2.04%

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR                DEFERRED SALES CHARGE
---------------------------------------------
 1                   5%

 2                   4%

 3                   3%

 4                   3%

 5                   2%

 6                   1%

 7                   NONE

 8                   NONE

We calculate the deferred sales charge from the month you buy your shares.

We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are never converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
J.P. Morgan Fund Distributors, Inc. (JPFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase. The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares, as applicable.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Fund operating expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER,
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later in this document.

Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we'll process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:
-------------------------------------------------------------------------
 THE JPMORGAN FUNDS SERVICE CENTER
-------------------------------------------------------------------------
 1-800-348-4782
-------------------------------------------------------------------------

 TYPE OF                 INITIAL         ADDITIONAL
 ACCOUNT                 INVESTMENT      INVESTMENTS
-------------------------------------------------------
 REGULAR ACCOUNT         $2,500          $100

 SYSTEMATIC INVESTMENT
 PLAN                    $1,000          $100

 IRAS                    $1,000          $100

 SEP-IRAS                $1,000          $100

 EDUCATION IRAS          $1,000          $100

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell these shares until 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER,
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

THROUGH A SYSTEMATIC WITHDRAW PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders.

You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, each Fund will send you the proceeds the next business day. We will accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange money from one JPMorgan account to another of the same class. Call the JPMorgan Funds Service Center for details.

If you exchange Class B shares of a Fund for Class B shares of another JPMorgan Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the balance falls below $500 for 30 days because you have sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Balanced, Core Equity, Disciplined Equity, Disciplined Equity Value Fund, Diversified, Equity Growth, Equity Income, Growth and Income, and U.S. Equity Funds generally distribute net investment income at least quarterly. The Capital Growth, Dynamic Small Cap, Small Cap Equity, U.S. Small Company and U.S. Small Company Opportunities Funds generally distribute net investment income at least semi annually. The Mid-Cap Value and Small Cap Growth Funds generally distribute net investment income at least annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.



ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby a fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby a fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar- denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:


CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

X    Permitted (and if applicable, percentage of net assets limitation)

O    Permitted, but not typically used

                                                                                        DISCIPLINED                DYNAMIC
                                                        CAPITAL    CORE   DISCIPLINED      EQUITY                   SMALL    EQUITY
    PRINCIPAL TYPES OF RISK                  BALANCED    GROWTH   EQUITY     EQUITY        VALUE     DIVERSIFIED     CAP     GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES
 credit, interest rate, market,
 prepayment                                      X          O        O          O                         X           O         O

 BANK OBLIGATIONS
 credit, currency, liquidity,
 political                                       X          X        X          X            X            X           X         X

 COMMERCIAL PAPER
 credit, currency, interest rate,
 liquidity, market, political                    X          O        O          O            X            X           O         O

 CONVERTIBLE SECURITIES
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                       X          X        X          X            X            X           X         X

 CORPORATE BONDS
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                       X          O        O          O                         X           O         O

 MORTGAGES (DIRECTLY HELD)
 credit, environmental, extension,
 interest rate, liquidity, market,
 natural event, political,
 prepayment, valuation                           O          O        O          O                         O           O         O

 MORTGAGE-BACKED SECURITIES
 credit, currency, extension,
 interest rate, leverage, liquidity,
 market, political, prepayment                   X          O        O          O                         X           O         O

 MORTGAGE DOLLAR ROLLS
 currency, extension, interest rate,
 leverage, liquidity, market,
 political, prepayment                           X(1)       O        O          O                         X(1)        O         O

 PARTICIPATION INTERESTS
 credit, currency, extension,
 interest rate, liquidity,
 political, prepayment                           X          O        O          O                         X           O         O

 PRIVATE PLACEMENTS
 credit, interest rate, liquidity,
 market, valuation                               X          X        X          X            X            X           X         X

 REITS AND OTHER REAL-ESTATE RELATED
 INSTRUMENTS
 credit, interest rate, liquidity,
 market, natural event, prepayment,
 valuation                                       X          X        X          X            X            X           X         X

 REPURCHASE AGREEMENTS
 credit                                          X          X        X          X            X            X           X         X

 REVERSE REPURCHASE AGREEMENTS
 credit                                          X          O        O          O(1)         X(1)         O(1)        O         O

 SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF
 SUPRANATIONAL ORGANIZATIONS
 credit, currency, interest rate,
 market, political                               X          O        O          O            X            X           O         O

 SWAPS
 credit, currency, interest rate,
 leverage, market, political                     X          O        O          O            X            X           O         O

 TAX EXEMPT MUNICIPAL SECURITIES
 credit, interest rate, market,
 natural event, political                        O          O        O          O                         O           O         O

 U.S. GOVERNMENT SECURITIES
 interest rate                                   X          O        O          O            X            X           O         O

 ZERO COUPON, PAY-IN-KIND, AND DEFERRED
 PAYMENT SECURITIES
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                       X          O        O          O                         X           O         O

(1) All borrowing activities, including mortgage dollar rolls and reverse repurchase agreements, are subject to an aggregate limit of 33 1/3% of the Fund's total assets.


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

INVESTMENTS


This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.



ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby a fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby a fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar- denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:


CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

X    Permitted (and if applicable, percentage of net assets limitation)

O    Permitted, but not typically used

                                                                                                                          U.S.
                                                      GROWTH       MID            SMALL    SMALL               U.S.      SMALL
                                            EQUITY     AND         CAP             CAP      CAP       U.S.    SMALL     COMPANY
          PRINCIPAL TYPES OF RISK           INCOME    INCOME      VALUE           EQUITY   GROWTH    EQUITY  COMPANY  OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES
 credit, interest rate, market,
 prepayment                                    O          O             O            O        O        O        O        O

 BANK OBLIGATIONS
 credit, currency, liquidity,
 political                                     X          X             X            X        X        X        X        X

 COMMERCIAL PAPER
 credit, currency, interest rate,
 liquidity, market, political                  O          O             O            O        O        O        O        O

 CONVERTIBLE SECURITIES
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                     X          X             X            X        X        X        X        X

 CORPORATE BONDS
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                     O          O             O            O        O        O        O        O

 MORTGAGES (DIRECTLY HELD)
 credit, environmental, extension,
 interest rate, liquidity, market,
 natural event, political,
 prepayment, valuation                         O          O             O            O        O        O        O        O

 MORTGAGE-BACKED SECURITIES
 credit, currency, extension,
 interest rate, leverage,
 liquidity, market, political,
 prepayment                                    O          O             O            O        O        O        O        O

 MORTGAGE DOLLAR ROLLS
 currency, extension, interest
 rate, leverage, liquidity, market,
 political, prepayment                         O          O             O            O        O        O        O        O

 PARTICIPATION INTERESTS
 credit, currency, extension,
 interest rate, liquidity,
 political, prepayment                         O          O             O            O        O        O        O        O

 PRIVATE PLACEMENTS
 credit, interest rate, liquidity,
 market, valuation                             X          X             X            X        X        X        X        X

 REITS AND OTHER REAL-ESTATE RELATED
 INSTRUMENTS
 credit, interest rate, liquidity,
 market, natural event, prepayment,
 valuation                                     X          X             X            X        X        X        X        X

 REPURCHASE AGREEMENTS
 credit                                        X          X             X            X        X        X        X        X

 REVERSE REPURCHASE AGREEMENTS
 credit                                        O          O             O            O        O        O(1)     O(1)     O(1)

 SOVEREIGN DEBT, BRADY BONDS, AND DEBT
 OF SUPRANATIONAL ORGANIZATIONS
 credit, currency, interest rate,
 market, political                             O          O             O            O        O        O        O        O

 SWAPS
 credit, currency, interest rate,
 leverage, market, political                   O          O             O            O        O        O        O        O

 TAX EXEMPT MUNICIPAL SECURITIES
 credit, interest rate, market,
 natural event, political                      O          O             O            O        O        O        O        O

 U.S. GOVERNMENT SECURITIES
 interest rate                                 O          O             O            O        O        O        O        O

 ZERO COUPON, PAY-IN-KIND, AND DEFERRED
 PAYMENT SECURITIES
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                     O          O             O            O        O        O        O        O

(1) All borrowing activities, including mortgage dollar rolls and reverse repurchase agreements, are subject to an aggregate limit of 33 1/3% of the Fund's total assets.



LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a fund manage risk.


POTENTIAL RISKS                       POTENTIAL REWARDS                POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

/ / When a Fund buys securities       / / The Funds can take          / / The Funds segregates liquid assets to
    before issue or for delayed       advantage of attractive         offset leverage risks
    delivery, it could be exposed     transaction opportunities
    to leverage risk if it does
    not segregate liquid assets


SHORT-TERM TRADING

/ / Increased trading would raise     / / The Funds could realize     / / The Funds generally avoid short-term
a Fund's brokerage and related        gains in a short period of      trading, except to take advantage of attractive
costs                                 time                            or unexpected opportunities or to meet demands
                                                                      generated by shareholder activity
/ / Increased short-term capital      / / The Funds could protect
gains distributions would             against losses if a stock
raise shareholders' income            is overvalued and its value
tax liability                         later falls


DERIVATIVES

/ / Derivatives such as futures,      / / Hedges that correlate       / / The Funds use derivatives, such as futures,
options, swaps, and forward           well with underlying            options, swaps and forward foreign currency
foreign currency contracts(1)         positions can reduce or         contracts, for hedging and for risk management
that are used for hedging the         eliminate losses at low cost    (i.e., to adjust duration or yield curve
portfolio or specific securities                                      exposure, or to establish or adjust exposure to
may not fully offset the              / / The Funds could make        particular securities, markets or currencies);
underlying positions and this         money and protect against       risk management may include management of a
could result in losses to a Fund      losses if management's          Fund's exposure relative to its benchmark.
that would not have otherwise         analysis proves correct         Certain Funds may also use derivatives to
occurred                                                              increase the Fund's gain
                                      / / Derivatives that
/ / Derivatives used for risk         involve leverage could          / / A Fund only establishes hedges that it
management or to increase the         generate substantial gains      expects will be highly correlated with
Fund's gain may not have the          at low cost                     underlying positions
intended effects and may result
in losses or missed opportunities                                      / / While the Funds may use derivatives that
                                                                       incidentally involve leverage, they do not use
/ / The counterparty to a                                              them for the specific purpose of leveraging
derivatives contract could default                                     their portfolio

/ / Derivatives that involve
leverage could magnify losses

/ / Certain types of derivatives
involve costs to the Funds which
can reduce returns


SECURITIES LENDING

/ / When a Fund lends a security,
there is a risk that the loaned       / / The Funds may enhance        / / Each adviser maintains a list of approved
securities may not be returned if     income through the               borrowers
the borrower or the lending agent     investment of the
defaults                              collateral received from         / / The Funds receive collateral equal to at
                                      the borrower                     least 100% of the current value of the
/ / The collateral will be                                             securities loaned
subject to the risks of the
securities in which it is invested                                     / / The lending agents indemnify the Funds
                                                                       against borrower default

                                                                       / / Each adviser's collateral investment
                                                                       guidelines limit the quality and duration of
                                                                       collateral investment to minimize losses

                                                                       / / Upon recall, the borrower must return the
                                                                       securities loaned within the normal settlement
                                                                       period



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                       POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS

/ / Each Fund's share price and      / / Stocks have generally                  / / Under normal circumstances the Funds plan
performance will fluctuate in        outperformed more stable                  to remain fully invested, with at least 65% in
response to stock and/or bond        investments (such as bonds and            stocks; stock investments may include U.S. and
market movements                     cash equivalents) over the long           foreign common stocks, convertible securities,
                                     term                                      preferred stocks, trust or partnership
 / / Adverse market conditions                                                 interests, warrants, rights, REIT interests
may from time to time cause a         / / With respect to the                  and investment company securities
Fund to take temporary defensive     Diversified and Balanced Funds, a
positions that are inconsistent      diversified, balanced portfolio           / / A Fund seeks to limit risk through
with its principal investment        should mitigate the effects of            diversification
strategies and may hinder the        wide market fluctuations,
fund from achieving its              especially when stock and bond            / / During severe market downturns, each Fund
investment objective                 prices move in different                  has the option of investing up to 100% of
                                     directions                                assets in investment-grade short-term
                                                                               securities


MANAGEMENT CHOICES

/ / A Fund could underperform its    / / A Fund could outperform its           / / The advisers focus their active management
benchmark due to its securities      benchmark due to these same               on securities selection, the area where they
and asset allocation choices         choices                                   believe its commitment to research can most
                                                                               enhance returns


FOREIGN INVESTMENTS

/ / Currency exchange rate           / / Favorable exchange rate               / / The Funds anticipate that total foreign
movements could reduce gains or      movements could generate gains or         investments will not exceed 20% of assets (30%
create losses                        reduce losses                             for Equity Growth Fund and 10% for Small Cap
                                                                               Growth Fund)
 / / A Fund could lose money         / / Foreign investments, which
because of foreign government        represent a major portion of the          / / The Funds actively manage the currency
actions, political instability,      world's securities, offer                 exposure of their foreign investments relative
or lack of adequate and accurate     attractive potential performance          to their benchmarks, and may hedge back into
information                          and opportunities for                     the U.S. dollar from time to time (see also
                                     diversification                           "Derivatives"); these currency management
 / / Currency and investment                                                   techniques may not be available for certain
risks tend to be higher in           / / Emerging markets can offer            emerging markets investments
emerging markets; these markets      higher returns
also present higher liquidity and                                              / / The Diversified Fund anticipates that
valuation risks                                                                total foreign investments will not exceed 30%
                                                                               of assets and the Fund may invest in emerging
                                                                               markets


ILLIQUID HOLDINGS

/ / Each Fund could have             / / These holdings may offer more         / / No Fund may invest more than 15% of net
difficulty valuing these holdings    attractive yields or potential            assets in illiquid holdings
precisely                            growth than comparable widely
                                     traded securities                          / / To maintain adequate liquidity to meet
/ / Each Fund could be unable to                                               redemptions, each Fund may hold high quality
sell these holdings at the time                                                short-term securities (including repurchase
or price it desires                                                            agreements and reverse repurchase agreements)
                                                                               and, for temporary or extraordinary purposes,
                                                                               may borrow from banks up to 33 1/3% of the
                                                                               value of its total assets or draw on a line of
                                                                               credit

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds shown (assuming reinvestment of all dividends and distributions).

The following tables provide selected per share data and ratios for one Select Share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual and Semi-Annual Reports to Shareholders which are incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of the reports by contacting the Funds or their Shareholder Servicing Agent.

This information has been audited, except as noted, by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements are included in the respective Fund's annual report, which are available upon request.

JPMORGAN BALANCED FUND^

                                                                                               CLASS  A
-----------------------------------------------------------------------------------------------------------------------------
                                                                               1/1/01
                                                                              THROUGH          YEAR ENDED          10/16/98*
PER SHARE OPERATING PERFORMANCE:                                              6/30/01     ---------------------     THROUGH
                                                                           (UNAUDITED)    12/31/00     12/31/99    12/31/98
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $30.23      $38.46       $34.51      $31.87
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                         --       0.76@        0.70@        0.10
      Net gains or losses in securities (both realized and unrealized)              --      (1.96)         4.05        3.95
                                                                                ------      -----         -----      ------
      Total from investment operations                                              --      (1.20)         4.75        4.05
   Less distributions:
      Dividends from net investment income                                          --        1.28         0.61        0.16
      Distributions from capital gains                                              --        5.75         0.19        1.25
                                                                                ------      -----         -----      ------
      Total dividends and distributions                                             --        7.03         0.80        1.41
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $30.23      $30.23       $38.46      $34.51
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                   0.00%      (2.80%)      13.94%      12.78%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                                $0          $2           $2          $1
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
Expenses                                                                         0.00%       1.25%        1.25%       1.25%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            0.00%       1.99%        1.94%       1.84%
-----------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                    0.00%       2.75%        3.34%     107.16%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits       0.00%       0.49%      (0.15%)   (104.07%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             0%        134%          45%         58%
-----------------------------------------------------------------------------------------------------------------------------


                                                                                 CLASS B     CLASS C
                                                                                 --------    --------

                                                                                2/16/01*    2/16/01*
                                                                                 THROUGH     THROUGH
PER SHARE OPERATING PERFORMANCE:                                                 6/30/01     6/30/01
                                                                             (UNAUDITED) (UNAUDITED)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $29.69      $29.69
----------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                           --          --
      Net gains or losses in securities (both realized and unrealized)                --          --
                                                                                  ------      ------
      Total from investment operations                                                --          --
   Less distributions:
      Dividends from net investment income                                            --          --
      Distributions from capital gains                                                --          --
                                                                                  ------      ------
      Total dividends and distributions                                               --          --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $29.69      $29.69
----------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                     0.00%       0.00%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                                  $0          $0
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------
Expenses                                                                           0.00%       0.00%
----------------------------------------------------------------------------------------------------
Net investment income                                                              0.00%       0.00%
----------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                      0.00%       0.00%
----------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits         0.00%       0.00%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               0%          0%
----------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Balanced Fund.
  * Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
  # Short periods have been annualized.

JPMORGAN CAPITAL GROWTH FUND^

                                                                                                    CLASS A
                                                                                       -------------------------------------
                                                                                          11/01/00
                                                                                           THROUGH        YEAR ENDED
                                                                                          04/30/01    ----------------------
PER SHARE OPERATING PERFORMANCE:                                                       (UNAUDITED)    10/31/00     10/31/99
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                        $47.91      $42.85       $41.22
----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                                (0.09)@     (0.14)@      (0.20)@
      Net gains or losses in securities (both realized and unrealized)                      (2.18)       10.11         5.75
                                                                                           -------     -------      -------
      Total from investment operations                                                      (2.27)        9.97         5.55
   Distributions to shareholders from:
      Dividends from net investment income                                                      --          --           --
      Distributions from capital gains                                                        5.48        4.91         3.92
                                                                                           -------     -------      -------
      Total dividends and distributions                                                       5.48        4.91         3.92
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $40.16      $47.91       $42.85
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                             (4.46%)      25.81%       14.30%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                     $  468     $   523      $   577
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------
Expenses                                                                                     1.35%       1.35%        1.30%
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      (0.44%)     (0.32%)      (0.48%)
----------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                                  1.35%       1.35%        1.30%
----------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                                   (0.44%)     (0.32%)      (0.48%)
----------------------------------------------------------------------------------------------------------------------------

                                                                                                  CLASS A
                                                                                    -----------------------------------
                                                                                                  YEAR ENDED
                                                                                    -----------------------------------
PER SHARE OPERATING PERFORMANCE:                                                     10/31/98     10/31/97    10/31/96
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $46.76       $41.60      $35.65
----------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                            (0.12)      (0.02)@        0.15
      Net gains or losses in securities (both realized and unrealized)                 (0.52)        10.13        7.27
                                                                                      -------      -------      ------
      Total from investment operations                                                 (0.64)        10.11        7.42
   Distributions to shareholders from:
      Dividends from net investment income                                                --          0.15        0.12
      Distributions from capital gains                                                   4.90         4.80        1.35
                                                                                      -------      -------      ------
      Total dividends and distributions                                                  4.90         4.95        1.47
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $41.22       $46.76      $41.60
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                                                        (1.60%)      26.47%      21.48%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                               $   728      $   839     $   768
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------
Expenses                                                                                1.27%        1.31%       1.37%
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 (0.24%)      (0.05%)       0.39%
----------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                             1.27%        1.31%       1.37%
----------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                              (0.24%)      (0.05%)       0.39%
----------------------------------------------------------------------------------------------------------------------

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Capital Growth Fund.
  # Short periods have been annualized.

                                                                                                  CLASS B
                                                                        ------------------------------------------------------
                                                                                 11/01/00
                                                                                  THROUGH               YEAR ENDED
                                                                                 04/30/01    ----------------------------------
PER SHARE OPERATING PERFORMANCE:                                              (UNAUDITED)    10/31/00     10/31/99    10/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $46.20      $41.67       $40.38      $46.11
Income from investment operations:
      Net investment income                                                        (0.19)@     (0.35)@      (0.40)@      (0.29)
      Net gains or losses in securities (both realized and unrealized)             (2.10)        9.79         5.61      (0.54)
                                                                                   ------      ------       ------      ------
      Total from investment operations                                             (2.29)        9.44         5.21      (0.83)
   Distributions to shareholders from:
      Dividends from net investment income                                            --          --          --           --
      Distributions from capital gains                                              5.48        4.91         3.92        4.90
                                                                                   ------      ------       ------      ------
      Total dividends and distributions                                             5.48        4.91         3.92        4.90
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $38.43      $46.20       $41.67      $40.38
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                                                   (4.69%)      25.21%       13.71%     (2.08%)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                           $  264     $   318      $   338     $   405
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                            1.85%       1.85%        1.80%       1.77%
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                              (0.94%)     (0.82%)      (0.98%)     (0.74%)
-------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                         1.85%       1.85%        1.80%       1.77%
-------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                           (0.94%)     (0.82%)      (0.98%)     (0.74%)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                        CLASS B
------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED
                                                                                ----------------------
PER SHARE OPERATING PERFORMANCE:                                                10/31/97    10/31/96
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $41.21      $35.39
Income from investment operations:
      Net investment income                                                       (0.23)@     (0.08)
      Net gains or losses in securities (both realized and unrealized)            10.01        7.25
                                                                                  ------      ------
      Total from investment operations                                             9.78        7.17
   Distributions to shareholders from:
      Dividends from net investment income                                         0.08          --
      Distributions from capital gains                                             4.80        1.35
                                                                                  ------      ------
      Total dividends and distributions                                            4.88        1.35
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $46.11      $41.21
----------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                                                  25.85%      20.88%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                         $   422     $   334
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------
Expenses                                                                           1.81%       1.87%
----------------------------------------------------------------------------------------------------
Net investment income                                                             (0.56%)     (0.21%)
----------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                        1.81%       1.87%
----------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                          (0.56%)     (0.21%)
----------------------------------------------------------------------------------------------------

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Capital Growth Fund.
  # Short periods have been annualized.

                                                                                                         CLASS C
                                                                             -------------------------------------------------------
                                                                                      11/01/00
                                                                                       THROUGH          YEAR ENDED         1/2/98**
                                                                                      04/30/01    ---------------------     THROUGH
PER SHARE OPERATING PERFORMANCE:                                                   (UNAUDITED)    10/31/00     10/31/99    10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $45.76      $41.31       $40.03      $42.81
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                            (0.18)@     (0.35)@      (0.39)@      (0.09)
      Net gains or losses in securities (both realized and unrealized)                  (2.09)        9.71         5.59      (2.69)
                                                                                       -------     -------      -------      ------
      Total from investment operations                                                  (2.27)        9.36         5.20      (2.78)
   Distributions to shareholders from:
      Dividends from net investment income                                                  --         --           --          --
      Distributions from capital gains                                                    5.48        4.91         3.92         --
                                                                                       -------     -------      -------      ------
      Total dividends and distributions                                                   5.48        4.91         3.92         --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $38.01      $45.76       $41.31      $40.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                                                        (4.69%)      25.25%       13.81%     (6.49%)
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                                                   $  5         $ 5         $  6         $ 4
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                                 1.85%       1.85%        1.80%       1.73%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  (0.94%)     (0.82%)      (0.97%)     (0.59%)
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                              1.85%       1.85%        1.80%       1.73%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                               (0.94%)     (0.82%)      (0.97%)     (0.59%)
------------------------------------------------------------------------------------------------------------------------------------

 ** Commencement of offering class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Capital Growth Fund.
  # Short periods have been annualized.

JPMORGAN CORE EQUITY FUND^

                                                                         CLASS A                         CLASS B      CLASS C
                                                     ----------------------------------------------      --------     --------
                                                          1/1/01                                         2/16/01*     2/16/01*
                                                         THROUGH        YEAR ENDED         9/10/98*       THROUGH      THROUGH
                                                         6/30/01   --------------------     THROUGH       6/30/01      6/30/01
PER SHARE OPERATING PERFORMANCE:                     (UNAUDITED)   12/31/00    12/31/99    12/31/98   (UNAUDITED)  (UNAUDITED)
---------------------------------------------------------------------------------------------------      --------     --------
Net asset value, beginning of period                      $26.30     $32.19      $26.52      $21.49        $25.46       $25.46
---------------------------------------------------------------------------------------------------      --------     --------
   Income from investment operations:
      Net investment income                                   --     (0.05)     (0.05)@          --            --           --
      Net gains or losses in securities (both
        realized and unrealized)                              --     (3.96)        6.28        6.22            --           --
                                                     -----------   --------    --------    --------      --------     --------

      Total from investment operations                        --     (4.01)        6.23        6.22            --           --
   Less distributions:
      Dividends from net investment income                    --         --        0.01        0.02            --           --
      Distributions from capital gains                        --       1.88        0.55        1.17            --           --
                                                     -----------   --------    --------    --------      --------     --------
      Total dividends and distributions                       --       1.88        0.56        1.19            --           --
---------------------------------------------------------------------------------------------------      --------     --------
Net asset value, end of period                            $26.30     $26.30      $32.19      $26.52        $25.46       $25.46
---------------------------------------------------------------------------------------------------      --------     --------
TOTAL RETURN(1)                                            0.00%    (12.19%)     23.59%      29.08%         0.00%        0.00%
===================================================================================================      ========     ========
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------      --------     --------
Net assets, end of period (millions)                          $0         $9          $6          $1            $0           $0
---------------------------------------------------------------------------------------------------      --------     --------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------      --------     --------
Expenses                                                   0.00%      1.24%       1.24%       1.23%         0.00%        0.00%
---------------------------------------------------------------------------------------------------      --------     --------
Net investment income                                      0.00%    (0.25%)     (0.13%)     (0.03%)         0.00%        0.00%
---------------------------------------------------------------------------------------------------      --------     --------
Expenses without waivers, reimbursements and
  earnings credits                                         0.00%      1.80%       3.02%     140.46%         0.00%        0.00%
---------------------------------------------------------------------------------------------------      --------     --------
Net investment income without waivers,
  reimbursements and earnings credits                      0.00%    (0.81%)     (1.89%)   (139.26%)         0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       0%                   11%~         32%            0%           0%
------------------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Core Equity Fund.
  * Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
  ~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999.
    After August 11, 1999, all the fund's investable assets were invested in CEP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
  # Short periods have been annualized.

JPMORGAN DYNAMIC SMALL CAP FUND^

                                                                                           CLASS A
                                                                  ------------------------------------------------------------
                                                                     11/01/00
                                                                      THROUGH        YEAR ENDED             YEAR      5/19/97*
                                                                      4/30/01    -------------------       ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                                  (UNAUDITED)    10/31/00   10/31/99    10/31/98      10/31/97
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 24.54      $15.98     $12.79      $13.85        $10.00
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                           (0.09)@     (0.22)@     (0.15)      (0.09)        (0.04)
      Net gains or losses in securities (both realized and
        unrealized)                                                    (5.36)        8.78       3.34      (0.97)          3.89
                                                                  -----------    --------   --------    --------      --------
      Total from investment operations                                 (5.45)        8.56       3.19      (1.06)          3.85
   Distributions to shareholders from:
      Dividends from net investment income                               --            --        --         --              --
      Distributions from capital gains                                   3.38          --        --         --              --
                                                                  -----------    --------   --------    --------      --------
      Total dividends and distributions                                  3.38          --        --         --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 15.71      $24.54     $15.98      $12.79        $13.85
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      (23.27%)      53.57%     24.94%     (7.65%)        38.50%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $142        $154        $78         $62           $43
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                1.50%       1.50%      1.49%       1.50%         1.49%
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 (1.04%)     (0.99%)    (0.95%)     (0.91%)       (1.16%)
------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits           1.64%       1.76%      1.89%       1.83%         2.38%
------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
   and earnings credits                                               (1.18%)     (1.25%)    (1.35%)     (1.24%)       (2.05%)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   22%         87%        92%         68%            7%
------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS B
                                                                  ------------------------------------------------------------
                                                                     11/01/00
                                                                      THROUGH               YEAR ENDED                5/19/97*
                                                                      4/30/01    --------------------------------     THROUGH
PER SHARE OPERATING PERFORMANCE:                                  (UNAUDITED)    10/31/00    10/31/99    10/31/98     10/31/97
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 23.96      $15.71      $12.67      $13.81       $10.00
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                           (0.14)@     (0.40)@      (0.27)      (0.17)       (0.06)
      Net gains or losses in securities (both realized and
        unrealized)                                                    (5.22)        8.65        3.31      (0.97)         3.87
                                                                  -----------    --------    --------    --------      --------
      Total from investment operations                                 (5.36)        8.25        3.04      (1.14)         3.81
   Distributions to shareholders from:
      Dividends from net investment income                                 --          --          --         --           --
      Distributions from capital gains                                   3.38          --          --         --           --
                                                                  -----------    --------    --------    --------      --------
      Total dividends and distributions                                  3.38          --          --         --           --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 15.22      $23.96      $15.71      $12.67       $13.81
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      (23.48%)      52.51%      23.99%     (8.25%)       38.10%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                                   $83        $110         $66         $57          $38
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                2.14%       2.20%       2.23%       2.24%        2.24%
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 (1.67%)     (1.69%)     (1.69%)     (1.65%)      (1.93%)
------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits           2.14%       2.26%       2.39%       2.33%        2.88%
------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
   and earnings credits                                               (1.67%)     (1.75%)     (1.85%)     (1.74%)      (2.57%)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   22%         87%         92%         68%           7%
------------------------------------------------------------------------------------------------------------------------------

  * Commencement of operations.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Small Cap Opportunities Fund
  # Short periods have been annualized.

                                                                                                    CLASS C
                                                                              --------------------------------------------------
                                                                                 11/01/00
                                                                                  THROUGH          YEAR ENDED           1/7/98**
                                                                                  4/30/01    ------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE:                                              (UNAUDITED)     10/31/00     10/31/99     10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $ 23.93       $15.69       $12.66       $13.17
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                       (0.14)@      (0.35)@       (0.26)       (0.08)
      Net gains or losses in securities (both realized and
        unrealized)                                                                (5.22)         8.59         3.29       (0.43)
                                                                              -----------     --------     --------     --------
      Total from investment operations                                             (5.36)         8.24         3.03       (0.51)
   Distributions to shareholders from:
      Dividends from net investment income                                             --           --           --          --
      Distributions from capital gains                                               3.38           --           --          --
                                                                              -----------     --------     --------     --------
      Total dividends and distributions                                              3.38           --           --          --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $ 15.19       $23.93       $15.69       $12.66
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                  (23.51%)       52.52%       23.93%      (3.87%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                               $11          $14           $6           $5
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
Expenses                                                                            2.14%        2.20%        2.23%        2.24%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             (1.68%)      (1.69%)      (1.69%)      (1.55%)
--------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                       2.14%        2.26%        2.39%        2.29%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits        (1.68%)      (1.75%)      (1.85%)      (1.60%)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               22%          87%          92%          68%
--------------------------------------------------------------------------------------------------------------------------------

 ** Commencement of offering class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Small Cap Opportunities Fund.
  # Short periods have been annualized.
  + Amounts round to less than one million.
  ^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN EQUITY GROWTH FUND^

                                                                      CLASS A                         CLASS B      CLASS C
                                                   ----------------------------------------------   -----------  -----------
                                                        1/1/01                                         2/16/01*     2/16/01*
                                                       THROUGH        YEAR ENDED         8/13/98*       THROUGH      THROUGH
                                                       6/30/01   -------------------     THROUGH       6/30/01      6/30/01
PER SHARE OPERATING PERFORMANCE:                   (UNAUDITED)   12/31/00    12/31/99    12/31/98   (UNAUDITED)  (UNAUDITED)
-------------------------------------------------------------------------------------------------   -----------  -----------
Net asset value, beginning of period                    $43.12     $67.85      $52.30      $45.57        $41.84       $41.84
-------------------------------------------------------------------------------------------------   -----------  -----------
   Income from investment operations:
      Net investment income                                 --    (0.42)@     (0.29)@      (0.02)            --           --
      Net gains or losses in securities (both
        realized and unrealized)                            --    (16.14)       16.75        8.53            --           --
                                                   -----------   --------    --------    --------   -----------  -----------
      Total from investment operations                      --    (16.56)       16.46        8.51            --           --
   Less distributions:
      Dividends from net investment income                  --         --          --          --            --           --
      Distributions from capital gains                      --       8.17        0.91        1.78            --           --
                                                   -----------   --------    --------    --------   -----------  -----------
      Total dividends and distributions                     --       8.17        0.91        1.78            --           --
-------------------------------------------------------------------------------------------------   -----------  -----------
Net asset value, end of period                          $43.12     $43.12      $67.85      $52.30        $41.84       $41.84
-------------------------------------------------------------------------------------------------   -----------  -----------
TOTAL RETURN(1)                                          0.00%     (23.85%)     31.54%      18.80%         0.00%        0.00%
=================================================================================================   ===========  ===========
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------   -----------  -----------
Net assets, end of period (millions)                        $0        $24         $15          $1            $0           $0
-------------------------------------------------------------------------------------------------   -----------  -----------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------   -----------  -----------
Expenses                                                 0.00%      1.24%       1.24%       1.25%         0.00%        0.00%
-------------------------------------------------------------------------------------------------   -----------  -----------
Net investment income                                    0.00%    (0.65%)     (0.48%)     (0.19%)         0.00%        0.00%
-------------------------------------------------------------------------------------------------   -----------  -----------
Expenses without waivers, reimbursements and
  earnings credits                                       0.00%      1.64%       2.34%       5.88%         0.00%        0.00%
-------------------------------------------------------------------------------------------------   -----------  -----------
Net investment income without waivers,
  reimbursements and earnings credits                    0.00%    (1.05%)     (1.58%)       4.82%         0.00%        0.00%
-------------------------------------------------------------------------------------------------   -----------  -----------
Portfolio turnover rate                                     0%                   15%~         35%            0%           0%
----------------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Equity Growth Fund.
  * Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
  ~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999.
    After August 11, 1999, all the fund's investable assets were invested in EGP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
  # Short periods have been annualized.

JPMORGAN EQUITY INCOME FUND^

                                                                           CLASS A                         CLASS B      CLASS C
                                                      -----------------------------------------------   -----------   -----------
                                                           1/1/01                                          2/16/01*      2/16/01*
                                                          THROUGH        YEAR ENDED          8/24/98*       THROUGH       THROUGH
                                                          6/30/01    --------------------     THROUGH       6/30/01       6/30/01
PER SHARE OPERATING PERFORMANCE:                      (UNAUDITED)    12/31/00    12/31/99    12/31/98   (UNAUDITED)   (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $35.35      $49.83      $46.23      $40.49        $34.41        $34.41
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                    --       0.17@       0.20@        0.06            --            --
      Net gains or losses in securities
        (both realized and unrealized)                         --      (2.66)        5.63        5.89            --            --
                                                      -----------    --------    --------    --------   -----------   -----------
      Total from investment operations                         --      (2.49)        5.83        5.95            --            --
   Less distributions:
      Dividends from net investment income                     --        0.18        0.23        0.07            --            --
      Distributions from capital gains                         --       11.81        2.00        0.14            --            --
                                                      -----------    --------    --------    --------   -----------   -----------
      Total dividends and distributions                        --       11.99        2.23        0.21            --            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $35.35      $35.35      $49.83      $46.23        $34.41        $34.41
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                             0.00%     (4.09%)      12.70%      14.70%         0.00%         0.00%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                           $0          $5          $4          $1            $0            $0
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                                    0.00%       1.25%       1.24%       1.18%         0.00%         0.00%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       0.00%       0.34%       0.42%       0.57%         0.00%         0.00%
---------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements
  and earnings credits                                      0.00%       1.94%       3.33%      37.61%         0.00%         0.00%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers,
  reimbursements and earnings credits                       0.00%     (0.35%)     (1.67%)    (35.86%)         0.00%         0.00%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        0%         15%         16%          3%            0%            0%
---------------------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Equity Income Fund.
  * Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
  # Short periods have been annualized.

JPMORGAN GROWTH AND INCOME FUND^

                                                                                   CLASS A
                                                 -------------------------------------------------------------------------
                                                    11/01/00
                                                     THROUGH                          YEAR ENDED
                                                    04/30/01    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                 (UNAUDITED)    10/31/00    10/31/99    10/31/98    10/31/97      10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $40.71      $43.65      $43.24      $46.21      $39.21        $34.96
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                            0.09@       0.09@       0.18@       0.19@       0.35@          0.60
      Net gains or losses in securities
       (both realized and unrealized)                  (2.69)       3.31        5.07        3.59       10.18          5.96
                                                 -----------    --------    --------    --------    --------      --------
      Total from investment operations                 (2.60)       3.40        5.25        3.78       10.53          6.56
   Distributions to shareholders from:
      Dividends from net investment income              0.10        0.03        0.17        0.19        0.38          0.55
      Distributions from capital gains                  5.70        6.31        4.67        6.56        3.15          1.76
                                                 -----------    --------    --------    --------    --------      --------
      Total dividends and distributions                 5.80        6.34        4.84        6.75        3.53          2.31
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $32.31      $40.71      $43.65      $43.24      $46.21        $39.21
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                      (6.26%)       8.88%      12.82%       9.09%      28.84%        19.60%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)               $1,014      $1,131      $1,385      $1,499      $1,497        $1,591
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------
Expenses                                               1.30%       1.30%       1.26%       1.25%       1.27%         1.32%
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                  0.56%       0.23%       0.41%       0.44%       0.82%         1.46%
--------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements            1.30%       1.30%       1.26%       1.25%       1.27%         1.32%
--------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers
  and reimbursements                                   0.56%       0.23%       0.41%       0.44%       0.82%         1.46%
--------------------------------------------------------------------------------------------------------------------------

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Growth and Income Fund.
  # Short periods have been annualized.

                                                                                   CLASS B
                                                 -------------------------------------------------------------------------
                                                    11/01/00
                                                     THROUGH                          YEAR ENDED
                                                    04/30/01    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                 (UNAUDITED)    10/31/00    10/31/99    10/31/98    10/31/97      10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $40.09      $43.25      $42.92      $45.96      $39.02        $34.81
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                            0.01@     (0.11)@     (0.04)@     (0.02)@       0.13@          0.37
      Net gains or losses in securities
        (both realized and unrealized)                (2.65)        3.26        5.04        3.54       10.13          5.98
                                                 -----------     --------    --------    --------    --------      --------
      Total from investment operations                (2.64)        3.15        5.00        3.52       10.26          6.35
   Distributions to shareholders from:
      Dividends from net investment income              0.02          --          --          --        0.17          0.38
      Distributions from capital gains                  5.70        6.31        4.67        6.56        3.15          1.76
                                                 -----------     -------    --------    --------    --------      --------
      Total dividends and distributions                 5.72        6.31        4.67        6.56        3.32          2.14
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $31.73      $40.09      $43.25      $42.92      $45.96        $39.02
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                      (6.50%)       8.32%      12.29%       8.52%      28.20%        19.02%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                 $306        $409        $528        $542        $489          $370
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------
Expenses                                               1.80%       1.80%       1.76%       1.75%       1.77%         1.81%
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                  0.06%     (0.27%)     (0.09%)     (0.06%)       0.31%         0.95%
--------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements            1.80%       1.80%       1.76%       1.75%       1.77%         1.81%
--------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers
  and reimbursements                                   0.06%     (0.27%)     (0.09%)     (0.06%)       0.31%         0.95%
--------------------------------------------------------------------------------------------------------------------------

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Growth and Income Fund.
  # Short periods have been annualized.

                                                                               CLASS C
                                                           ------------------------------------------------
                                                              11/01/00
                                                               THROUGH          YEAR ENDED        1/2/98**
                                                              04/30/01    --------------------     THROUGH
PER SHARE OPERATING PERFORMANCE:                           (UNAUDITED)    10/31/00    10/31/99    10/31/98
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $39.10      $42.34      $42.13      $41.64
----------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                      0.01@     (0.11)@     (0.03)@     (0.02)@
      Net gains or losses in securities
        (both realized and unrealized)                          (2.59)        3.18        4.94        0.68
                                                           -----------    --------    --------    --------
      Total from investment operations                          (2.58)        3.07        4.91        0.66
   Distributions to shareholders from:
      Dividends from net investment income                        0.03          --        0.03        0.09
      Distributions from capital gains                            5.70        6.31        4.67        0.08
                                                           -----------    --------    --------    --------
      Total dividends and distributions                           5.73        6.31        4.70        0.17
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $30.79      $39.10      $42.34      $42.13
----------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                (6.50%)       8.31%      12.29%       1.55%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $9          $9         $10          $5
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------
Expenses                                                          1.80%       1.80%       1.76%       1.72%
----------------------------------------------------------------------------------------------------------
Net investment income                                             0.06%     (0.27%)     (0.07%)     (0.05%)
----------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                       1.80%       1.80%       1.76%       1.72%
----------------------------------------------------------------------------------------------------------
Net investment income without waivers
  and reimbursements                                              0.06%     (0.27%)     (0.07%)    (0.05%)
----------------------------------------------------------------------------------------------------------

 ** Commencement of offering class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Growth and Income Fund.
  # Short periods have been annualized.

JPMORGAN SMALL CAP EQUITY FUND^

                                                                                      CLASS A
                                                     ------------------------------------------------------------------------
                                                      11/01/00
                                                       THROUGH                           YEAR ENDED
                                                      04/30/01     ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                    (UNAUDITED)    10/31/00    10/31/99    10/31/98    10/31/97      10/31/96
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $27.89      $22.77      $20.40      $23.57      $19.19         $15.07
   Income from investment operations:
      Net investment income                             (0.08)@     (0.20)@     (0.13)@     (0.11)      (0.05)          0.01
      Net gains or losses in securities
        (both realized and unrealized)                  (2.73)       7.97        2.67       (2.42)       4.72           4.32
                                                       ------      ------      ------      ------      ------         ------
      Total from investment operations                  (2.81)       7.77        2.54       (2.53)       4.67           4.33
   Distributions to shareholders from:
      Dividends from net investment income                 --          --          --          --          --           0.03
      Distributions from capital gains                   3.89        2.65        0.17        0.64        0.29           0.18
                                                       ------      ------      ------      ------      ------         ------
      Total dividends and distributions                  3.89        2.65        0.17        0.64        0.29           0.21
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $21.19      $27.89      $22.77      $20.40      $23.57         $19.19
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                        (10.04%)     37.10%      12.49%     (10.93%)     24.61%         29.06%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $79         $93         $98        $133        $174           $145
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
Expenses                                                 1.39%       1.44%       1.40%       1.38%       1.45%          1.50%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                   (0.76%)     (0.77%)     (0.59%)     (0.43%)     (0.23%)         0.03%
Expenses without waivers, reimbursements
  and earnings credits                                   1.39%       1.44%       1.40%       1.38%       1.45%          1.52%
Net investment income without waivers,
  reimbursements and earnings credits                   (0.76%)     (0.77%)     (0.59%)     (0.43%)     (0.23%)         0.01%
Portfolio turnover rate                                    23%         75%         92%         74%         55%            78%

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Small Cap Equity Fund.
  # Short periods have been annualized.

JPMORGAN SMALL CAP EQUITY FUND (CONTINUED)^

                                                                                       CLASS B
                                                   -------------------------------------------------------------------------
                                                      11/01/00
                                                       THROUGH                            YEAR ENDED
                                                      04/30/01    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                   (UNAUDITED)    10/31/00    10/31/99    10/31/98    10/31/97      10/31/96
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $26.73      $22.06      $19.91      $23.19      $19.00        $15.01
----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                            (0.16)@     (0.37)@     (0.28)@     (0.31)      (0.27)        (0.08)
      Net gain or losses in securities
        (both realized and unrealized)                 (2.64)       7.69        2.60       (2.33)       4.75          4.25
                                                       ------      ------      ------      ------      -----         -----
      Total from investment operations                 (2.80)       7.32        2.32       (2.64)       4.48          4.17
   Distributions to shareholders from:
      Dividends from net investment income               --          --
      Distributions from capital gains                  3.89        2.65        0.17        0.64        0.29          0.18
                                                       ------      ------      ------      ------      -----         -----
      Total dividends and distributions                 3.89        2.65        0.17        0.64        0.29          0.18
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $20.04      $26.73      $22.06      $19.91      $23.19        $19.00
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                       (10.49%)     36.17%      11.69%     (11.60%)     23.84%        28.04%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $47         $57         $57         $80        $100           $73
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------
Expenses                                                2.13%       2.17%       2.12%       2.10%       2.16%         2.22%
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                  (1.50%)     (1.50%)     (1.31%)     (1.15%)     (0.94%)       (0.68%)
Expenses without waivers, reimbursements
  and earnings credits                                  2.13%       2.17%       2.12%       2.10%       2.16%         2.25%
Net investment income without waivers,
  reimbursements and earnings credits                  (1.50%)     (1.50%)     (1.31%)     (1.15%)     (0.94%)       (0.71%)
Portfolio turnover rate                                   23%         75%         92%         74%         55%           78%

 ** Commencement of offering of class of shares. @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Small Cap Equity Fund.
  # Short periods have been annualized.

                      This page intentionally left blank.

     HOW TO REACH US




MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File Nos. for each Fund are:

Balanced Fund               811-5526
Capital Growth Fund         811-5151
Core Equity Fund            811-5526
Disciplined Equity Fund     811-7342
Disciplined Equity
  Value Fund                811-07795
Diversified Fund            811-7342
Dynamic Small Cap Fund      811-5151
Equity Growth Fund          811-5526
Equity Income Fund          811-5526
Growth and Income Fund      811-5151
Mid-Cap Value Fund          811-08189
Small Cap Equity Fund       811-5151
Small Cap Growth Fund       811-08189
U.S. Equity Fund            811-7342
U.S. Small Company Fund     811-7342
U.S. Small Company
  Opportunities Fund        811-7340



                   JPMorgan Funds Fulfillment Center
                           393 Manley Street
                    West Bridgewater, MA 02379-1039



       (C) 2001 JPMorgan Chase & Co. All Rights Reserved. March 2001

                                                                     RHI-EQ-701

                                                   PROSPECTUS SEPTEMBER __, 2001
                                      SUBJECT TO COMPLETION, DATED JULY 27, 2001


JPMORGAN FUNDS

THIS PROSPECTUS OFFERS: SELECT SHARES

BALANCED FUND
CAPITAL GROWTH FUND
CORE EQUITY FUND
DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

rhp-6894


[SIDENOTE]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Balanced Fund                                        1
Capital Growth Fund                                  6
Core Equity Fund                                    11
Disciplined Equity Fund                             15
Diversified Fund                                    19
Dynamic Small Cap Fund                              24
Equity Growth Fund                                  28
Equity Income Fund                                  32
Growth and Income Fund                              36
Mid Cap Value Fund                                  41
Small Cap Equity Fund                               46
Small Cap Growth Fund                               51
U.S. Equity Fund                                    56
U.S. Small Company Fund                             60
U.S. Small Company Opportunities Fund               64
The Funds' Management and Administration            68
How Your Account Works                              72
    Buying Fund Shares                              72
    Selling Fund Shares                             73
    Other Information Concerning the Funds          74
    Distributions and Taxes                         74
Risk and Reward Elements                            80
Financial Highlights                                82
How To Reach Us                             Back cover

JPMorgan BALANCED FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks a balance of current income and growth by using the following strategies:

- an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks.

- an active fixed-income management style that focuses primarily on domestic fixed-income securities.

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM(USA)), the Fund's adviser, may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on their analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:

- projected rate of earnings growth that's equal to or greater than the equity markets in general

- return on assets and equity that's equal to or greater than the equity markets in general

- market capitalization equal to those within the universe of S&P 500 Index stocks at the time of purchase.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of American Depositary Receipts
(ADRs).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT
A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

The Fund may also invest in mortgage-related securities, collateralized mortgage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares have varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

                             YEAR-BY-YEAR RETURNS(1,2)
                                    1991                     24.16%
                                    1992                      5.32%
                                    1993                      6.01%
                                    1994                     -2.27%
                                    1995                     23.83%
                                    1996                     11.31%
                                    1997                     23.67%
                                    1998                     25.15%
                                    1999                     14.23%
                                    2000                     -2.55%

THE FUND'S YEAR-TO-DATE TOTAL       BEST QUARTER             13.34%
RETURN AS OF 6/30/01 WAS -4.98%.                  4th quarter, 1998

                                    WORST QUARTER            -4.84%
                                                  4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for the period ended December 31, 2000(1,3)

                                           PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
BALANCED FUND (AFTER EXPENSES)             -2.55       13.91        12.40
S&P 500 INDEX (NO EXPENSES)                -9.10       18.33        17.44
LEHMAN GOV'T/CREDIT INDEX (NO EXPENSES)    11.85        6.24         8.00
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)  11.63        6.46         7.96
LIPPER BALANCED FUNDS INDEX (NO EXPENSES)   2.39       11.80        12.45

(1)  THE FUND COMMENCED OPERATIONS ON 3/29/88.
(2)  THE FUND'S FISCAL YEAR END IS 12/31.
(3) IN THE PAST, THE FUND HAS COMPARED ITS PERFORMANCE TO THE LEHMAN GOV'T/CREDIT INDEX, BUT IN THE FUTURE, THE FUND INTENDS TO COMPARE ITS PERFORMANCE TO THE LEHMAN AGGREGATE BOND INDEX INSTEAD. IT IS BELIEVED THAT THE NEW BENCHMARK IS MORE APPROPRIATE SINCE IT MORE ACCURATELY REFLECTS THE FUND'S INVESTMENT STRATEGY.

INVESTOR EXPENSES FOR SELECT SHARES
The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                                          0.50%
DISTRIBUTION (RULE 12B-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                 0.25%
OTHER EXPENSES(3)                                                        0.31%
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                 1.06%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                 (0.06)%
-------------------------------------------------------------------------------
NET EXPENSES(4)                                                          1.00%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment

-  your investment has a 5% return each year

-  net expenses for one year and total operating expenses thereafter, and

-  all shares sold at the end of each time period.

The example is for comparison only; the actual return for the Select Shares and your actual costs may be higher or lower.

                        1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)           $102     $331     $579     $1,289

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

           JPMORGAN         CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND THEIR MAIN

RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES X - X.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within a universe of S&P Mid Cap 400 Index at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on investing in mid-sized companies. The Fund will focus on companies with high quality management with a leading or dominant position in a major product line, new or innovative products and service or process, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock section process which focuses on identifying attractively valued companies with positive business fundamentals.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities do not as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Class Shares, which will be renamed "Select" Class Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.

The performance for the period before Select Shares were launched on 1/24/96 is based on the performance of Class A shares of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.82%.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                         PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
 CAPITAL GROWTH FUND (AFTER EXPENSES)       14.60        16.23         19.49
 S&P MIDCAP 400 INDEX (NO EXPENSES)         17.50        20.41         19.86
 LIPPER MID-CAP CORE FUNDS
 INDEX (NO EXPENSES)                         6.26        16.17         17.94


(1) THE FUND COMMENCED OPERATIONS ON 1/24/96. FOR THE PERIOD 1/1/91 THROUGH 1/24/96, RETURNS REFLECT THE PERFORMANCE OF CLASS A SHARES OF THE FUND.

(2) THE FUND'S FISCAL YEAR END IS 10/31.


YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1991         70.74%
           1992         12.95%
           1993         20.17%
           1994         -1.31%
           1995         22.24%
           1996         24.64%
           1997         23.88%
           1998          5.93%
           1999         13.23%
           2000         14.60%


BEST QUARTER                  26.78%

            1st quarter, 1991

WORST QUARTER                -19.49%

            3rd quarter, 1998



INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)


 MANAGEMENT FEES                                                 0.40%
 DISTRIBUTION (RULE 12B-1) FEES                                   NONE
 SHAREHOLDER SERVICE FEES                                        0.25%
 OTHER EXPENSES(3)                                               0.41%
 TOTAL OPERATING EXPENSES                                        1.06%
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                        (0.13)
 NET EXPENSES(4)                                                 0.93%


EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return for the Select Shares and your actual costs may be higher or lower.


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
 YOUR COST ($)                  $95        $324        $572        $1,282

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.93% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities. Its equity investments may include convertible securities, preferred stocks and ADRs.

Although the Fund intends to invest primarily in investment-grade debt securities, it may also invest in investment-grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

In managing the Fund, the adviser seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -10.34%.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                                                   LIFE
                                      PAST 1 YR.    PAST 5 YRS.   OF FUND
CORE EQUITY FUND (AFTER EXPENSES)      -11.99         18.46         15.39
S&P 500 INDEX (NO EXPENSES)             -9.10         18.33         17.11
LIPPER LARGE-CAP CORE FUNDS INDEX
(NO EXPENSES)                           -7.37         16.79         15.34


(1) THE FUND COMMENCED OPERATIONS ON 4/1/93.

(2) THE FUND'S FISCAL YEAR END IS 12/31.


YEAR-BY-YEAR RETURNS(1,2)

           1994         -4.03%
           1995         25.53%
           1996         22.54%
           1997         33.33%
           1998         30.95%
           1999         23.89%
           2000        -11.99%


BEST QUARTER                  22.97%
                 4th quarter, 1998
WORST QUARTER                -11.00%
                 4th quarter, 2000

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)


MANAGEMENT FEES                                                        0.50%
DISTRIBUTION (RULE 12B-1) FEES                                          NONE

SHAREHOLDER SERVICE FEES                                               0.25%
OTHER EXPENSES(3)                                                      0.30%

TOTAL OPERATING EXPENSES                                               1.05%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                               (0.05)%

NET EXPENSES(4)                                                        1.00%


EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.


                 1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $102     $329     $575    $1,278


(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMorgan DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries.

Within each industry, the Fund modestly overweights stocks that it considers undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During these periods, the actual returns of Select Shares would have been lower than shown because Select Shares have higher expenses than Institutional Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.43%.

YEAR-BY-YEAR RETURNS(1,2)
           1998         32.35%
           1999         18.32%
           2000        -10.87%

BEST QUARTER      22.85%
       4th quarter, 1998

WORST QUARTER    -9.91%
      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                 PAST 1 YR.   LIFE OF FUND
DISCIPLINED EQUITY FUND
(AFTER EXPENSES)                                    -10.87        15.45

S&P500 INDEX (NO EXPENSES)                          -9.11         15.79

(1) THE FUND COMMENCED OPERATIONS ON 1/3/97 AND RETURNS REFLECT PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE SELECT SHARES, FROM 1/31/97. DURING THESE PERIODS, THE ACTUAL RETURNS OF SELECT SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE SELECT SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

(2) THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT SHARES

The estimated expenses of the Select Shares before and after reimbursement are shown below. The Select Shares has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                                         0.35%
DISTRIBUTION (RULE 12b-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                0.25%
OTHER EXPENSES(3)                                                       0.24%
TOTAL OPERATING EXPENSES                                                0.84%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                (0.09)%
NET EXPENSES(4)                                                         0.75%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                  1 YR.    3 YRS.   5 YRS.   10YRS.
YOUR COST ($)     $77      $240     $438    $1,011

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.73% FOR SELECT SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the portfolio management team allocates assets among various types of stock and bond investments, based on the following model allocation:

- 52% medium- and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The team may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the team selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its economic sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the team ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the team uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

The Fund may also invest up to 25% of its assets in high-yield, non-investment grade securities rated BB, Ba or B.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its assets that aren't in stocks or fixed-

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium-and large-capitalization domestic stocks.

To the extent the portfolio invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. While the portfolio may engage in options, futures and foreign currency transactions for hedging or risk management purposes only, these transactions sometimes may reduce returns or increase volatility.

The Fund may invest in mid- and smallcapitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices. During these periods, the actual returns of Select Shares would have been lower than shown because Select Shares have higher expenses than Institutional Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1,2)
           1994         0.93%
           1995        26.84%
           1996        13.68%
           1997        18.89%
           1998        18.60%
           1999        14.23%
           2000        -3.97%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.91%.

BEST QUARTER      13.48%
       4th quarter, 1998

WORST QUARTER     -6.13%
       3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                    PAST 1 YR.   PAST 5 YRS.   LIFE OF FUND
DIVERSIFIED FUND (AFTER EXPENSES)     -3.97         11.95         12.11
FUND BENCHMARK (NO EXPENSES)          -2.30         13.06         12.87
S&P 500 INDEX (NO EXPENSES)           -9.11         18.33         17.94

(1) THE FUND COMMENCED OPERATIONS ON 9/10/93 AND RETURNS REFLECT PERFORMANCE
    OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE SELECT SHARES, FROM 9/30/93. DURING THESE PERIODS, THE ACTUAL RETURNS OF SELECT SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

(2) THE FUND'S FISCAL YEAR END IS 6/30.

ESTIMATED INVESTOR EXPENSES FOR SELECT SHARES

The estimated expenses of the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT
ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                             0.55%
DISTRIBUTION (RULE 12B-1) FEES              NONE
SHAREHOLDER SERVICE FEES                    0.25%
OTHER EXPENSES(3)                           0.26%
                                            -----
TOTAL OPERATING EXPENSES                    1.06%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)    (0.08)%
                                            -----
NET EXPENSES(4)                             0.98%
                                            -----

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                  1 YR.   3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $100     $312     $560    $1,271

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
    YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST
    COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.98% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.91% FOR SELECT SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES.

JPMORGAN DYNAMIC SMALL CAP FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600/BARRA Growth Index stocks. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

1998         13.46%
1999         30.19%
2000         11.91%

BEST QUARTER            24.06%
4th quarter, 1999
WORST QUARTER          -18.98%
3rd quarter, 1998

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -9.53%.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                                                  LIFE
                                                    PAST 1 YR.    OF FUND
DYNAMIC SMALL CAP FUND (AFTER EXPENSES)                11.91    24.50
S&P SMALLCAP 600/BARRA GROWTH INDEX (NO EXPENSES)       0.57    11.87
LIPPER SMALL-CAP GROWTH FUNDS INDEX (NO EXPENSES)      -8.25    15.85

(1) THE FUND COMMENCED OPERATIONS ON 4/5/99. FOR THE PERIOD 1/1/98 THROUGH 4/5/99, RETURNS REFLECT THE PERFORMANCE OF CLASS A SHARES OF THE FUND.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                   0.65%
DISTRIBUTION (RULE 12B-1) FEES                     NONE
SHAREHOLDER SERVICE FEES                          0.25%
OTHER EXPENSES(3)                                 1.45%
TOTAL OPERATING EXPENSES                          2.35%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)          (1.25)%
NET EXPENSES(4)                                   1.10%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment
-  5% return each year
-  net expenses for one year and total operating expenses thereafter, and
-  all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                           1 YR.    3 YRS.    5 YRS.    10 YRS.
YOUR COST ($)              $112     $614     $1,142     $2,590

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.10% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

(5)  GROSS EXPENSES HAVE BEEN RESTATED FROM THE MOST RECENT FISCAL YEAR END.

JPMORGAN EQUITY GROWTH FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that's greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

-  market capitalization of more than $500 million.

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-  WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
   PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -11.56%.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

1991         31.69%
1992          6.43%
1993          2.48%
1994         -0.90%
1995         25.78%
1996         20.52%
1997         37.20%
1998         41.38%
1999         31.85%
2000        -23.65%

BEST QUARTER              27.40%
   4th quarter, 1998

WORST QUARTER            -17.83%
   4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
EQUITY GROWTH FUND (AFTER EXPENSES)               -23.65       18.67        15.47
S&P 500/BARRA GROWTH INDEX (NO EXPENSES)          -22.08       19.16        17.60
LIPPER LARGE-CAP GROWTH FUNDS INDEX (NO EXPENSES) -19.68       17.85        17.32

(1)  THE FUND COMMENCED OPERATIONS ON 3/29/88.

(2)  THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                  0.50%
DISTRIBUTION (RULE 12B-1) FEES                    NONE
SHAREHOLDER SERVICE FEES                         0.25%
OTHER EXPENSES(3)                                0.27%
TOTAL OPERATING EXPENSES                         1.02%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)         (0.02)%
NET EXPENSES(4)                                  1.00%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment
-  5% return each year
-  net expenses for one year and total operating expenses thereafter, and
-  all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                                          1 YR.   3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)                              $102    $323     $561    $1,246

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on both earnings momentum and valuation within the universe of primarily income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities it may also invest in investment grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

JPMFAM (USA), the adviser, seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

YEAR-BY-YEAR RETURNS(1,2)
                                      1991                  22.10%
                                      1992                   5.61%
                                      1993                  12.34%
                                      1994                  -3.37%
                                      1995                  33.72%
                                      1996                  17.87%
                                      1997                  31.05%
                                      1998                  26.20%
                                      1999                  13.06%
                                      2000                  -3.85%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -8.78%.

     BEST QUARTER          18.89%
                4th quarter, 1998

          WORST QUARTER    -8.07%
                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                     PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
EQUITY INCOME FUND (AFTER EXPENSES)  -3.85       16.21       14.77
S&P 500 INDEX (NO EXPENSES)          -9.10       18.33       17.44
EQUITY INCOME (NO EXPENSES)           7.46       13.42       14.45

(1)  THE FUND COMMENCED OPERATIONS ON 3/29/88.

(2)  THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                           0.40%
DISTRIBUTION (RULE 12B-1) FEES            NONE
SHAREHOLDER SERVICE FEES                  0.25%
OTHER EXPENSES(3)                         0.38%
-----------------------------------------------
TOTAL OPERATING EXPENSES                  1.03%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)   0.13%
-----------------------------------------------
NET EXPENSES(4)                           0.90%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return for the Select Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
YOUR COST ($)                   $92        $315        $556        $1,248

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.90% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The adviser will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display or have the potential for displaying level or rising dividends.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style. The Fund will focus on companies with high quality management with a leading or dominant position in a major product line, new or innovative products and service or process, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock section process which focuses on identifying attractively valued companies with positive business fundamentals.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, which contains large companies with low price-to-book ratios relative to the S&P 500 Index, and the Lipper Large-Cap Value Funds Index.

The performance for the period before Institutional Shares were launched on 1/24/96 is based on the performance of Class A shares of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1,2)
           1991         59.13%
           1992         15.06%
           1993         12.99%
           1994         -3.41%
           1995         27.55%
           1996         19.86%
           1997         30.07%
           1998         14.50%
           1999          8.52%
           2000          0.86%

BEST QUARTER      33.98%
       1st quarter, 1991

WORST QUARTER     -12.11%
        3rd quarter, 1998

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -4.64%.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                 PAST 1 YR.    PAST 5 YRS.     PAST 10 YRS.
GROWTH AND INCOME FUND (AFTER EXPENSES)              0.86         14.33          17.41
S&P 500/ BARRA VALUE INDEX (NO EXPENSES)             6.08         16.81          16.88
LIPPER LARGE-CAP VALUE FUNDS INDEX (NO EXPENSES)     1.95         15.74          16.12

(1) THE FUND COMMENCED OPERATIONS ON 9/22/87. FOR THE PERIOD 9/22/87 THROUGH 1/24/96, RETURNS REFLECT THE PERFORMANCE OF CLASS A SHARES OF THE FUND.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                      0.40%
DISTRIBUTION (RULE 12B-1) FEES                       NONE
SHAREHOLDER SERVICE FEES                             0.25%
OTHER EXPENSES(3)                                    0.28%
                                                    ------
TOTAL OPERATING EXPENSES                             0.93%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)              0.03%
                                                    ------
NET EXPENSES(4)                                      0.90%
                                                    ------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                 1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $92      $293     $512    $1,140

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.90% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that Robert Fleming Inc., the adviser, believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

Robert Fleming Inc., the adviser, is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by three component analyses: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme valuation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A
PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record of the Fund's Institutional Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. The adviser and some other service providers of the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.50%.

YEAR-BY-YEAR RETURNS(1,2)
           1998         19.77%
           1999         13.87%
           2000         35.28%


BEST QUARTER                 17.96%
  4th quarter (calendar year), 1998

WORST QUARTER               -11.06%
  3rd quarter (calendar year), 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                   PAST 1 YR.   LIFE OF FUND
MID CAP VALUE FUND (AFTER EXPENSES)                   35.28         23.45
S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES)       27.84         13.34
RUSSELL MID CAP VALUE INDEX (NO EXPENSES)             19.18          9.87

(1) THE FUND COMMENCED OPERATIONS ON 11/13/97 AND RETURNS REFLECT THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE SELECT SHARES.

(2) THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                           0.70%
DISTRIBUTION (RULE 12B-1) FEES            NONE
SHAREHOLDER SERVICE FEES                  NONE
OTHER EXPENSES(3)                         1.10%
                                         -------
TOTAL OPERATING EXPENSES                  1.80%
FEE WAIVER/EXPENSE REIMBURSEMENT(4)      (0.80)%
                                         -------
NET EXPENSES(4)                           1.00%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                  1 YR.     3 YRS.    5 YRS.   10 YRS.
YOUR COST ($)     $102      $488      $900     $2,050

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMorgan SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages x-x.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

Prior to the date of this prospectus the Fund was closed to new investors.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Fund will also focus on companies with high quality management, a leading or dominant position in a major product line, new or

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

innovative products and service, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.


[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
 - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
 - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
 - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and life of the Fund. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper Small-Cap Core Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.00%.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

           1995         54.04%
           1996         29.18%
           1997         18.15%
           1998          3.71%
           1999         14.37%
           2000         14.80%

BEST QUARTER            19.51%
            4th quarter, 1998
WORST QUARTER          -21.04%
            3rd quarter, 1998



AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                          PAST 1 YR.   PAST 5 YRS.  LIFE OF FUND
SMALL CAP EQUITY FUND (AFTER EXPENSES)      14.80        15.76        22.04
S&P SMALLCAP 600 INDEX (NO EXPENSES)        11.80        13.57        16.15
SMALL-CAP CORE (NO EXPENSES)                 6.93        12.44        15.28

(1) THE FUND COMMENCED OPERATIONS ON 5/7/96. FOR THE PERIOD 1/1/95 THROUGH 5/6/96, RETURNS REFLECT PERFORMANCE OF THE FUND'S CLASS A SHARES.
(2)   THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)


MANAGEMENT FEES                                                         0.65%
DISTRIBUTION (RULE 12B-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                 0.25%
OTHER EXPENSES(3)                                                        0.23%
TOTAL OPERATING EXPENSES                                                 1.13%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                 (0.25)%
NET EXPENSES(4)                                                          0.88%

EXPENSE EXAMPLE(4) The example is intended to help you compare the cost of investing in the Select Shares of Fund with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment
- 5% return each year
- net expenses for one year and total operating expenses thereafter, and
- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                 1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $90      $334     $598    $1,352

(3)  "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.88% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at initial time of purchase, that Robert Fleming Inc., the adviser, believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest up to 10% of its total assets in foreign securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

Robert Fleming Inc., the adviser, is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines qualitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits over 250 companies each year, along with another 250 in-office meetings and conference contacts.

During the research phase, the adviser looks for companies that it believes can

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the Fund's guidelines.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for nonhedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.


[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE

This section shows the performance record of the Fund's Institutional Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. The adviser and some other service providers of the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -0.96%.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

                       1998         14.86%
                       1999         46.54%
                       2000         -7.79%

BEST QUARTER                        23.59%
        4th quarter (calendar year), 1998
WORST QUARTER                      -18.29%
        3rd quarter (calendar year), 1998


AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                                     PAST 1 YR.   LIFE OF FUND

SMALL CAP GROWTH FUND (AFTER EXPENSES)                  -7.79       15.82
RUSSELL 2000 INDEX (NO EXPENSES)                        -3.02        4.80
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)                -22.43        3.02


(1) THE FUND COMMENCED OPERATIONS ON 11/4/97 AND RETURNS REFLECT THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE SELECT SHARES.
(2)  THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                                          0.80%
DISTRIBUTION (RULE 12B-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                 NONE
OTHER EXPENSES(3)                                                        1.20%
TOTAL OPERATING EXPENSES                                                 2.00%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                 (0.90)%
NET EXPENSES(4)                                                          1.10%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

-        $10,000 initial investment
-        5% return each year
-        net expenses for one year and total operating expenses thereafter, and
-        all shares sold at the end of each time period

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                              1 YR.      3 YRS.      5 YRS.       10 YRS.
YOUR COST ($)                 $112       $540        $995        $2,255

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.10% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most undervalued. The Fund generally considers selling stocks that appear overvalued.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:
- catalysts that could trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY
  A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During these periods, the actual returns of Select Shares would have been lower than shown because Select Shares have higher expenses than Institutional Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.79%

YEAR-BY-YEAR RETURNS(1,2)
[CHART]
           1991                 34.12%
           1992                  8.73%
           1993                 11.06%
           1994                 -0.32%
           1995                 32.83%
           1996                 21.22%
           1997                 28.58%
           1998                 24.79%
           1999                 14.88%
           2000                 -6.37%


BEST QUARTER                    21.46%
                    4th quarter, 1998
WORST QUARTER                  -17.97%
                    3rd quarter, 1998



AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                           PAST 1 YR. PAST 5 YRS.  PAST 10 YRS.
U.S. EQUITY FUND (AFTER EXPENSES)             -6.37      15.91       16.19
S&P 500 INDEX (NO EXPENSES)                   -9.11      18.33       17.46


(1) THE FUND COMMENCED OPERATIONS ON 9/17/93. FOR THE PERIOD 10/1/93 THROUGH 12/31/00 RETURNS REFLECT PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE FUND'S SELECT SHARES. FOR THE PERIOD 1/1/90 THROUGH 9/30/93, RETURNS REFLECT PERFORMANCE OF THE PIERPONT EQUITY FUND, THE PREDECESSOR OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF SELECT SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE THE SELECT SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

(2) THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT SHARES

The estimated expenses of the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                                         0.40%
DISTRIBUTION (RULE 12B-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25%
OTHER EXPENSES(3)                                                       0.24%
-----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                0.89%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                (0.10)%
-----------------------------------------------------------------------------
NET EXPENSES(4)                                                         0.79%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                 1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $81      $252     $462    $1,067

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.79% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

JPMORGAN U.S. SMALL COMPANY FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks is to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark. During these periods, the actual returns of Select Shares would have been lower than shown because Select Shares have higher expenses than Institutional Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.73%


[CHART]
YEAR-BY-YEAR RETURNS(1,2)

           1991         59.59%
           1992         18.98%
           1993          8.59%
           1994         -5.81%
           1995         31.88%
           1996         20.84%
           1997         22.70%
           1998         -5.28%
           1999         44.30%
           2000         -9.59%


BEST QUARTER            34.75%
            4th quarter, 1999
WORST QUARTER          -21.61%
            3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                      PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
U.S. SMALL COMPANY FUND
(AFTER EXPENSES)                         -9.59      12.87         16.72
RUSSELL 2000 INDEX (NO EXPENSES)         -3.02      10.31         15.53

  (1) THE FUND COMMENCED OPERATIONS ON 11/4/93. FOR THE PERIOD 12/1/93 THROUGH 12/31/00 RETURNS REFLECT PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE FUND'S SELECT SHARES. FOR THE PERIOD 1/1/90 THROUGH 11/30/93 RETURNS REFLECT PERFORMANCE OF THE PIERPONT CAPITAL APPRECIATION FUND, THE PREDECESSOR OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF SELECT SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

  (2) THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT SHARES

The estimated expenses of the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                               0.60%
DISTRIBUTION (RULE 12B-1) FEES                                NONE
SHAREHOLDER SERVICE FEES                                      0.25%
OTHER EXPENSES(3)                                             0.24%
--------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                      1.09%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                      (0.08)%
--------------------------------------------------------------------
NET EXPENSES(4)                                               1.01%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                 1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $103     $322     $576    $1,306

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.01% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term growth from a portfolio of small company growth stocks.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2 billion when purchased. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential. The Fund is invested in sectors represented in its benchmark, the Russell 2000 Growth Index.

In searching for companies, the Fund employs a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are attractively valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the Fund's adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The Fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the Fund seeks to outperform the Russell 2000 Growth Index but does not seek to replicate it, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be renamed "Select" and Institutional Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of Small Cap U.S. Growth Stocks used as a measure of overall U.S. Small Cap Growth Stock performance.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -12.20%.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

           1998         5.21%
           1999        61.63%
           2000       -21.63%

BEST QUARTER           42.58%
           4th quarter, 1999
WORST QUARTER    -24.30%
           4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)
                                                   PAST 1 YR.   LIFE OF FUND

U.S. SMALL COMPANY OPPORTUNITIES FUND
(AFTER EXPENSES)                                     -21.63         13.02
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)               22.43          5.50

(1) THE FUND COMMENCED OPERATIONS ON 6/16/97 AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 6/30/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses of the Select Shares before and after reimbursement are shown below. The Select Shares has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                                         0.60%
DISTRIBUTION (RULE 12B-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25%
OTHER EXPENSES(3)                                                       O.25%
-----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                1.10%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                (0.08)%
-----------------------------------------------------------------------------
NET EXPENSES(4)                                                         1.02%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                  1 YR.   3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $104     $325     $582    $1,317

(3) "OTHER EXPENSES" ARE BASED ON AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE
     EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.02% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

             THE FUNDS' MANAGEMENT AND ADMINSTRATION

The Disciplined Equity, Diversified, U.S. Equity, and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The U.S. Small Company Opportunities Fund is a series of J.P. Morgan Funds, a Massachusetts business trust. The Balanced, Core Equity, Equity Growth, and Equity Income Funds are series of Mutual Fund Investment Trust a, Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Massachusetts business trust. The Capital Growth, Dynamic Small Cap, Growth and Income, and Small Cap Equity Funds are series of Mutual Fund Group, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

JPMIM, JPMFAM (USA) and Robert Fleming, Inc. (Robert Fleming) are the investment advisers and make the day-to-day investment decisions for the Funds.

JPMIM is the investment adviser for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company, and U.S. Small Company Opportunities Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Balanced, Capital Growth, Core Equity,Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, and Small Cap Equity Funds. Prior to February 28, 2001, the adviser to the Funds was The Chase Manhattan Bank (Chase). JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM, JPMFAM (USA) and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:

[CHART]

                                        FISCAL
FUND                                   YEAR END               %
BALANCED FUND                          5/30                   0.50%
CAPITAL GROWTH FUND                   10/31                   0.40%
CORE EQUITY FUND                      10/31                   0.50%
DISCIPLINED EQUITY FUND                5/30                   0.35%
DIVERSIFIED FUND                       6/30                   0.55%
DYNAMIC SMALL CAP FUND                 9/30                   0.65%
EQUITY GROWTH FUND                    12/31                   0.50%
EQUITY INCOME FUND                    12/31                   0.40%
GROWTH AND INCOME FUND                10/31                   0.40%
MID CAP VALUE FUND                     9/30                   0.70%
SMALL CAP EQUITY FUND                 10/31                   0.65%
SMALL CAP GROWTH FUND                 10/31                   0.80%
U.S. EQUITY FUND                       5/30                   0.40%
U.S. SMALL COMPANY FUND                5/30                   0.60%
U.S. SMALL COMPANY
 OPPORTUNITIES FUND                    5/30                   0.55%


PORTFOLIO MANAGERS

BALANCED FUND

Henry Lartigue and Jeff Phelps, Portfolio Manager at JPMFAM (USA), are responsible for the equity portion of the portfolio.
______________________________________________________ is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since October 1999.

Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM (USA), he was employed by Houston Industries.

CAPITAL GROWTH FUND

Chris Matlock, Portfolio Manager at JPMFAM (USA) and Mr. Heintz are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Prior to joining JPMFAM (USA) he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in a finance capacity. Both have been managing the Fund since August 1999. Robert Heintz, Managing Director and Director of Equity Management, and Research at JPMFAM (USA), has worked at JPMFAM (USA) since 1983 in a variety of investment management positions. Before joining JPMFAM (USA) he worked at The Bank of New York as a Portfolio Manager.

CORE EQUITY FUND

Mr. Lartigue has managed the portfolio since January of 1996. Since January 1999 the funds have been co-managed with Mr. Phelps. Please see above for information on Messrs. Lartigue and Phelps.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Joseph Gill, Timothy J. Devlin, vice president, and Ralph Zingune. [Bio for Joseph Gill] Mr. Devlin has been at JPMIM since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. [Bio for Ralph Zingune]

DIVERSIFIED FUND

The portfolio management team is led by John M. Devlin, vice president, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, vice president, who joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group and as a fixed income and currency trader and portfolio manager in Milan.

DYNAMIC SMALL CAP FUND

Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Before joining JPMFAM (USA), she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue.

EQUITY GROWTH FUND

Mr. Lartigue has managed the portfolio since July of 1994. Please see above for information on Mr. Lartigue.

EQUITY INCOME FUND

Mr. Heintz has been managing the Fund since inception. Please see above for information on Mr. Heintz.

GROWTH AND INCOME FUND

Mr. Heintz and Stephen J. O'Keefe, CFA, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund. Mr. O'Keefe joined JPMFAM (USA) in 1989. Prior to joining JPMFAM (USA), he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999. Please see above for information on Mr. Heintz.

MID CAP VALUE FUND

Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Mid Cap Value Fund. Mr. Simon has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc.

SMALL CAP EQUITY FUND

Mr. Lartigue and Ms. Ellis, are responsible for management of the Fund. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue and Ms. Ellis.

SMALL CAP GROWTH FUND

Christopher Mark Vyvyan Jones, serves as portfolio manager to the Small Cap Growth Fund. Mr. Jones has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1982 and is currently a Director of Robert Fleming Inc. Mr. Jones is head of the adviser's Small Company Investment Team.

U.S. EQUITY FUND

The portfolio management team is led by Henry D. Cavanna, managing director, and James H. Russo, vice president and CFA. Mr Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr. Russo has been at JPMIM since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks.

U.S. SMALL COMPANY FUND

The portfolio management team is led by Marian U. Pardo, managing director, Saira Durcanin, vice president and CFA, and Carolyn Jones, vice president. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcanin has been with JPMIM since July 1995 as a small company equity analyst and portfolio manager. Ms. Jones has been with JPMIM since July 1998. Ms. Jones has served as a portfolio manager in JPMIM's private banking group and as a product specialist at Merrill Lynch Asset Management.

U.S. SMALL COMPANY OPPORTUNITIES FUND

The portfolio management team is led by Marian U. Pardo, Saira Durcanin and Carolyn Jones. See above for information on Ms. Pardo, Ms. Durcanin and Ms. Jones.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York (Morgan Guaranty) or Chase provides administrative services and oversees each Fund's other service providers. Morgan Guaranty is the administrator for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company and U.S. Small Company Opportunities Funds. Chase is the administrator for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, Mid Cap Value, Small Cap Equity, and Small Cap Growth Funds. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Shares of each Fund held by investors serviced by the shareholder servicing agent.

J.P. Morgan Fund Distributors, Inc. (JPFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

The advisers and/or JPFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
210 West 10th Street, 8th floor
Kansas City, MO 64105

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell those shares until 15 calendar days after such shares were purchased.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Shares in a Fund to open an account. Current Shareholders of Select Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Shares of this and other Funds with a minimum investment of $2,500 and there are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion. In addition, the minimum does not apply to investors who are customers of JPMorgan Private Bank.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES

You can exchange your Select Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in August 2001 or to customers of JPMorgan Chase Private Bank.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
210 West 10th Street, 8th floor
Kansas City, MO 64105

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Disciplined Equity Fund, Diversified Fund and U.S. Equity Fund generally distribute any net investment income at least quarterly. The Select Balanced Fund, Select Equity Income Fund, Select Large Cap Equity Fund and Select Large Cap Growth Fund distribute any net investment income at least monthly. The Select Mid-Cap Equity Fund and Select Small Cap Equity Fund distribute any net investment income at least quarterly. The U.S. Small Company Fund and the U.S. Small Company Opportunities Fund generally distribute any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby a fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby a fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

|X|   Permitted (and if applicable, percentage of net assets limitation)
| |   Permitted, but not typically used



                                                                CAPITAL   CORE     DISCIPLINED               DYNAMIC    EQUITY
PRINCIPAL TYPES OF RISK                               BALANCED  GROWTH   EQUITY      EQUITY     DIVERSIFIED  SMALL CAP  GROWTH
------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                 |X|       | |      | |        | |         |X|         | |       | |

credit, currency, liquidity, political                    |X|       |X|      |X|        |X|         |X|         |X|       |X|

credit, currency, interest rate, liquidity, market,
political                                                 |X|       | |      | |        | |         |X|         | |       | |

credit, currency, interest rate, liquidity, market,
political, valuation                                      |X|       |X|      |X|        |X|         |X|         |X|       |X|

credit, currency, interest rate, liquidity, market,
political, valuation                                      |X|       | |      | |        | |         |X|         | |       | |

credit, environmental, extension, interest rate,
liquidity, market, natural event, political,
prepayment, valuation                                     | |       | |      | |        | |         | |         | |       | |

credit, currency, extension, interest rate, leverage,
liquidity, market, political, prepayment                  |X|       | |      | |        | |         |X|         | |       | |

currency, extension, interest rate, leverage,
liquidity, market, political, prepayment                  |X|(1)    | |      | |        | |         |X|(1)      | |       | |

credit, currency, extension, interest rate, liquidity,
political, prepayment                                     |X|       | |      | |        | |         |X|         | |       | |

credit, interest rate, liquidity, market, valuation       |X|       |X|      |X|        |X|         |X|         |X|       |X|

credit, interest rate, liquidity, market,
natural event, prepayment, valuation                      |X|       |X|      |X|        |X|         |X|         |X|       |X|

credit                                                    |X|       |X|      |X|        |X|         |X|         |X|       |X|

credit                                                    |X|       | |      | |        | |(1)      | |(1)      | |       | |

credit, currency, interest rate, market, political        |X|       | |      | |        | |         |X|         | |       | |

credit, currency, interest rate, leverage, market,
political                                                 |X|       | |      | |        | |         |X|         | |       | |

credit, interest rate, market, natural event, political   | |       | |      | |        | |         | |         | |       | |

interest rate                                             |X|       | |      | |        | |         |X|         | |       | |

credit, currency, interest rate, liquidity, market,
political, valuation                                      |X|       | |      | |        | |         |X|         | |       | |


(1) All borrowing activities, including mortgage dollar rolls and reverse repurchase agreements, are subject to an aggregate limit of 33 1/3% of the Fund's total assets.


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby a fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby a fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

|X|   Permitted (and if applicable, percentage of net assets limitation)
| |   Permitted, but not typically used


                                           EQUITY  GROWTH AND  MID CAP  SMALL CAP  SMALL CAP   U.S.   U.S. SMALL  U.S. SMALL COMPANY
PRINCIPAL TYPES OF RISK                    INCOME    INCOME     VALUE     EQUITY     GROWTH   EQUITY    COMPANY      OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------

credit, interest rate, market,
prepayment                                   | |       | |      | |        | |         | |         | |       | |            | |

credit, currency, liquidity, political       |X|       |X|      |X|        |X|         |X|         |X|       |X|            |X|

credit, currency, interest rate,             | |       | |      | |        | |         | |         | |       | |            | |
liquidity, market, political

credit, currency, interest rate,
liquidity, market, political,
valuation                                    |X|       |X|      |X|        |X|         |X|         |X|       |X|            |X|

credit, currency, interest rate,
liquidity, market, political,
valuation                                    | |       | |      | |        | |         | |         | |       | |            | |

credit, environmental, extension,
interest rate, liquidity, market,
natural event, political, prepayment,
valuation                                    | |       | |      | |        | |         | |         | |       | |            | |

credit, currency, extension, interest
rate, leverage, liquidity, market,
political, prepayment                        | |       | |      | |        | |         | |         | |       | |            | |

currency, extension, interest rate,
leverage, liquidity, market, political,
prepayment                                   | |       | |      | |        | |         | |         | |       | |            | |

credit, currency, extension, interest
rate, liquidity, political, prepayment       | |       | |      | |        | |         | |         | |       | |            | |

credit, interest rate, liquidity, market,
valuation                                    |X|       |X|      |X|        |X|         |X|         |X|       |X|            |X|

credit, interest rate, liquidity, market,
natural event, prepayment, valuation         |X|       |X|      |X|        |X|         |X|         |X|       |X|            |X|

credit                                       |X|       |X|      |X|        |X|         |X|         |X|       |X|            |X|

credit                                       | |       | |      | |        | |         | |         | |       | |            | |

credit, currency, interest rate, market,
political                                    | |       | |      | |        | |         | |         | |(1)    | |(1)         | |(1)

credit, currency, interest rate, leverage,
market, political                            | |       | |      | |        | |         | |         | |       | |            | |

credit, interest rate, market, natural
event, political                             | |       | |      | |        | |         | |         | |       | |            | |

interest rate                                | |       | |      | |        | |         | |         | |       | |            | |

credit, currency, interest rate,
liquidity, market, political,
valuation                                    | |       | |      | |        | |         | |         | |       | |            | |


(1) All borrowing activities, including mortgage dollar rolls and reverse repurchase agreements, are subject to an aggregate limit of 33 1/3% of the Fund's total assets.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a fund manage risk.


POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities before      - The Funds can take advantage of         - The Funds segregates liquid assets to offset
  issue or for delayed delivery, it         attractive transaction opportunities      leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING
- Increased trading would raise a         - The Funds could realize gains in a      - The Funds generally avoid short-term trading,
  Fund's brokerage and related costs        short period of time                      except to take advantage of attractive or
- Increased short-term capital gains      - The Funds could protect against           unexpected opportunities or to meet demands
  distributions would raise                 losses if a stock is overvalued and       generated by shareholder activity
  shareholders' income tax liability        its value later falls

DERIVATIVES
- Derivatives such as futures,            - Hedges that correlate well with         - The Funds use derivatives, such as futures,
  options, swaps, and forward foreign       underlying positions can reduce or        options, swaps and forward foreign currency
  currency contracts(1) that are used       eliminate losses at low cost              contracts, for hedging and for risk management
  for hedging the portfolio or            - The Funds could make money and            (i.e., to adjust duration or yield curve
  specific securities may not fully         protect against losses if                 exposure, or to establish or adjust exposure
  offset the underlying positions and       management's analysis proves correct      to particular securities, markets or
  this could result in losses to a        - Derivatives that involve leverage         currencies); risk management may include
  Fund that would not have otherwise        could generate substantial gains at       management of a Fund's exposure relative to
  occurred                                  low cost                                  its benchmark. Certain Funds may also use
- Derivatives used for risk management                                                derivatives to increase the Fund's gain
  or to increase the Fund's gain may                                                - A Fund only establishes hedges that it expects
  not have the intended effects and                                                   will be highly correlated with underlying
  may result in losses or missed                                                      positions
  opportunities                                                                     - While the Funds may use derivatives that
- The counterparty to a derivatives                                                   incidentally involve leverage, they do not use
  contract could default                                                              them for the specific purpose of leveraging
- Derivatives that involve leverage                                                   their portfolio
  could magnify losses
- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns

SECURITIES LENDING
- When a Fund lends a security, there     - The Funds may enhance income through    - Each adviser maintains a list of approved
  is a risk that the loaned securities      the investment of the collateral          borrowers
  may not be returned if the borrower       received from the borrower              - The Funds receive collateral equal to at least
  or the lending agent defaults                                                       100% of the current value of the securities
- The collateral will be subject to                                                   loaned
  the risks of the securities in which                                              - The lending agents indemnify the Funds against
  it is invested                                                                      borrower default
                                                                                    - Each adviser's collateral investment
                                                                                      guidelines limit the quality and duration of
                                                                                      collateral investment to minimize losses
                                                                                    - Upon recall, the borrower must return the
                                                                                      securities loaned within the normal settlement
                                                                                      period


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS
-   Each Fund's share price and           -   Stocks have generally outperformed    -   Under normal circumstances the Funds plan to
    performance will fluctuate in             more stable investments (such as          remain fully invested, with at least 65% in
    response to stock and/or bond             bonds and cash equivalents) over          stocks; stock investments may include U.S.
    market movements                          the long term                             and foreign common stocks, convertible
-   Adverse market conditions may from    -   With respect to the Diversified           securities, preferred stocks, trust or
    time to time cause a Fund to take         and Balanced Funds, a diversified,        partnership interests, warrants, rights,
    temporary defensive positions that        balanced portfolio should mitigate        REIT interests and investment company
    are inconsistent with its                 the effects of wide market                securities
    principal investment strategies           fluctuations, especially when         -   A Fund seeks to limit risk through
    and may hinder the fund from              stock and bond prices move in             diversification
    achieving its investment objective        different directions                  -   During severe market downturns, each Fund
                                                                                        has the option of investing up to 100% of
                                                                                        assets in investment-grade short-term
                                                                                        securities

MANAGEMENT CHOICES
-   A Fund could underperform its         -   A Fund could outperform its           -   The advisers focus their active management
    benchmark due to its securities           benchmark due to these same               on securities selection, the area where they
    and asset allocation choices              choices                                   believe its commitment to research can most
                                                                                        enhance returns

FOREIGN INVESTMENTS
-   Currency exchange rate movements      -   Favorable exchange rate movements     -   The Funds anticipate that total foreign
    could reduce gains or create              could generate gains or reduce            investments will not exceed 20% of assets
    losses                                    losses                                    (30% for Equity Growth Fund and 10% for
-   A Fund could lose money because of    -   Foreign investments, which                Small Cap Growth Fund)
    foreign government actions,               represent a major portion of the      -   The Funds actively manage the currency
    political instability, or lack of         world's securities, offer                 exposure of their foreign investments
    adequate and accurate information         attractive potential performance          relative to their benchmarks, and may hedge
-   Currency and investment risks tend        and opportunities for                     back into the U.S. dollar from time to time
    to be higher in emerging markets;         diversification                           (see also "Derivatives"); these currency
    these markets also present higher     -   Emerging markets can offer higher         management techniques may not be available
    liquidity and valuation risks             returns                                   for certain emerging markets investments
                                                                                    -   The Diversified Fund anticipates that total
                                                                                        foreign investments will not exceed 30% of
                                                                                        assets and the Fund may invest in emerging
                                                                                        markets

ILLIQUID HOLDINGS
-   Each Fund could have difficulty       -   These holdings may offer more         -   No Fund may invest more than 15% of net
    valuing these holdings precisely          attractive yields or potential            assets in illiquid holdings
-   Each Fund could be unable to sell         growth than comparable widely         -   To maintain adequate liquidity to meet
    these holdings at the time or             traded securities                         redemptions, each Fund may hold high quality
    price it desires                                                                    short-term securities (including repurchase
                                                                                        agreements and reverse repurchase
                                                                                        agreements) and, for temporary or
                                                                                        extraordinary purposes, may borrow from
                                                                                        banks up to 33 1/3% of the value of its
                                                                                        total assets or draw on a line of credit


FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds shown (assuming reinvestment of all dividends and distributions).

The following tables provide selected per share data and ratios for Select Class Shares outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual and Semi-Annual Reports to Shareholders which are incorporated by reference into the SAI. Shareholders may obtain a copy of the reports by contacting the Funds or their Shareholder Servicing Agent.

This information has been audited, except as noted, by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements are included in the respective Fund's annual report, which are available upon request.

JPMORGAN BALANCED FUND^

                                                                            1/1/01
                                                                            THROUGH                     YEAR ENDED
                                                                            6/30/01  -----------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                        (UNAUDITED)  12/31/00  12/31/99 12/31/98  12/31/97  12/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $30.27    $38.50    $34.54   $29.26    $23.66    $21.25
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                      --     0.86@     0.78@     0.73      0.74      0.63
      Net gains or losses in securities (both realized and unrealized)           --    (1.96)      4.07     6.53      4.86      1.78
                                                                            -------   -------   -------  -------   -------   -------
      Total from investment operations                                           --    (1.10)      4.85     7.26      5.60      2.41
   Less distributions:
      Dividends from net investment income                                       --      1.38      0.70     0.73        --        --
      Distributions from capital gains                                           --      5.75      0.19     1.25        --        --
                                                                            -------   -------   -------  -------   -------   -------
      Total dividends and distributions                                          --      7.13      0.89     1.98        --        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $30.27    $30.27    $38.50   $34.54    $29.26    $23.66
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  0.00%   (2.55%)    14.23%   25.15%    23.67%    11.31%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                             $0       $61      $103      $59       $36       $23
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                      0.00%     1.00%     1.00%    1.00%     1.00%     1.00%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         0.00%     2.23%     2.19%    2.32%     2.73%     2.82%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                 0.00%     1.06%     1.19%    1.28%     1.28%     1.17%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits    0.00%     2.17%     2.00%    2.04%     2.45%     2.65%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          0%      134%       45%      58%       64%       70%
------------------------------------------------------------------------------------------------------------------------------------

^   Formerly Chase Balanced Fund.
@   Calculated based upon average shares outstanding.
#   Short periods have been annualized.

JPMORGAN CAPITAL GROWTH FUND^

                                                                      11/01/00
                                                                       THROUGH                YEAR ENDED               1/25/96**
                                                                       4/30/01  --------------------------------------   THROUGH
PER SHARE OPERATING PERFORMANCE                                    (UNAUDITED)  10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $48.76    $43.36    $41.53    $46.90    $41.65    $35.26
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                --@     0.04@   (0.05)@      0.07     0.13@      0.17
      Net gains or losses in securities (both realized and unrealized)  (2.07)     10.27      5.80    (0.54)     10.17      6.34
                                                                       -------   -------   -------   -------   -------   -------
      Total from investment operations                                  (2.07)     10.31      5.75    (0.47)     10.30      6.51
   Distributions to shareholders from:
      Dividends from net investment income                                  --        --        --        --      0.25      0.12
      Distributions from capital gains                                    5.48      4.91      3.92      4.90      4.80        --
                                                                       -------   -------   -------   -------   -------   -------
      Total dividends and distributions                                   5.48      4.91      3.92      4.90      5.05      0.12
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $41.21    $48.76    $43.36    $41.53    $46.90    $41.65
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                       (3.91%)    26.34%    14.71%   (1.20%)    26.98%    18.13%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     $3       $15       $18       $52       $52       $32
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                 0.93%     0.94%     0.92%     0.91%     0.91%     1.25%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    0.01%     0.09%    (0.11%)    0.11%     0.31%     0.81%
--------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                              0.98%     1.06%     0.99%     0.91%     0.91%     1.25%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements               (0.04%)   (0.03%)   (0.18%)     0.11%     0.31%     0.81%
--------------------------------------------------------------------------------------------------------------------------------

**  Commencement of offering class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^   Formerly Chase Vista Capital Growth Fund.
#   Short periods have been annualized.

JPMORGAN CORE EQUITY FUND^

                                                                            1/1/01
                                                                           THROUGH                   YEAR ENDED
                                                                           6/30/01 ------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                       (UNAUDITED) 12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $26.41   $32.24    $26.52    $21.25    $15.94    $13.01
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                     --       --     0.04@      0.09      0.14      0.16
      Net gains or losses in securities (both realized and unrealized)          --   (3.95)      6.27      6.44      5.17      2.77
                                                                           -------  -------   -------   -------   -------   -------
      Total from investment operations                                          --   (3.95)      6.31      6.53      5.31      2.93
   Less distributions:
      Dividends from net investment income                                      --       --      0.04      0.09        --        --
      Distributions from capital gains                                          --     1.88      0.55      1.17        --        --
                                                                           -------  -------   -------   -------   -------   -------
      Total dividends and distributions                                         --     1.88      0.59      1.26        --        --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $26.41   $26.41    $32.24    $26.52    $21.25    $15.94
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 0.00% (11.99%)    23.89%    30.95%    33.33%    22.54%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                            $0     $143      $181       $89       $51       $29
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                     0.00%    1.00%     1.00%     1.00%     1.00%     1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        0.00%  (0.01%)     0.13%     0.39%     0.74%     1.10%
-----------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                0.00%    1.05%     1.11%     1.18%     1.20%     1.14%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits   0.00%  (0.06%)     0.02%     0.21%     0.54%     0.96%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         0%               11%~       32%       24%       29%
--------------------------------------------------------------------------------------------------------------------------------

^   Formerly Chase Core Equity Fund.
@   Calculated based upon average shares outstanding.
~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in CEP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
#   Short periods have been annualized.

JPMORGAN DYNAMIC SMALL CAP FUND^^

                                                                            11/01/00
                                                                             THROUGH       YEAR   4/5/99**
                                                                             4/30/01      ENDED    THROUGH
PER SHARE OPERATING PERFORMANCE                                          (UNAUDITED)   10/31/00   10/31/99
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $24.65     $15.98     $14.11
----------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                  (0.06)@    (0.13)@     (0.05)
      Net gains or losses in securities (both realized and unrealized)        (5.38)       8.80       1.92
                                                                             -------    -------    -------
      Total from investment operations                                        (5.44)       8.67       1.87
   Distributions to shareholders from:
      Dividends from net investment income                                        --         --         --
      Distributions from capital gains                                          3.38         --         --
                                                                             -------    -------    -------
      Total dividends and distributions                                         3.38         --         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $15.83     $24.65     $15.98
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                            (23.11%)     54.26%     13.25%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                           $0       $--+       $--+
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------
Expenses                                                                       1.10%      1.10%      1.91%
----------------------------------------------------------------------------------------------------------
Net investment income                                                        (0.66%)    (0.59%)    (0.96%)
----------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                 14.70%    15.48%^    34.70%^
----------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits  (14.26%)  (14.97%)^  (33.75%)^
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          22%        87%        92%
----------------------------------------------------------------------------------------------------------

**   Commencement of offering class of shares.
@    Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^^   Formerly Chase Vista Small Cap Opportunities Fund.
#    Short periods have been annualized.
+    Amounts round to less than one million.
^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN EQUITY GROWTH FUND^

                                                                            1/1/01
                                                                           THROUGH                     YEAR ENDED
                                                                           6/30/01  ------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                       (UNAUDITED)  12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $43.44    $68.09    $52.36    $38.36    $27.95    $23.20
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                     --   (0.26)@   (0.14)@      0.03      0.07      0.10
      Net gains or losses in securities (both realized and unrealized)          --   (16.22)     16.78     15.78     10.34      4.65
                                                                           -------   -------   -------   -------   -------   -------
      Total from investment operations                                          --   (16.48)     16.64     15.81     10.41      4.75
   Less distributions:
      Dividends from net investment income                                      --        --        --      0.03        --        --
      Distributions from capital gains                                          --      8.17      0.91      1.78        --        --
                                                                           -------   -------   -------   -------   -------   -------
      Total dividends and distributions                                         --      8.17      0.91      1.81        --        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $43.44    $43.44    $68.09    $52.36    $38.36    $27.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 0.00%  (23.65%)    31.85%    41.38%    37.20%    20.52%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                            $0      $179      $320      $179       $74       $57
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                     0.00%     1.00%     1.00%     1.00%     1.00%     1.00%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        0.00%   (0.40%)   (0.24%)     0.05%     0.20%     0.41%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                0.00%     1.02%     1.03%     1.09%     1.11%     1.08%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits   0.00%   (0.42%)   (0.27%)   (0.04%)     0.09%     0.33%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         0%                15%~       35%       35%       62%
------------------------------------------------------------------------------------------------------------------------------------

^   Formerly Chase Equity Growth Fund.
@   Calculated based upon average shares outstanding.
~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in EGP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
#   Short periods have been annualized.

JPMORGAN EQUITY INCOME FUND^

                                                                             1/1/01
                                                                            THROUGH                   YEAR ENDED
                                                                            6/30/01 --------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                        (UNAUDITED) 12/31/00 12/31/99 12/31/98 12/31/97 12/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $35.33   $49.80   $46.14   $36.97   $28.21   $23.93
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                      --    0.29@    0.32@     0.33     0.40     0.43
      Net gains or losses in securities (both realized and unrealized)           --   (2.66)     5.65     9.32     8.36     3.85
                                                                            -------  -------  -------  -------  -------  -------
      Total from investment operations                                           --   (2.37)     5.97     9.65     8.76     4.28
   Less distributions:
      Dividends from net investment income                                       --     0.29     0.31     0.34       --       --
      Distributions from capital gains                                           --    11.81     2.00     0.14       --       --
                                                                            -------  -------  -------  -------  -------  -------
      Total dividends and distributions                                          --    12.10     2.31     0.48       --       --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $35.33   $35.33   $49.80   $46.14   $36.97   $28.21
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  0.00%  (3.85%)   13.06%   26.20%   31.50%   17.87%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                             $0      $97     $170     $128      $75      $63
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                      0.00%    1.00%    1.00%    1.00%    1.00%    1.00%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         0.00%    0.59%    0.66%    0.82%    1.67%    1.67%
--------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                 0.00%    1.03%    1.09%    1.10%    1.11%    1.07%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits    0.00%    0.56%    0.57%    0.72%    1.56%    1.60%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          0%      15%      16%       3%      14%      24%
--------------------------------------------------------------------------------------------------------------------------------

^   Formerly Chase Equity Income Fund.
@   Calculated based upon average shares outstanding.
#   Short periods have been annualized.

JPMORGAN GROWTH AND INCOME FUND^

                                                                       11/01/00
                                                                        THROUGH                 YEAR ENDED               1/25/96**
                                                                        4/30/01   --------------------------------------   THROUGH
PER SHARE OPERATING PERFORMANCE                                     (UNAUDITED)   10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $40.99     $43.89    $43.43    $46.35    $39.26    $34.80
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                               0.18@      0.26@     0.35@     0.43@     0.52@      0.47
      Net gains or losses in securities (both realized and unrealized)   (2.25)       3.33      5.12      3.50     10.20      4.46
                                                                        -------    -------   -------   -------   -------   -------
      Total from investment operations                                   (2.07)       3.59      5.47      3.93     10.72      4.93
   Distributions to shareholders from:
      Dividends from net investment income                                 0.15       0.18      0.34      0.29      0.48      0.47
      Distributions from capital gains                                     5.70       6.31      4.67      6.56      3.15        --
                                                                        -------    -------   -------   -------   -------   -------
      Total dividends and distributions                                    5.85       6.49      5.01      6.85      3.63      0.47
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $33.07     $40.99    $43.89    $43.43    $46.35    $39.26
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                        (4.69%)      9.34%    13.30%     9.44%    29.37%    13.39%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $1         $5       $15       $24      $522       $28
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                  0.88%      0.89%     0.85%     0.85%     0.86%     1.24%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     0.97%      0.64%     0.80%     0.95%     1.21%     1.73%
----------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                               0.88%      0.93%     0.85%     0.85%     0.86%     1.24%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                  0.97%      0.60%     0.80%     0.95%     1.21%     1.73%
----------------------------------------------------------------------------------------------------------------------------------

**   Commencement of offering class of shares.
@    Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^    Formerly Chase Vista Growth and Income Fund.
#    Short periods have been annualized.

JPMORGAN SMALL CAP EQUITY FUND^

                                                                           11/01/00
                                                                            THROUGH               YEAR ENDED                5/7/96**
                                                                            4/30/01  --------------------------------------  THROUGH
PER SHARE OPERATING PERFORMANCE                                         (UNAUDITED)  10/31/00  10/31/99  10/31/98  10/31/97 10/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $28.52    $23.10    $20.59    $23.71    $19.22   $18.44
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                 (0.03)@   (0.05)@   (0.02)@    (0.02)      0.03     0.02
      Net gain or losses in securities (both realized and unrealized)        (2.78)      8.12      2.70    (2.46)      4.75     0.76
                                                                            -------   -------   -------   -------   -------  -------
      Total from investment operations                                       (2.81)      8.07      2.68    (2.48)      4.78     0.78
   Distributions to shareholders from:
      Dividends from net investment income                                       --        --        --        --        --       --
      Distributions from capital gains                                         3.89      2.65      0.17      0.64      0.29       --
                                                                            -------   -------   -------   -------   -------  -------
      Total dividends and distributions                                        3.89      2.65      0.17      0.64      0.29       --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $21.82    $28.52    $23.10    $20.59    $23.71   $19.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                            (9.78%)    37.94%    13.06%  (10.64%)    25.15%    4.23%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                        $421      $383      $269      $254      $307      $52
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                      0.93%     0.88%     0.88%     1.04%     1.10%    1.10%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       (0.26%)   (0.20%)   (0.07%)   (0.09%)     0.13%    0.27%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                 1.17%     1.13%     1.13%     1.13%     1.14%    1.27%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits  (0.50%)   (0.45%)   (0.32%)   (0.18%)     0.09%    0.10%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         23%       75%       92%       74%       55%      78%
------------------------------------------------------------------------------------------------------------------------------------

**    Commencement of offering of class of shares.
@     Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^     Formerly Chase Vista Small Cap Equity Fund.
#     Short periods have been annualized.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND^

                                                                                                          6/16/97*
                                                                                                          THROUGH
PER SHARE OPERATING PERFORMANCE:                                         5/31/01    5/31/00    5/31/99    5/31/98
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $15.90     $12.17     $12.57     $10.00
-----------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                               (0.07)         --     (0.01)     (0.02)
      Net gains or losses on investments (both realized and unrealized)   (2.29)       3.73     (0.08)       2.59
                                                                         -------    -------    -------    -------
      Total from investment operations                                    (2.36)       3.73     (0.09)       2.57
   Less distributions:
      Distributions from capital gains                                      1.35         --       0.31         --
                                                                         -------    -------    -------    -------
      Total distributions                                                   1.35         --       0.31         --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.19     $15.90     $12.17     $12.57
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            (15.51)%     30.65%    (0.49)%    25.70%@
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     $339       $529       $286       $189
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------
Net expenses                                                               0.99%      0.99%      1.07%      1.19%
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                    (0.35)%    (0.47)%    (0.42)%    (0.37)%
-----------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                            0.99%      0.99%      1.07%      1.25%
-----------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                             (0.35)%    (0.47)%    (0.42)%    (0.43)%
-----------------------------------------------------------------------------------------------------------------


^   Formerly J.P. Morgan U.S. Small Company Opportunities Fund.
*   Commencement of operations.
@   Not annualized.
#   Short periods have been annualized.

HOW TO REACH US

MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-622-4273 or writing to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File Nos. for each Fund are:

Balanced Fund                                                 811-5526
Capital Growth Fund                                           811-5151
Core Equity Fund                                              811-5526
Disciplined Equity Fund                                       811-7342
Diversified Fund                                              811-7342
Dynamic Small Cap Fund                                        811-5151
Equity Growth Fund                                            811-5526
Equity Income Fund                                            811-5526
Growth and Income Fund                                        811-5151
Mid Cap Value Fund                                            811-08189
Small Cap Equity Fund                                         811-5151
Small Cap Growth Fund                                         811-08189
U.S. Equity Fund                                              811-7342
U.S. Small Company Fund                                       811-7342
U.S. Small Company Opportunities Fund                         811-7340

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039
         (C) 2001 JPMorgan Chase & Co. All Rights Reserved. March 2001

                                                                      RHS-EQ-701
      EE

                                                      PROSPECTUS SEPTEMBER, 2001
                                      SUBJECT TO COMPLETION, DATED JULY 27, 2001


JPMORGAN FUNDS

THIS PROSPECTUS OFFERS: CLASS A, CLASS B AND CLASS C SHARES

GLOBAL 50 FUND

GLOBAL HEALTHCARE FUND

FOCUS FUND

H&Q IPO & EMERGING COMPANY FUND

H&Q TECHNOLOGY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO] JPMORGAN FLEMING
       Asset Management



[SIDENOTE]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Global 50 Fund                                      1
Global Healthcare Fund                              6
Focus Fund                                         11
H&Q IPO & Emerging Company Fund                    18
H&Q Technology Fund                                27
Funds' Investment Adviser                          33
Global Equity Management Approach                  34
How Your Account Works                             35
Buying Fund Shares                                 37
Selling Fund Shares                                38
Exchanging Fund Shares                             39
Other Information Concerning the Funds             39
Dividends and Distributions                        40
Tax Considerations                                 40
Fund Details                                       42
Shareholder Services                               42
Risk and Reward Elements                           43
Financial Highlights                               46
How to Reach Us                            Back cover

JPMORGAN GLOBAL 50 FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 21-23.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a concentrated portfolio of global equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in approximately fifty stocks of primarily large and mid-cap companies located throughout the world. Using its global perspective, J.P. Morgan Investment Management, the Fund's adviser Inc. (JPMIM) uses the investment process described below to identify those stocks which in its view have an exceptional return potential.

Under normal conditions, the Fund invests in stocks of at least 3 countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, stock selection and currency management.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive opportunities in a universe of 2,500 stock are identified.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify its research team's findings.

Using research as the basis for investment decisions, portfolio managers construct a concentrated stock portfolio representing companies which in their view have an exceptional return potential relative to other companies. The adviser's stock selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g. consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect a stock's performance over the next twelve months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITION.

return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISK

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in global stock markets. Fund performance will also depend on the effectiveness of JPMIM's research and the management team's stock picking decisions.

The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could impact market performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

[SIDENOTE]


INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WITH RESPECT TO GLOBAL HEALTHCARE AND ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR, WITH RESPECT TO GLOBAL 50, ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- WANT A FUND THAT CONSISTENTLY FOCUSES ON PARTICULAR INDUSTRIES OR
  SECTORS

FUND'S PAST PERFORMANCE

The bar chart and table shown below provide some indication of the risks of investing in Classes A, B and C shares of the Fund because returns reflect the performance of the Fund's Select shares, a separate class of shares of the Fund.

The bar chart indicates some of the risks by showing the performance of the Fund's Select shares from year to year for the last two calendar years.

The table indicates some of the risks by showing how the Fund's average annual returns for the past year and for the life of the Fund compare to those of the MSCI World Index. This is a widely recognized, unmanaged index that measures stock market performance worldwide using the share prices of approximately 1,600 companies listed on stock exchanges in 22 countries.

PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW ANY CLASS OF THE FUND WILL PERFORM IN THE FUTURE.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -14.52%.

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

           1999         45.36%
           2000        -14.35%


BEST QUARTER               24.48%
                4th quarter, 1999

WORST QUARTER              -7.88%

                4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS(%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YR.  LIFE OF FUND(1)
 JPMORGAN GLOBAL 50 FUND
 (AFTER EXPENSES)                                     -14.35         8.08

 MSCI WORLD INDEX (NO EXPENSES)                       -13.18         6.74

(1) THE FUND COMMENCED OPERATIONS ON 5/29/98 AND RETURNS REFLECT PERFORMANCE OF THE FUND'S SELECT SHARES FROM 5/31/98. CLASS A, B AND C SHARES WERE FIRST OFFERED ON 4/16/01. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS A, B AND C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF SELECT SHARES OF THE FUND. SELECT SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE SELECT SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND THE ANNUAL RETURNS WOULD DIFFER ONLY TO THE EXTENT THAT SELECT SHARES DO NOT HAVE THE SAME EXPENSES. HOWEVER, THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN SELECT SHARES.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES

The expenses of the Fund before and after reimbursement are shown below. The estimated annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A SHARES  CLASS B SHARES CLASS C SHARES
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*       5.75%           NONE           NONE
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS LOWER
 OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS               NONE            5.00%          1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES(2) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                CLASS A SHARES  CLASS B SHARES CLASS C SHARES
 MANAGEMENT FEES                  1.25%           1.25%          1.25%
 DISTRIBUTION (RULE 12B-1) FEES   0.25%           0.75%          0.75%
 SHAREHOLDER SERVICE FEE          0.25%           0.25%          0.25%
 OTHER EXPENSES(3)                0.47%           0.47%          0.47%
 TOTAL OPERATING EXPENSES         2.22%           2.72%          2.72%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENTS(4)                0.47%           0.47%          0.47%
 NET EXPENSES(4)                  1.75%           2.25%          2.25%

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75%, 2.25% AND 2.25% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 9/17/04.

 EXAMPLE(4) This example helps you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year,

- net expenses for three years and total operating expenses thereafter

- all shares sold at end of each time period.

This example is for comparison only; the Fund's actual return and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $743       $1,094      $1,568      $2,872
 CLASS B SHARES**               $728       $1,003      $1,507      $2,819***
 CLASS C SHARES**               $328       $703        $1,307      $2,941

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES*                $228       $703        $1,307      $2,819
 CLASS C SHARES                 $228       $703        $1,307      $2,941

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and its main risks, as well as fund strategies, please see pages (43-45).

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. The companies in which the Fund invests derive at least 50% of their revenues from or have 50% of their assets in, healthcare related businesses. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology, and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the Fund will remain fully invested. Using its global perspective, the Fund's adviser, JPMIM, uses the investment process described below to identify those stocks which in its view have an exceptional return potential.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITION.

INVESTMENT PROCESS

In managing the fund, the adviser employs a three-step process that combines research, stock selection and currency management.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in the universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, portfolio managers construct a portfolio representing companies in the healthcare sector, which in their view have an exceptional return potential relative to other companies in this sector. The adviser's stock selection criteria focus on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product pipeline, and catalysts that may positively affect a stock's performance over the next twelve months.

The Adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to J.P. Morgan's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of JPMorgan's research and the management team's stock picking decisions. The Fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

In general, international investing involves higher risks than investing in U.S. markets. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could impact market performance. Foreign securities are generally riskier than their domestic counterparts. These risks are higher in emerging markets. You should be prepared to ride out periods of underperformance.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE HEALTHCARE SECTOR

THE FUND'S PAST PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

INVESTOR EXPENSES

The estimated expenses of the Fund before and after reimbursement are shown below. The estimated annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                  CLASS A SHARES  CLASS B SHARES CLASS C SHARES
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*      5.75%           NONE           NONE
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS LOWER
 OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS              NONE            5.00%          1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES(2) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                  CLASS A SHARES  CLASS B SHARES CLASS C SHARES
 MANAGEMENT FEES                  1.25%           1.25%          1.25%
 DISTRIBUTION (RULE 12B-1) FEES   0.25%           0.75%          0.75%
 SHAREHOLDER SERVICE FEE          0.25%           0.25%          0.25%
 OTHER EXPENSES(1)                0.85%           0.85%          0.85%
 TOTAL OPERATING EXPENSES         2.60%           3.10%          3.10%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENTS(2)                0.85%           0.85%          0.85%
 NET EXPENSES(2)                  1.75%           2.25%          2.25%

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE MOST RECENT FISCAL YEAR.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.75%, 2.25% AND 2.25% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B, AND C SHARES, RESPECTIVELY, THROUGH 9/7/04.

EXAMPLE (2) This example helps you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year,

- net expenses for three years and total operating expenses thereafter

- all shares sold at end of each time period.

This example is for comparison only; the Fund's actual return and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $743       $1,094      $1,647      $3,148
 CLASS B SHARES**               $728       $1,003      $1,589      $3,101***
 CLASS C SHARES**               $328       $703        $1,389      $3,219

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $228       $703        $1,389      $3,101***
 CLASS C SHARES                 $228       $703        $1,389      $3,219

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FOCUS FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages(43-45)

THE FUND'S OBJECTIVE

The Fund seeks capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue American depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), use an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.


The Fund will seek to invest in the 25 companies identified by the adviser as having the most favorable characteristics through a disciplined investment approach which relies on research intensive fundamental analysis.

Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management and

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

interviews with industry analysts. In doing their analysis, the adviser will meet industry concentration limits by investing across a number of sectors. However, they may change sector weightings in response to market developments.

The adviser goes through this process at least monthly to identify what they believe to be the best 25 companies and adjust their holdings as needed. The Fund usually invests approximately equal amounts in each of the 25 companies. However, it may change these weightings and hold assets of more or less than 25 companies. The adviser also uses the process to frequently monitor the Fund's investments.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in Fund. This sections some of the specific risks of investing in Focus Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. Since the Fund invests in a relatively small number of companies, a decrease in the value of any one of its investments can have a large impact on the value of the entire portfolio


[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

THE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO:

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

PAST PERFORMANCES DOES NOT PREDICT HOW ANY CLASS OF THE FUND WILL PERFORM IN THE FUTURE.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -16.43%.

[CHART]


     YEAR-BY-YEAR RETURNS(1),(2)

           1999         13.68%
           2000        -25.72%

BEST QUARTER                24.54%
                 4th quarter, 1999

 WORST QUARTER             -22.83%
                 4th quarter, 2000

(1) THE FUND COMMENCED OPERATIONS ON 6/30/98. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for periods ended December 31, 2000(1),(3)

                                                                  SINCE
                                                                  INCEPTION
                                                     PAST 1 YEAR  (6/30/98)
 CLASS A (AFTER EXPENSES)                              -29.99       -8.36
 CLASS B (AFTER EXPENSES)                              -29.88       -7.85
 CLASS C (AFTER EXPENSES)                              -26.92       -6.73
 S&P 500 INDEX (NO EXPENSES)                            -9.10        7.60
 LIPPER LARGE-CAP CORE FUNDS INDEX (NO EXPENSES)        -7.37        7.14

(3) THE PERFORMANCE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                  CLASS A SHARES  CLASS B SHARES CLASS C SHARES
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*      5.75%           NONE           NONE
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS LOWER
 OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS              NONE            5.00%          1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

                                CLASS A SHARES  CLASS B SHARES CLASS C SHARES
 MANAGEMENT FEE                 0.40%           0.40%          0.40%
 DISTRIBUTION (RULE 12B-1) FEES 0.25%           0.75%          0.75%
 OTHER EXPENSES(4)              0.97%           0.97%          0.97%
 TOTAL OPERATING EXPENSES       1.62%           2.12%          2.12%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(5)               0.37%           0.27%          0.27%
 NET EXPENSES(5)                1.25%           1.85%          1.85%

(4) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(5) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 1.85% AND 1.85% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 9/7/02.

EXAMPLES This example helps you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of Classes A, B and C and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $695       $1,023      $1,373      $2,357
 CLASS B SHARES**               $688       $938        $1,314      $2,303***
 CLASS C SHARES**               $288       $638        $1,114      $2,430

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $188       $638        $1,114      $2,303***
 CLASS C SHARES                 $188       $638        $1,114      $2,430

*  ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (43-45)

THE FUND'S OBJECTIVE

The Fund seeks capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

J.P. Morgan H&Q IPO & Emerging Company Fund (J.P. Morgan H&Q IPO Fund) seeks to achieve its goal by investing, under normal market conditions, at least 65% of its assets in a diversified portfolio of common stocks acquired as part of, or within 18 months after, a company's initial public offering and traded on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market. The common stocks of these emerging companies are generally referred to as IPOs.

When Symphony Asset Management, LLC (Symphony), the sub-adviser to the Fund, believes that the number or quality of IPOs available for the Fund investment is inadequate, Symphony intends to invest in futures contracts or participations based on equity indexes, such as the S&P 500(R) Index, Russell 2000(R) Index or Wilshire 4500(R) Index. Symphony may also purchase non-IPO equity securities (including common stocks, preferred stocks, convertible securities and warrants) issued primarily by companies which have capitalizations of $1 billion or less at the time of investment.

The Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITION.

The J.P. Morgan H&Q IPO Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

Symphony has developed a quantitative model which tracks historical IPO performance. At the time of an initial public offering, Symphony will purchase IPO shares that meet certain minimum quantitative criteria for offering size, issuer market capitalization and lead underwriter, among other factors. Symphony will attempt to purchase these shares directly from the underwriters, at the offering price. If shares cannot be obtained at the offering price, they will be purchased in the secondary market. For a period of up to 18 months after an initial public offering of shares, Symphony will also purchase such IPO shares based upon the above criteria and certain aftermarket criteria, such as analyst ratings, price, performance, valuation relative to the industry and insider activity. IPO shares held by the Fund will be sold based upon similar aftermarket criteria. The Fund normally expects to sell most of its IPO holdings within a year of purchase. When making investment decisions, the Symphony will employ qualitative, as well as quantitative, techniques and will emphasize issuers with growth characteristics.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for in the Fund's portfolio.

UNIQUE NATURE OF IPOS. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs, such as the Fund, can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

SMALL COMPANIES. To the extent the Fund invests in non-IPO equity securities of companies with small capitalizations, it will be subject to certain risks thereof. The value of an investment in the Fund is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

MARKET VOLATILITY. Stock markets will fall periodically. As with any investment whose performance is tied to stock markets, the value of an investment in the Fund will fluctuate, which means that investors could lose money.

POLITICAL AND ECONOMIC FACTORS. Many factors can affect stock market performance. Political and economic news can influence market-wide trends. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on IPOs and, therefore, may have a significant impact on the Fund.

LACK OF QUALITY IPOS. The number or quality of IPOs available for the Fund to purchase may be inadequate for extended periods of time. During such periods, the Fund will not be able to implement its main investment strategy. This could significantly and adversely affect the Fund's investment return.

INDUSTRY CONCENTRATION RISKS. The IPO market tends to favor certain industries from time to time. As a result, the companies in which the Fund invests at any given time may represent a limited number of industries, and the Fund's share price may be subject to greater volatility.

CONTRACTUAL RESTRICTIONS. The Fund may agree to contractual restrictions on its resale of certain IPOs. These restrictions, known as "lock-ups," will typically extend from 30 to 180 days after the initial public offering. During the period of the lock-up, the Fund will not be able to sell these securities and the value of these securities may decline as a result of adverse market movements.

CONFLICT OF INTEREST. The investment adviser may appear to have a conflict of interest when the Fund purchases IPOs from underwriting syndicates in which affiliates of the Fund's investment adviser act as a member or manager. The Fund will not purchase IPOs directly from such affiliates, and the Fund otherwise intends to conduct these purchases in compliance with applicable SEC rules.

PRICING RISK. The Fund may be unable to purchase IPOs at the offering price. The price of IPO shares in the aftermarket may greatly exceed the offering price, making it more difficult for the Fund to realize a profit.

TURNOVER COSTS; CAPITAL GAINS. The Fund normally expects to sell most of its IPO holdings within a year. This turnover of the Fund's portfolio will increase the Fund's transaction costs. Some gains from such sales will also be treated as short-term capital gains. Such capital gains are generally taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

REDEMPTIONS. The Fund may have to sell stocks at a loss in order to pay for sales by its shareholders. Sales are more likely to occur when prices of IPO stocks are declining, and prices of IPO stocks may fall more rapidly than those of other securities.

LIMITED OPERATING HISTORY. The Fund has no operating history, and Symphony's model has only been previously implemented by one mutual fund, H&Q IPO & Emerging Company Fund, which has been in operation since October, 1999. The model is based largely on a limited period of past market performance and may fail to anticipate shifts in market dynamics over time.

RELIANCE ON FINANCIAL DATA. Symphony's model relies on market and other data complied from other sources, primarily IPO Edge, a leading provider of IPO information. If this information were to become unavailable or unreliable, the Fund's investment strategy could be disrupted.

FOREIGN INVESTMENTS. Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

CONVERTIBLE SECURITIES. The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

OTHER INVESTMENTS. If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN IPOS

THE FUND'S NOT DESIGNED FOR INVESTORS WHO:

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

The Fund's inception was in 3/16/01. Performance information prior to that date is based on that of H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities in the fund pursuant to a reorganization in March 2001. The H&Q IPO & Emerging Company Fund began operations on 10/29/99.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

PAST PERFORMANCE DOES NOT PREDICT HOW ANY CLASS OF THE FUND WILL PERFORM IN THE FUTURE.

THE FUND'S YEAR-TO-DATE RETURN AS OF 6/30/01 WAS -18.81%.
YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

2000        -49.12%

BEST QUARTER                13.75%
                 1st Quarter, 2000
WORST QUARTER              -42.32%
                 4th Quarter, 2000


(1) THE FUND COMMENCED OPERATIONS ON 10/28/99. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.

(2)  THE FUND'S FISCAL YEAR END IS 9/30.

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for periods ended December 31, 2000(1)

                                                 PAST 1 YEAR    LIFE OF FUND
 CLASS A (AFTER EXPENSES)                           -52.06        -27.96
 CLASS B (AFTER EXPENSES)                           -52.05        -27.38
 S&P 500 INDEX (NO EXPENSES)                        -9.10         -1.16

THE PERFORMANCE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD. THE PERFORMANCE FOR CLASS B SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD. COMMON SHARES WERE CONVERTED TO CLASS A SHARES IN THE FUND IN MARCH OF 2001.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                           CLASS A SHARES  CLASS B SHARES
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*               5.75%           NONE

 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS LOWER
 OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                       NONE            5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                        CLASS A SHARES     CLASS B SHARES
 MANAGEMENT FEE                         0.65%              0.65%
 DISTRIBUTION (RULE 12b-1) FEES         0.30%              1.00%
 SHAREHOLDER SERVICE FEE                NONE               NONE
 OTHER EXPENSES(3)                      0.40%              0.55%
 TOTAL OPERATING EXPENSES               1.35%              2.20%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENTS(4)                      NONE               0.15%
 NET EXPENSES(4)                        1.35%              2.05%

(3)  "OTHER EXPENSES" ARE BASED ON EXPENSES FOR THE MOST RECENT FISCAL YEAR.

(4) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.35% AND 2.05% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A AND B SHARES, RESPECTIVELY, THROUGH 9/7/02.

EXAMPLE (4) This example helps you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of Classes A, B and C and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $705       $978        $1,272      $2,105
 CLASS B SHARES**               $708       $974        $1,366      $2,307***

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $208       $674        $1,166      $2,307***

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN H&Q TECHNOLOGY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (43-45)

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of technology companies. The Fund will invest in equity securities of companies with various market capitalizations including large, mid and small capitalizations. As a result, at times the Fund may be investing a significant portion of its assets in securities of small and mid-capitalization companies.

Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks.

Technology companies are companies with revenues primarily generated by technology products and services. These include the internet, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors and media and information services.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock. Convertible securities are not expected to be a significant portion of the Fund's assets.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs), though such investments are not expected to represent a significant portion of the Fund's assets.

The Fund may also invest in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. However, investments in derivatives are not expected to represent a significant portion of the Fund's assets.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc., does quantitative analysis and fundamental research in an attempt to identify equities with the best growth potential within the universe of technology securities. Quantitative analysis will include looking at financial ratios as well as historical patterns in growth rates. Fundamental research involves concentrating on "fundamental" information about an issuer, such as the health and growth rate of the company's end-market, long-term profitability trends of its industry, and its competitive position history and management. Accordingly, the advisers may look at growth-oriented factors such as projected earnings and/or revenue growth and improved earnings characteristics. The advisers will also seek to identify companies whose products are targeted to markets which the advisers expect to grow at a high rate such as the communications and internet-related sectors. The advisers' research will include discussions with company management and other industry participants to determine the quality of individual companies' services and products relative to its competitors.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying a stock in order to determine if the stock is still an attractive investment opportunity.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

The Fund's focus on stocks in the technology sector makes it more susceptible to factors affecting that sector. Investing in technology companies exposes the Fund to special risks. For example, rapid advances in technology might cause existing products to become obsolete or have relatively short product cycles, and the Fund's returns could suffer to the extent it holds an affected company's shares. Competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve. Companies in a number of technology industries are also subject to more governmental regulations and approval processes than many other industries. Changes in governmental policies, such as telephone and cable regulations and antitrust enforcement, may have a material effect on the products and services of technology companies. In addition, the rate of technological change often requires extensive and sustained investment in research and development. Some technology companies, particularly internet-related companies, may trade at prices that do not reflect traditional valuation methods. All these factors may affect a company's overall profitability and cause its stock price to be more volatile.

The Fund may not achieve its objective if companies that the adviser believes will experience earnings growth do not grow as expected.

The securities of mid-capitalization and small-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization and small-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests primarily in larger companies.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly public companies may decline shortly after the initial public offering. The securities of companies that have recently gone public may trade less frequently and in smaller volumes than securities of more established companies.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Although the value of a convertible security may not exactly track that of its underlying common or preferred stock, its value does tend to change whenever the market value of underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in technology companies than a diversified fund would. In addition, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of technology companies are declining, and prices of these securities may fall more rapidly than those of other securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE TECHNOLOGY SECTOR

THE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO:

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE TECHNOLOGY SECTOR

THE FUND'S PAST PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE     5.75%           NONE            NONE

 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS LOWER
 OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS            NONE            5.00%           1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                CLASS A SHARES  CLASS B SHARES CLASS C SHARES
 MANAGEMENT FEE                 0.75%           0.75%          0.75%
 DISTRIBUTION (RULE 12b-1) FEE  0.25%           0.75%          0.75%
 SHAREHOLDER SERVICE FEE        0.25%           0.25%          0.25%
 OTHER EXPENSES(1)              3.00%           3.00%          3.00%
 TOTAL ANNUAL FUND
 OPERATING EXPENSES             4.25%           4.75%          4.75%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT (2)              2.40%           2.40%          2.40%
 NET EXPENSES (2)               1.85%           2.35%          2.35%

(1)  "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE CURRENT FISCAL YEAR.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.85%, 2.35% AND 2.35% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 9/7/02.

EXAMPLE(2) This example helps you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of Classes A, B and C and your actual cost may be higher or lower. IF YOU SELL YOUR SHARES YOUR COST WOULD
BE:

                               1 YEAR      3 YEARS      5 YEARS    10 YEARS
 CLASS A SHARES *              $752        $1,585       $2,430     $4,599
 CLASS B SHARES **             $738        $1,516       $2,398     $4,576
 CLASS C SHARES **             $338        $1,216       $2,198     $4,676

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR      3 YEARS      5 YEARS    10 YEARS
 CLASS B SHARES                $238        $1,216       $2,198     $4,576
 CLASS C SHARES                $238        $1,216       $2,198     $4,676

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Global 50 Fund and the Global Healthcare Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Focus Fund and H&Q Technology Fund are series of Mutual Fund Group, a Massachusetts business trust. The
H&Q IPO & Emerging Company Fund is a series of Mutual Fund Investment trust, also a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. ("JPMIM") is the investment adviser and makes the day-to-day investment decisions for the Global 50 and Global Healthcare Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA) Inc. ("JPFAM (USA)") is the investment adviser and makes the day to day investment decisions for the Focus, H&Q Technology and H&Q IPO & Emerging Company Funds.

JPMIM and JPFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

Symphony is the sub-adviser to the H&Q IPO and Emerging Company Fund. Symphony is located at 555 California Street, Suite 2975, San Francisco, California 94104.

During the most recent fiscal year, each investment adviser was paid management fees (net of waivers) as a percentage of average net assets as follows:

                         FISCAL
 FUND                    YEAR END    %
 GLOBAL 50 FUND          10/31     1.25
 GLOBAL HEALTHCARE FUND   4/30     1.25
 FOCUS FUND               5/31     0.40
 H&Q IPO AND EMERGING
 COMPANY FUND            11/30     0.65
 H&Q TECHNOLOGY FUND      5/31     0.75

PORTFOLIO MANAGERS

GLOBAL HEATHCARE FUND

The portfolio management team is led by Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984. Shawn Lytle, vice president, who has been an international equity portfolio manager since 1998 and employed by JPMIM since 1992, and Bertrand Biragnet, vice president, an international portfolio manager since joining JPMIM in 1996. Prior to joining JPMIM, Mr. Biragnet worked at the European Center for Particle Physics in Geneva and
T. Hoare & Co. stockbrokers in London.

GLOBAL 50 FUND

The portfolio management team is led by Mr. Cormie and Mr. Lytle.

FOCUS FUND

Henry Lartigue and Jeff Phelps, Portfolio Manager at JPMFAM (USA), are responsible for management of the portfolio. They have been managing the Fund since August 1999 and February 2001, respectively. Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM (USA), he was employed by Houston Industries.

H&Q IPO AND EMERGING COMPANY FUND

Ross Sakamato, who has been a portfolio manager at Symphony since 1996, is responsible for H&Q IPO & Emerging Company Fund's day-to-day management. Prior to 1996, he was a Principal in the Investment Strategies Group of Barclays Global Investors and its predecessors.

H&Q TECHNOLOGY FUND

Portfolio Manager T. Gary Liberman, Senior Vice President, is responsible for management of the Fund's portfolio. Mr. Liberman joined JPMFAM (USA) in 1995 as a small cap technology analyst. He has been portfolio manager of the Fleming US Technology Fund since its inception in December 1997. Prior to joining Fleming, Mr. Liberman worked for Salomon Brothers Asset Management as a large-cap technology analyst. Before his career in investments, Mr. Liberman worked for Arthur Andersen & Co. as a public accountant. Mr. Liberman received a BS in Accounting from the University of Maryland in 1990 and an MBA in Finance from New York University in 1993.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (the "Administrator") provides administrative services and oversees each Fund's other service providers and provides Fund officers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Funds held by investors by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan. Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B shares and Class C shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

Each Fund may issue multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You must pay a sales charge to buy Class A, B or C shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

You may purchase Class A, Class B or Class C shares in each Fund described in the prospectus.

Different charges are associated with each class of shares:

- If you choose to invest in Class A shares, you must pay a sales charge when you invest.

- If you choose to invest in Class B shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the sales charge decreases as your investment increases. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.

 TOTAL SALES CHARGE

                       AS % OF THE   AS %
                       OFFERING      OF NET
 AMOUNT OF             PRICE         AMOUNT
 INVESTMENT            PER SHARE     INVESTED


 LESS THAN $100,000             5.75%        6.10%
 $100,000 BUT UNDER $250,000    3.75%        3.90%
 $250,000 BUT UNDER $500,000    2.50%        2.56%
 $500,000 BUT UNDER $1 MILLION  2.00%        2.04%



There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.

 YEAR      DEFERRED SALES CHARGE
 1         5%
 2         4%
 3         3%
 4         3%
 5         2%
 6         1%
 7         NONE
 8         NONE


We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or current value of the shares. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first.

Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund Operating Expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you

BUYING FUND SHARES
You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
210 West 10th Street, 8th floor
Kansas City, MO 64105-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later in this document.

Whether you choose Class A, B or C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET
 FUND INFORMATION, CALL:
 THE JPMORGAN FUNDS SERVICE CENTER
 1-800-348-4782

 TYPE OF          INITIAL           ADDITIONAL
 ACCOUNT          INVESTMENT        INVESTMENTS

 REGULAR ACCOUNT  $2,500            $100
 SYSTEMATIC
 INVESTMENT PLAN  $1,000            $100
 IRAS             $1,000            $100
 SEP-IRAS         $1,000            $100
 EDUCATION IRAS   $500              $100

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
210 West 10th Street, 8th Floor
Kansas City, MO 64105-9392

THROUGH A SYSTEMATIC WITHDRAW PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative which Funds you want to exchange from and to.
He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange money from one JPMorgan account to another of the same class. Call the JPMorgan Funds Service Center for details.

If you exchange Class B shares of a Fund for Class B shares of another JPMorgan Fund, or Class C shares for Class C shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION
CONCERNING THE FUNDS

We may close your account if the balance falls below $500 because you have sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:
JPMorgan Funds Service Center,
210 West 10th Street, 8th floor
Kansas City, MO 64105-9392

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Funds held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, B and C shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

The advisers and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Funds typically pay income dividends once a year. Capital gains, if any are distributed once a year by the Funds. However the Funds may decide to make more or less in a given year.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares: or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

Investment income received by the Global Healthcare and Global 50 Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of such Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAW PLAN

You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service.

FREE EXCHANGE PRIVILEGE

You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B shares or Class C shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the Class A shares within 90 days of selling the Class B or Class C shares.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                            POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD

FOREIGN AND OTHER MARKET CONDITIONS
- Each Fund's share price and              - Stocks have generally outperformed         - Under normal circumstances each
  performance will fluctuate in              more stable investments (such as             Fund plans to remain fully
  response to stock market                   bonds and cash equivalents) over             invested, with at least 65% in
  movements                                  the long term                                stocks of at least three
                                                                                          countries, including the United
- A Fund could lose money because          - Foreign investments, which                   States; stock investments may
  of foreign government actions,             represent a major portion of                 include U.S. and foreign common
  political instability, or lack             the world's securities, offer                stocks, convertible securities,
  of adequate and/or accurate                attractive potential                         preferred stocks, depository
  information                                performance and opportunities                receipts (such as ADRs and
                                             for diversification                          EDRs), trust or partnership
- Investment risks tend to be                                                             interests, warrants, rights,
  higher in emerging markets.              - Emerging markets can offer higher            and investment company
  These markets also present                 returns                                      securities
  higher liquidity and valuation
  risks                                    - These same stocks could                    - During severe market downturns,
                                             outperform the general market and            each Fund has the option of
- The Global Healthcare Fund, the            provide greater returns than more            investing up to 100% of assets in
  Focus Fund and the H&Q                     diversified funds                            high quality short-term securities
  Technology Fund are
  non-diversified which means
  that a relatively high
  percentage of the Fund's assets
  may be invested in a limited
  number of issuers; therefore,
  its performance may be more
  vulnerable to changes in the
  market value of a single issuer
  or a group of issuers.

- The Global 50 Fund and the Focus
  Fund invest in a relatively
  small number of stocks. If
  these stocks underperform the
  general market, the Fund could
  underperform more diversified
  funds

- Adverse market conditions may
  from time to time cause each
  Fund to take temporary
  defensive positions that are
  inconsistent with its principal
  investment strategies and may
  hinder each Fund from achieving
  its investment objective

FOREIGN INVESTMENTS

- Currency exchange rate movements         - Favorable exchange rate                    - The Fund actively manages the
  could reduce gains or create               involvements could generate                  currency exposure of its
  losses                                     gains or reduce losses                       foreign investments relative to
                                                                                          its benchmark, and may hedge
- The Fund could lose money                - Foreign investments, which                   back into the U.S. dollar from
  because of foreign government              represent a major portion of                 time to time (see also
  actions, political instability             the world's securities, offer                "Derivatives")
  or lack of adequate and                    attractive potential
  accurate information                       performance and opportunities
                                             for diversification
- Investment risks tend to be higher
  in emerging markets. These markets       - Emerging markets can offer
  also present higher liquidity and          higher returns
  valuation risks

POTENTIAL RISKS                            POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD

MANAGEMENT CHOICES
- A Fund could underperform its            - A Fund could outperform its                 - The advisers focus their active
  benchmark due to its securities            benchmark due to these same                   management on securities
  and asset asset allocation                 choices                                       selection, the area where it
  choices                                                                                  believes its commitment to
                                                                                           research can most enhance
                                                                                           returns

FOREIGN CURRENCIES

- Currency exchange rate movements         - Favorable exchange rate movements          - The Global 50 Fund actively
  could reduce gains or create losses        could generate gains or reduce               manages the currency exposure
                                             losses                                       of its foreign investments and
- Currency risks tend to be higher in                                                     may hedge a portion of its
  emerging markets                                                                        foreign currency exposure into
                                                                                          the U.S. dollar or other
                                                                                          currencies which the Advisor
                                                                                          deems more attractive (see also
                                                                                          "Derivatives")

SECURITIES LENDING

- When each Fund lends a security,         - Each Fund may enhance income               - The advisers maintain a list of
  there is a risk that the loaned            through the investment of the                approved borrowers
  securities may not be returned if          collateral received from the
  the borrower defaults                      borrower
                                                                                        - Each Fund receives collateral
- The collateral will be subject                                                          equal to at least 100% of the
  to the risks of the securities                                                          current value of securities
  in which it is invested                                                                 loaned

                                                                                        - The lending agents indemnify the
                                                                                          Fund against borrower default

                                                                                        - The adviser's collateral
                                                                                          investment guidelines limit the
                                                                                          quality and duration of collateral
                                                                                          investment to minimize losses

                                                                                        - Upon recall, the borrower must
                                                                                          return the securities loaned
                                                                                          within the normal settlement
                                                                                          period

DERIVATIVES

- Derivatives such as futures,             - Hedges that correlate well with            - Each Fund uses derivatives, such
  options, swaps, and forward                underlying positions can reduce              as futures, options, swaps, and
  foreign currency contracts(1)              or eliminate losses at low cost              forward foreign currency
  that are used for hedging the                                                           contracts, for hedging and for
  portfolio or specific                                                                   risk management (i.e., to
  securities may not fully offset          - A Fund could make money and                  establish or adjust exposure to
  the underlying positions and               protect against losses if the                particular securities, markets
  this could result in losses to             investment analysis proves                   or currencies) The Focus Fund,
  a Fund that would not have                 correct                                      the H&Q IPO & Emerging Company
  otherwise occurred                                                                      Fund and the H&Q Technology
                                           - Derivatives that involve leverage            Fund also use derivatives to
- Derivatives used for risk                  could generate substantial gains             increase the Funds' income
  management may not have the                at low cost
  intended effects and may                                                              - Each Fund only establishes
  result in losses or missed                                                              hedges that it expects will be
  opportunities                                                                           highly correlated with underlying
                                                                                          positions
- The counterparty to a derivatives
  contract could default                                                                - While each Fund may use
                                                                                          derivatives that incidentally
- Derivatives that involve leverage                                                       involve leverage, it does not
  could magnify losses                                                                    use them for the specific
                                                                                          purpose of leveraging its
- Certain types of derivatives                                                            portfolio
  involve costs to a Fund which
  can reduce returns

POTENTIAL RISKS                            POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD

ILLIQUID HOLDINGS

- Each Fund could have difficulty          - These holdings may offer more              - The Funds may not invest more
  valuing these holdings precisely           attractive yields or potential               than 15% of net assets in
                                             growth than comparable widely                illiquid holdings
- Each Fund could be unable to               traded securities
  sell these holdings at the time                                                       - To maintain adequate liquidity,
  or price it desired                                                                     each Fund may hold
                                                                                          investment-grade short-term
                                                                                          securities (including
                                                                                          repurchase agreements and
                                                                                          reverse repurchase agreements)
                                                                                          and may borrow from banks up to
                                                                                          33 1/3% of the value of its
                                                                                          total assets


WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities              - Each Fund can take advantage               - Each Fund uses segregates liquid
  before issue or for delayed                of attractive transaction                    assets to offset leverage risk
  delivery, it could be exposed              opportunities
  to leverage risk if it does not
  segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise            - Each Fund could realize gains              - The Funds generally avoid
  each Fund's brokerage and                  in a short period of time                    short-term trading, except to
  related costs                                                                           take advantage of attractive or
                                           - Each Fund could protect against              unexpected opportunities or to
- Increased short-term capital               losses if a stock is overvalued              meet demands generated by
  gains distributions could                  and its value later falls                    shareholder activity
  raise shareholders' income
  tax liability

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund's financial performance since shares were first offered. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Class A share, one Class B share and one Class C share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders which are incorporated by reference into the SAI. Shareholders may obtain a copy of these annual reports by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited except as noted, by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

JPMORGAN GLOBAL 50 FUND^

                                                                                   CLASS A           CLASS B           CLASS C
                                                                               --------------------------------------------------
                                                                                 4/16/01**         4/16/01**            4/16/01**
                                                                                   THROUGH           THROUGH              THROUGH
                                                                                   4/30/01           4/30/01              4/30/01
PER SHARE OPERATING PERFORMANCE                                                (UNAUDITED)       (UNAUDITED)          (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $14.09            $14.09               $14.09
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                              --                --                   --

     Net gains or losses in securities (both realized and unrealized)                 0.54              0.54                 0.54
                                                                                ----------        ----------           ----------

     Total from investment operations                                                 0.54              0.54                 0.54

   Distributions to shareholders from:

     Dividends from net investment income                                               --                --                   --

     Distributions from capital gains                                                   --                --                   --
                                                                                ----------        ----------           ----------

     Total dividends and distributions                                                  --                --                   --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $14.63            $14.63               $14.63
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                     3.83%             3.83%                3.83%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                               $11               $11                  $11
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS #:
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                             1.75%             2.25%                2.25%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                0.75%             0.25%                0.25%
---------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                                  145.09%^^         145.61%^^            145.61%^^
---------------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                                   (142.59%)^^       (143.11%)^^          (143.11%)^^
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                                               70%               70%                  70%
---------------------------------------------------------------------------------------------------------------------------------

**   Commencement of offering of class of shares.
(1) Total Return figures do not include the effect of any front-end or deferred sales load.
 #   Short periods have been annualized.
^^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
 ^   Formerly J.P. Morgan Global 50 Fund
 *   Not annualized.

JPMORGAN GLOBAL HEALTHCARE FUND^

                                                                               CLASS A                CLASS B            CLASS C
                                                                             ----------------------------------------------------
                                                                              4/16/01**              4/16/01**          4/16/01**
                                                                                THROUGH                 THROUGH           THROUGH
                                                                                4/30/01                 4/30/01           4/30/01
PER SHARE OPERATING PERFORMANCE                                             (UNAUDITED)             (UNAUDITED)       (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                             $13.64                  $13.64            $13.64
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                       (0.01)                  (0.01)            (0.01)

     Net gains or losses in securities (both realized and unrealized)              0.37                    0.37              0.37
                                                                             ----------              ----------        ----------

     Total from investment operations                                              0.36                    0.36              0.36

   Distributions to shareholders from:

     Dividends from net investment income                                            --                      --                --

     Distributions from capital gains                                                --                      --                --
                                                                             ----------              ----------        ----------

     Total dividends and distributions                                               --                      --                --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $14.00                  $14.00            $14.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                  2.64%                   2.64%             2.64%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                            $10                     $10               $10
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS #:
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.75%                   2.25%             2.25%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           (1.22%)                 (1.72%)           (1.72%)
---------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                               148.06%^^               148.58%^^         148.58%^^
---------------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                                (146.63%)^^             (148.05%)^^       (148.05%)^^
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                                            25%                     25%               25%
---------------------------------------------------------------------------------------------------------------------------------

 *  Commencement of operations.
**  Commencement of offering of class of shares.
(1) Total Return figures do not include the effect of any front-end or deferred sales load.
#   Short periods have been annualized.
^^ Due to size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
^   Formerly J.P. Morgan Global Healthcare Fund
*   Not annualized.

JPMORGAN FOCUS FUND^


                                                                  CLASS A                                    CLASS B
                                             ---------------------------------------------------------------------------------------
                                                11/01/00                                   11/01/00
                                                 THROUGH      YEAR      YEAR   6/30/98*     THROUGH       YEAR       YEAR  6/30/98*
                                                 4/30/01     ENDED     ENDED   THROUGH      4/30/01      ENDED      ENDED   THROUGH
PER SHARE OPERATING PERFORMANCE              (UNAUDITED)  10/31/00  10/31/99  10/31/98  (UNAUDITED)   10/31/00   10/31/99  10/31/98
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period               $9.92     $9.83     $9.40    $10.00        $9.79      $9.77      $9.38    $10.00
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                        (0.06)    (0.08)     0.01@      0.01       (0.10)     (0.12)    (0.05)@       --

     Net gains or losses in securities
        (both realized and unrealized)            (2.72)      0.17      0.43    (0.61)       (2.66)       0.14       0.44    (0.62)
                                                 ------     ------    ------   ------       ------      ------     ------   ------

     Total from investment operations             (2.78)      0.09      0.44    (0.60)       (2.76)       0.02       0.39    (0.62)

   Distributions to shareholders from:

     Dividends from net investment income            --         --      0.01        --           --         --          --      --

     Distributions from capital gains                --         --        --        --           --         --          --      --
                                                 ------     ------    ------    ------       ------     ------      ------  ------

     Total dividends and distributions               --         --      0.01        --           --         --          --      --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $7.14      $9.92     $9.83     $9.40        $7.03      $9.79      $9.77     $9.38
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                 28.02%      0.92%     4.67%   (6.00%)       28.19%      0.20%      4.16%   (6.20%)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)             $10        $20       $17       $18          $16        $28        $22       $18
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------------
Expenses                                          1.25%      1.25%     1.25%     1.25%        1.85%      1.85%      1.84%     1.85%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                           (0.70%)    (0.69%)     0.07%     0.48%      (1.30%)    (1.29%)    (0.51%)   (0.15%)
-----------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements
  and earnings credits                            1.64%      1.70%     1.81%     2.05%        2.14%      2.20%      2.30%     2.54%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers,
  reimbursements and earnings credits           (1.09%)    (1.14%)   (0.49%)   (0.32%)      (1.59%)    (1.64%)    (0.97%)   (0.84%)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                           111%       124%      173%       33%         111%       124%       173%       33%
-----------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
@    Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^    Formerly Chase Vista Focus Fund
#    Short periods have been annualized.
*    Not annualized.

                                                                                                 CLASS C
                                                                            --------------------------------------------------------
                                                                               11/01/00
                                                                                THROUGH        YEAR        YEAR    6/30/98*
                                                                                4/30/01       ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE                                             (UNAUDITED)    10/31/00    10/31/99    10/31/98
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $9.79       $9.76       $9.38      $10.00
---------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                       (0.08)      (0.14)     (0.05)@          --

     Net gains or losses in securities (both realized and unrealized)            (2.68)        0.17        0.43      (0.62)
                                                                                -------     -------     -------     -------

     Total from investment operations                                            (2.76)        0.03        0.38      (0.62)

   Distributions to shareholders from:

     Dividends from net investment income                                           --           --          --          --

     Distributions from capital gains                                               --           --          --          --
                                                                                -------     -------     -------     -------

     Total dividends and distributions                                              --           --          --          --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $7.03       $9.79       $9.76       $9.38
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                 28.19%       0.31%       4.05%     (6.20%)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                              $5          $7          $7          $4
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.85%       1.85%       1.84%       1.85%
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           (1.30%)     (1.29%)     (0.55%)     (0.14%)
---------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     2.14%       2.20%       2.29%       2.55%
---------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits      (1.59%)     (1.64%)     (1.00%)     (0.84%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                                           111%        124%        173%         33%
---------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
@    Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#    Short periods have been annualized.
+    Amounts round to less than one million.
^^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
^    Formerly Chase Vista Focus Fund
*    Not annualized.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND

                                                                            CLASS A                         CLASS B
                                                                 ------------------------------------------------------------
                                                                    10/01/00                       10/01/00
                                                                     THROUGH     10/29/99**          THROUGH       10/29/99**
                                                                     3/31/01        THROUGH          3/31/01          THROUGH
PER SHARE OPERATING PERFORMANCE:                                 (UNAUDITED)        9/30/00      (UNAUDITED)          9/30/00
-----------------------------------------------------------------------------------------------------------------------------
Net asset value--beginning of period                                  $12.51         $10.00           $12.43           $10.00
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment loss                                               (.03)          (.09)            (.06)            (.17)

     Realized and unrealized gain (loss) on investments--net          (7.03)           2.60           (6.97)             2.60
                                                                   ---------      ---------        ---------        ---------

     Total from investment operations                                 (7.06)           2.51           (7.03)             2.43

   Less distributions:

     Distributions from net investment income*                            --             --               --               --

     Distributions from capital gains                                  (.16)            --*            (.16)              --*
                                                                   ---------      ---------        ---------        ---------

     Total distributions                                               (.16)             --            (.16)               --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $5.29         $12.51           $ 5.24           $12.43
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     (56.77%)         25.12%         (56.91%)           24.31%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
Expenses--net                                                          1.36%          1.16%            2.01%            1.86%
-----------------------------------------------------------------------------------------------------------------------------
Expenses before waiver                                                 1.36%          1.20%            2.01%            1.91%
-----------------------------------------------------------------------------------------------------------------------------
Investment loss--net                                                  (.55%)         (.68%)          (1.21%)          (1.38%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               62.27%        146.63%           62.27%          146.63%
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of the period (000's)                               $136,882        $33,375         $  7,893        $  24,854
-----------------------------------------------------------------------------------------------------------------------------

**   Commencement of operations.
(1) Total return figures do not include the effect of any front end sales load (not annualized).
#    Annualized.
*    Amounts are less than $.01 per share.

JPMORGAN H&Q TECHNOLOGY FUND^

                                                                        CLASS A              CLASS B                  CLASS C
                                                              ----------------------------------------------------------------------
                                                                 11/01/00               11/01/00                11/01/00
                                                                  THROUGH  9/20/00*      THROUGH   9/20/00*      THROUGH   9/20/00*
                                                                  4/30/01   THROUGH      4/30/01    THROUGH      4/30/01    THROUGH
PER SHARE OPERATING PERFORMANCE:                              (UNAUDITED)  10/31/00  (UNAUDITED)   10/31/00  (UNAUDITED)   10/31/00
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $8.17    $10.00        $8.16     $10.00        $8.17     $10.00
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment loss                                           (0.04)        --       (0.05)     (0.01)       (0.05)     (0.01)
     Net losses on investments (both realized and unrealized)      (4.85)    (1.83)       (4.84)     (1.83)       (4.85)     (1.82)
                                                                 -------   -------      -------    -------      -------    -------
     Total from investment operations                              (4.89)    (1.83)       (4.89)     (1.84)       (4.90)     (1.83)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $3.28     $8.17        $3.27      $8.16        $3.27      $8.17
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                 (59.85%)  (18.30%)     (59.93%)   (18.40%)     (59.98%)   (18.30%)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                   $7        $6           $2         $5           $1         $1
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                            1.85%     1.83%        2.36%      2.33%        2.35%      2.34%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                             (1.61%)   (0.71%)      (2.11%)    (1.21%)      (2.11%)    (1.22%)
-----------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements                            3.27%     3.22%        3.77%      3.72%        3.77%      3.73%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements          (3.03%)   (2.10%)      (3.52%)    (2.60%)      (3.53%)    (2.61%)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                              27%        0%          27%         0%          27%         0%
-----------------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^     Formerly Chase Fleming H&Q Technology Fund.
#     Short periods have been annualized.
*     Not annualized.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105-9392

If you buy your shares through an institution, contact that institution directly for more information. You can also find information online at www.JPMorganFunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File Nos. are as follows:

Global 50 and Global
Healthcare Funds...........811-07795
Focus Fund..................811-5151
H&Q IPO & Emerging
Company Fund................811-5526
H&Q Technology Fund.........811-5151



                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039



           (C) 2001 JPMorgan Chase & Co. All Rights Reserved March 2001

                                                                        rhp 5026

The information in this SAI is not complete and may be changed. This SAI and the accompanying prospectus are not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.


                                             Statement of Additional Information
                                                                September , 2001
                                      Subject to Completion, dated July 31, 2001


                                J.P. MORGAN FUNDS

                          MUTUAL FUND INVESTMENT TRUST

                                  BALANCED FUND
                                CORE EQUITY FUND
                               EQUITY GROWTH FUND
                               EQUITY INCOME FUND

           1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NY 10036

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated September ___, 2001, as amended, offering shares of Balanced Fund, Core Equity Fund, Equity Income Fund, and Equity Growth Fund (collectively the "Equity Funds"). Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. ("JPFD"), the Funds' distributor (the "Distributor"), at the above-listed address.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

            For more information about your account, simply call or write the J.P. Morgan Funds Service Center at:


Select, Classes A, B and C Shares:                Institutional Shares:

J.P. Morgan Funds Service Center                  J.P. Morgan Institutional
210 West 10th Street, 8th floor                   Funds Service Center
 Kansas City, MO 64121-9392                       500 Stanton Christiana Road
                                                  Newark, Delaware 19713
1-800-348-4782
                                                  1-800-766-7722

                                TABLE OF CONTENTS

                                                                       PAGE

THE FUNDS                                                                      1
INVESTMENT POLICIES AND RESTRICTIONS                                           1
PERFORMANCE INFORMATION                                                       19
PURCHASES, REDEMPTIONS AND EXCHANGES                                          25
TAX MATTERS                                                                   30
MANAGEMENT OF THE TRUSTS AND THE FUNDS                                        34
INDEPENDENT ACCOUNTANTS                                                       42
CERTAIN REGULATORY MATTERS                                                    42
GENERAL INFORMATION                                                           43
APPENDIX A -- DESCRIPTION OF CERTAIN OBLIGATIONS ISSUED OR GUARANTEED BY
 U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES                               A-1

THE FUNDS

           Mutual Fund Investment Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on September 23, 1997. The Trust presently consists of 7 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information ("SAI") as the "Shares."

           As of the date of this SAI, the Institutional Class shares of Balanced Fund, Core Equity, Equity Growth Fund and Equity Income Fund will be renamed Select Class.

           Prior to the date of this SAI, the Core Equity Fund and Equity Growth Fund operated under a master/feeder fund structure. Under this structure, each of these Funds sought to achieve its investment objective by investing all of its investable assets in an open-end management investment company which has the same investment objective as that Fund. Core Equity Fund and Equity Growth Fund invested in the Core Equity Portfolio and the Equity Growth Portfolio, respectively. Core Equity Portfolio and Equity Growth Portfolio are hereafter collectively referred to as the "Portfolios". Core Equity Portfolio and Equity Growth Portfolio were separate series of Mutual Fund Master Investment Trust (the "Master Trust", and with the Trust, the "Trusts"), an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts.

           Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

NEW NAME                                                    FORMER NAME

J.P. Morgan Balanced Fund (Balanced Fund)              Chase Balanced Fund
J.P. Morgan Core Equity Fund (Core Equity Fund)        Chase Core Equity Fund
J.P. Morgan Equity Growth Fund (Equity Growth Fund)    Chase Equity Growth Fund
J.P. Morgan Equity Income Fund (Equity Income Fund)    Chase Equity Income Fund

           Effective after the close of business on February 16, 2001, Investor Class and Premier Class shares of Balanced Fund, Core Equity Fund, Equity Growth Fund and Equity Income Fund were renamed Class A and Institutional Class shares, respectively.

           Effective January 1, 1998, the Balanced, Equity Income, Core Equity and Equity Growth Funds of the AVESTA Trust, a collective investment trust, were converted and redomiciled into the corresponding portfolios of the Trust (the "Avesta Conversion").

           The Boards of Trustees of the Trust provide broad supervision over the affairs of the Trusts including the Funds. The J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM(USA)) is the investment adviser for the Funds. The Chase Manhattan Bank serves as the Trusts' administrator (the "Administrator") and supervises the overall administration of the Trust and the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser.

INVESTMENT POLICIES AND RESTRICTIONS

           The following discussion supplements the information in the Prospectuses regarding the investment objective and policies for the Funds.

U.S. GOVERNMENT SECURITIES. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

           In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

           BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the adviser to meet comparable credit standing criteria.

           Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

           Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

           DEPOSITARY RECEIPTS. A Fund will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying security to no more than 5% of the value of its net assets (at the time of investment). A purchaser of an unsponsored Depositary Receipt may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

           ECU OBLIGATIONS. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities.

           SUPRANATIONAL OBLIGATIONS. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

           CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

            EQUITY SECURITIES. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

           The convertible securities in which the Funds may invest include any debt securities or preferred stock, which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

           The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

            WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

           COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

           REPURCHASE AGREEMENTS. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

           FORWARD COMMITMENTS. The Funds may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash or liquid securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

           Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

           To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

           FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

           The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

           The securities in which certain Funds may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

           A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the participation certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

           The adviser have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

            Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

           The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment.

           INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

           The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting each Fund to invest its uninvested cash in any of the following affiliated money market funds or their successors: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

           REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. Each Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

           ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. Each Fund may invest in stripped obligations where the underlying obligations are backed by the full faith and credit of the U.S. government.

           The Balanced Fund may invest in zero coupon obligations issued by governmental and private issuers. Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended (the "Code"), investments by a Fund in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

           Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

           The Balanced Fund may invest in payment-in-kind obligations. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

           ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

           One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the adviser the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and
Section 4(2) paper.

           STAND-BY COMMITMENTS. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed-upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.

           Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

           SECURITIES LOANS. To the extent specified in its Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans justifies the risk.

           REAL ESTATE INVESTMENT TRUSTS. Certain Funds may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

           INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

           Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position; second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

           Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of cash or other liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

           The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the adviser to forecast interest rates and other economic factors correctly. If the adviser inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

           Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

           RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which a Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its adviser to forecast these factors correctly. Inaccurate forecasts may expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The adviser may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.

           Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

           Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

           SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.

           OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. A Fund may purchase, sell or exercise call and put options on (i) securities, (ii) securities indexes, and (iii) debt instruments. Specifically, each Fund may (i) purchase, write and exercise call and put options on securities and securities indices (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Balanced Fund may (i) employ interest rate contracts and (ii) purchase and sell mortgage-backed and asset-backed securities.

           Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

           One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

           In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

           If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

           FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

           The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

           Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

           When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

           Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

           FORWARD CONTRACTS. A Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

           Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

           A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

           A Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

           INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

           The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

           A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the adviser anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its adviser believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

           The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

           A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

           MORTGAGE-RELATED SECURITIES. A Fund may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

           The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security.

           A Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.

           CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

           REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

           The adviser expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds may consider making investments in such new types of mortgage-related securities.

           DOLLAR ROLLS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll," it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered senior securities. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

           ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The adviser expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables-SM-" or "CARS-SM-" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the adviser will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

           STRUCTURED PRODUCTS. A Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

           A Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

           Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which an Income Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

           Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

           ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

           When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

           In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

INVESTMENT RESTRICTIONS

           The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this SAI, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of a Fund.

           Each Fund may not:

           (1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

           (2) make loans to other persons, in accordance with a Fund's investment objectives and policies and to the extent permitted by applicable law;

           (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction.

           (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

           (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

           (6) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

           (7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

           In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above. For purposes of investment restriction (3) above, the Money Market Funds may invest more than 25% of their respective total assets in obligations issued by banks, including foreign branches of U.S. banks where the investment risk of investing in the foreign branch is the same as that of investing in the U.S. parent, in that the U.S. parent would be unconditionally liable in the event the foreign branch failed to pay on its instruments for any reason.

           In addition, each Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

           (1) Each Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

           (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund.

           (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

           (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

           (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

           (6) Except as specified above, each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

           For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

           In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of shares in the state involved.

           If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

           Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser to such Fund and who is appointed and supervised by senior officers of such adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the adviser in a similar capacity.

           The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the adviser will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its adviser believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.

           The Funds' and Portfolios' portfolio turnover rates for the three most recent fiscal years were as follows:

                                                  YEAR ENDED                 YEAR ENDED                YEAR ENDED
                                                   12/31/98                   12/31/99                  12/31/00
Balanced Fund                                         58%                        45%                      134%
Core Equity Fund                                      32%                        11%*                     N/A
Equity Growth Fund                                    35%                        15%*                     N/A
Equity Income Fund                                     3%                        16%                       15%
Core Equity Portfolio                                N/A                          6%***                    37%
Equity Growth Portfolio                              N/A                          1%***                    58%

* The portfolio turnover for fiscal year 1999 was calculated from January 1, 1999 to August 11, 1999. For the period August 11, 1999 to the date of this SAI, Core Equity Fund and Equity Growth Fund invested all of their investable assets in Core Equity Portfolio and Equity Growth Portfolio, respectively.

** The portfolio turnover for fiscal year 1999 was calculated from July 1, 1999 (commencement of operations) to December 31, 1999.

*** The portfolio turnover for fiscal year 1999 was calculated from August 12, 1999 (commencement of operations) to December 31, 1999.

           Under the advisory agreement, the adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser considers all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

           Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the adviser. At present, no other recapture arrangements are in effect.

           Under the advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

           The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser, the adviser would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

           In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

           The Funds and Portfolios paid brokerage commissions for the three most recent fiscal years as follows:

                                                  YEAR ENDED                 YEAR ENDED                YEAR ENDED
                                                   12/31/98                   12/31/99                  12/31/00
Balanced Fund                                       $28,076                  $32,417                    $88,364
Core Equity Fund                                     73,487                   81,691*                       N/A
Equity Growth Fund                                  155,024                   83,170*                       N/A
Equity Income Fund                                   34,168                   75,480                    104,847
Core Equity Portfolio                                   N/A                   47,626***                 203,067
Equity Growth Portfolio                                 N/A                    2,409***                 313,963

* Represents brokerage commissions paid for the period January 1, 1999 through August 11, 1999. For the period August 11, 1999, Core Equity Fund and Equity Growth Fund invested all of their investable assets in Core Equity Portfolio and Equity Growth Portfolio, respectively.

** Represents brokerage commissions paid for the period July 1, 1999 (commencement of operations) through December 31, 1999.

*** Represents brokerage commissions paid for the period August 12, 1999 (commencement of operations) through December 31, 1999.

           No portfolio transactions are executed with the adviser or with any affiliate of the adviser, acting either as principal or as broker.

PERFORMANCE INFORMATION

           From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the S&P 400 Mid Cap Index, the S&P 600 Small Cap Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

           A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter period.

           Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The adviser, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares).

           Each Fund presents performance information for each class since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class. Historical expenses reflected in performance information are based upon the distribution and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

           In connection with the Avesta Conversion, each of the Balanced, Core Equity, Equity Growth and Equity Income Funds of the Trust was established to receive the assets of the corresponding investment portfolio of the AVESTA Trust, a collective investment trust organized under Texas law. Performance results presented for each class of the J.P. Morgan Funds include the performance of the corresponding investment portfolio of the AVESTA Trust for periods prior to the consummation of the Avesta Conversion. Accordingly, for periods prior to January 1, 1998, the performance results for each class of a Fund will be identical.

           Advertising or communications to shareholders may contain the views of the adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

           Advertisements for the J.P. Morgan Funds may include references to the asset size of other financial products made available by Chase or its affiliates, such as the offshore assets of other funds.

TOTAL RATE OF RETURN

           A Fund's or class's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

AVERAGE ANNUAL TOTAL RETURNS(1)
(EXCLUDING SALES CHARGES)

           The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending December 31, 2000, and in the case of the Core Equity Fund for the period from commencement of business operations to December 31, 2000 were as follows:

                                                                                                   Date of              Date of
                                 One               Five              Ten           Since            Fund                 Class
        Fund                     Year             Years             Years        Inception        Inception           Introduction
Balanced Fund                                                                                      3/29/88
A Shares(2)(3)                 -2.80%            13.78%            12.33%                                               10/16/98
B Shares(2)                    -2.80%            13.78%            12.33%                                               2/16/01
C Shares(2)                    -2.80%            13.78%            12.33%                                               2/16/01
Institutional
Shares(2)(3)                   -2.55%            13.91%            12.40%                                               3/29/98
Core Equity Fund                                                                                   4/1/93
A Shares(2)(3)                 -12.19%           18.32%            N/A             15.30%                               9/10/98
B Shares(2)                    -12.19%           18.32%            N/A             15.30%                               2/16/01
C Shares(2)                    -12.19%           18.32%            N/A             15.30%                               2/16/01
Institutional Shares(3)        -11.99%           18.46%            N/A             15.39%                               4/1/93
Equity Growth Fund                                                                                 3/29/88
A Shares(2)(3)                 -23.85%           18.52%            15.39%                                               8/13/98
B Shares(2)                    -23.85%           18.52%            15.39%                                               2/16/01
C Shares(2)                    -23.85%           18.52%            15.39%                                               2/16/01
Institutional Shares(3)        -23.65%           18.67%            15.47%                                               3/29/88
Equity Income Fund                                                                                 3/29/88
A Shares(2)(3)                 -4.09%            16.06%            14.70%                                               8/24/98
B Shares(2)                    -4.09%            16.06%            14.70%                                               2/16/01
C Shares(2)                    -4.09%            16.06%            14.70%                                               2/16/01
Institutional Shares(3)        -3.85%            16.21%            14.77%                                               3/29/88

(1) The ongoing fees and expenses borne by Class B and C Shares are greater than those borne by Class A Shares; the ongoing fees and expenses borne by a Fund's Class A, B, and C Shares are greater than those borne by the Fund's Institutional Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectuses disclose the extent of any agreements to waive fees and/or reimburse expenses. Performance presented in the table above and in each table that follows for each class of these Funds includes the performance of their respective predecessor funds for periods prior to the consummation of the Avesta Conversion. Performance presented for each class of each of these Funds is based on the historical expenses and performance of a single class of shares of its predecessor fund and does not reflect the current distribution, service and/or other expenses that an investor would incur as a holder of such class of such Fund. Date of Fund inception shown for these Funds is the date of inception of their respective predecessor funds. These Funds commenced operations as part of the Trust on January 1, 1998. The predecessor funds (unlike the J.P. Morgan Funds and other investment companies) were not required to comply with the diversification, distribution and other requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Had the predecessor funds been subject to such requirements, their investment performance might have been adversely affected.

(2) Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and does not reflect the distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

(3) Class A Shares and Institutional Class Shares were formerly known as Investor Class Shares and Premier Class Shares, respectively.

                         AVERAGE ANNUAL TOTAL RETURNS(*)
                            (INCLUDING SALES CHARGES)

           With the current maximum respective sales charges of 5.75% for A shares, and the current applicable CDSC for B and C Shares for each period length, reflected, the average annual total rate of return figures would be as follows:


                                          ONE               FIVE               TEN           SINCE
FUND                                      YEAR              YEARS              YEARS       INCEPTION
Balanced Fund
  A Shares                               -8.40%             12.43%            11.67%
  B Shares                               -6.73%             13.53%            12.33%
  C Shares                               -3.59%             13.78%            12.33%
Core Equity Fund
  A Shares                              -17.23%             16.93%            N/A            14.42%
  B Shares                              -16.28%             18.12%            N/A            15.30%
  C Shares                              -13.01%             18.32%            N/A            15.30%
Equity Growth Fund
  A Shares                              -28.23%             17.12%            14.71%
  B Shares                              -27.03%             18.31%            15.39%
  C Shares                              -24.49%             18.52%            15.39%
Equity Income Fund
  A Shares                               -9.60%             14.69%            14.02%
  B Shares                               -7.64%             15.84%            14.70%
  C Shares                               -4.80%             16.06%            14.70%

(*) See the notes to the preceding table.

           The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

YIELD QUOTATIONS

           Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.

           The SEC yields of the Funds for the thirty day period ended December 31, 2000 were as follows:

                                         CLASS A                      INSTITUTIONAL


                                       22

Balanced Fund                             2.37%                         2.66%
Core Equity Fund                          0.95%                         1.22%
Equity Growth Fund                        0.00%                         0.00%
Equity Income Fund                        0.75%                         1.07%

           Class A Shares and Institutional Class Shares were formerly known as Investor Class Shares and Premier Class Shares, respectively. Yields are not presented for Class B and Class C Shares which were introduced on February 16, 2001.

                      NON-STANDARDIZED PERFORMANCE RESULTS*
                            (EXCLUDING SALES CHARGES)

           The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds, including the predecessor common trust funds, (excluding the effects of any applicable sale charges) for the ten-year period ending December 31, 2000, or in the case of the Core Equity Fund for the period from commencement of business operations to December 31, 2000. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                                                                       DATE OF
                                                    TOTAL              FUND
                                                    VALUE              INCEPTION
Balanced Fund                                                           3/29/88
  A Shares                                         $31,980
  B Shares                                          31,980
  C Shares                                          31,980
  Institutional Shares                              32,173
Core Equity Fund                                                         4/1/93
  A Shares                                          30,165
  B Shares                                          30,165
  C Shares                                          30,165
  Institutional Shares                              30,342
Equity Growth Fund                                                      3/29/88
  A Shares                                          41,860
  B Shares                                          41,860
  C Shares                                          41,860
  Institutional Shares                              42,128
Equity Income Fund                                                      3/29/88
  A Shares                                          39,406
  B Shares                                          39,406
  C Shares                                          39,406
  Institutional Shares                              39,651

* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from December 31, 1990, or since the Fund's inception, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                      NON-STANDARDIZED PERFORMANCE RESULTS*
                            (INCLUDING SALES CHARGES)

           With the current maximum respective sales charges of 5.75% for A shares, and the current applicable CDSC for B and C Shares, the total value for the same periods would be as follows:

                                                                        DATE OF
                                                   TOTAL                 FUND
                                                   VALUE               INCEPTION
                                                   -----               ---------
Balanced Fund                                                           3/29/88
  A Shares                                         $30,145
  B Shares                                          31,980
  C Shares                                          31,980
Core Equity Fund                                                        4/1/93
  A Shares                                          28,430
  B Shares                                          30,165
  C Shares                                          30,165
Equity Growth Fund                                                      3/29/88
  A Shares                                          39,459
  B Shares                                          41,860
  C Shares                                          41,860
Equity Income Fund                                                      3/29/88
  A Shares                                          37,146
  B Shares                                          39,406
  C Shares                                          39,406

* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from December 31, 1990, or since the Fund's inception, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

DETERMINATION OF NET ASSET VALUE

           As of the date of this SAI, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

           Each Fund calculates its net asset value ("NAV") once each day at the close of regular trading on the New York Stock Exchange. Equity securities in a Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.

           Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

           Bonds and other fixed income securities, (other than short-term obligations) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, compound rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

           Interest income on long-term obligations in a Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

PURCHASES, REDEMPTIONS AND EXCHANGES

           The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

           Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

           Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

           Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

           The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of your purchase. The Fund receives the NAV. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

           The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                                                              Amount of sales
                                                                                              charge reallowed
                                                                                              to dealers as a
              Amount of transaction at                     Sales charge as a                   percentage of
                 Offering price ($)                          Percentage of:                    offering price
                                               Offering                     Net amount
                                                price                        invested
Under 100,000                                    5.75                          6.10                5.00
100,000 but under 250,000                        3.75                          3.90                3.25
250,000 but under 500,000                        2.50                          2.56                2.25
500,000 but under 1,000,000                      2.00                          2.04                1.75

           There is no initial sales charge on purchases of Class A shares of $1 million or more.

           The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

           The broker-dealer allocation for Funds with a 4.50% sales charge on Class A shares is set forth below:

                                                                                                        Amount of sales charge
           Amount of transaction at                             Sales charge as a                      reallowed to dealers as a
              Offering price ($)                                  Percentage of:                     percentage of offering price
                                                    Offering price         Net amount invested
Under 100,000                                          4.50                      4.71                          4.00
00,000 but under 250,000                               13.75                     3.90                          3.25
250,000 but under 500,000                              2.50                      2.56                          2.25
500,000 but under 1,000,000                            2.00                      2.04                          1.75

           There is no initial sales charge on purchases of Class A shares of $1 million or more.

           The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

           There is no initial sales charge on purchases of Class A shares of $1 million or more.

           Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any J.P. Morgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

           The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

           Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or
(ii) cost of any shares acquired and still held in the Fund, or any other J.P. Morgan fund excluding any J.P. Morgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

           An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

           A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

           Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any J.P. Morgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the J.P. Morgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

           The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

           The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.

           Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

           A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

           Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the J.P. Morgan Funds Service Center for details about J.P. Morgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-J.P. Morgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

           Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both J.P. Morgan and non-J.P. Morgan mutual funds. The money that is invested in J.P. Morgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

           No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

           Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

           Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

           Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the J.P. Morgan Funds Service Center.

           A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of J.P. Morgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the J.P. Morgan Funds.

           Shareholders of record of any J.P. Morgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any J.P. Morgan Fund, provided there is no change in account registration.

    Shareholders of other J.P. Morgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

           The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

           Investors may incur a fee if they effect transactions through a broker or agent.

TAX MATTERS

           The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

           Each Fund intends to qualify and elect to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Code. If a Fund qualifies as a RIC, such Fund will not be subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes (i) at least 90% of its net investment income for the taxable year, and (ii) in the case of each Tax Free Fund, at least 90% of its net tax-exempt interest income for the taxable year (the "Distribution Requirement").

           In addition to satisfying the Distribution Requirement for each taxable year, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the RIC's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

           In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other
RICs), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

           Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

           If a Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, under recently enacted legislation, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax.

           If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

           A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

           Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

           Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

           If a check representing a Fund distribution is not cashed within a specified period, the J.P. Morgan Funds Service Center will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another J.P. Morgan Fund. If the J.P. Morgan Funds Service Center does not receive his or her election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the J.P. Morgan Funds Service Center sends the investor correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.

           A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

           Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains with respect to capital assets held for more than 12 months. Additionally, beginning after December

31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.

           Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

           Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the Rules of the Code Section 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund.

           For purposes of the Corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

           Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

           Distributions by a Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

           Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

           Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

           A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

           A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

FOREIGN SHAREHOLDERS

           Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

           If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the International Equity Fund's election to treat any foreign taxes paid by it as paid by the shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

           If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. citizens or domestic corporations.

           In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

           The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

STATE AND LOCAL TAX MATTERS

           Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

EFFECT OF FUTURE LEGISLATION

           The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

MANAGEMENT OF THE TRUSTS AND THE FUNDS

TRUSTEES

           The Trustees of the Trust are also the Trustees of each of the Funds, as defined below. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company. His address is 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is ____________________.

ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. His address is 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is
____________________.

ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc. Her address is 1262 Rockrimmon Road, Stamford, CT 06903. His date of birth is __________________________.

MATTHEW HEALEY--Trustee; Former Chief Executive Officer of trusts in the Fund Complex through April 2001, Former Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is __________________.

FERGUS REID, III--Trustee; Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. His address is 202 June Road, Stamford, CT 06903. His date of birth is
_________________________.

JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His address is 3711 Northwind Court, Jupiter, FL 33477. His date of birth is _________________.

LEONARD M. SPALDING--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of the Chase Manhattan Private Bank. His address is 2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is ___________.

H. RICHARD VARTABEDIAN--Trustee; Former President of trusts in the Fund Complex; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of the Chase Manhattan Bank, N.A., 1980-1991. His address is P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is _____________________.

           A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Fund, the J.P. Morgan Institutional Funds, Mutual Fund Group, Fleming Mutual Fund Group, Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Variable Annuity Trust, and Mutual Fund Investment Trust up to and including creating a separate board of trustees.

           Each Trustee is currently paid an annual fee of $___________ (adjusted as of ___________, 2001) for serving as Trustee of the Funds and the trusts listed above. Each is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these Funds.

           Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

                                               Aggregate Trustee                  Pension or                  Total Compensation
                                               Compensation Paid             Retirement Benefits                  From "Fund
                                                  by the Trust                Accrued as Part of               Complex" During
                                                  During 2000                  Fund Expenses**                     2000 (1)
William J. Armstrong, Trustee                         N/A                          $ 41,781                        $131,781
Roland R. Eppley, Jr., Trustee                        N/A                          $ 58,206                        $149,206
Ann Maynard Gray, Trustee                                                            N/A                           $ 75,000
Matthew Healey, Trustee (2)                                                          N/A                           $ 75,000
Fergus Reid, III, Chairman *                          N/A                          $110,091                        $312,841
James J. Schonbachler, Trustee                                                       N/A                           $ 75,000
Leonard M. Spalding, Jr., Trustee [*]                 N/A                          $ 35,335                        $124,335
H. Richard Vartabedian, Trustee                       N/A                          $ 86,791                        $221,141

* Mr. Reid is an "interested person" (as defined in the 1940 Act) of the Trust. [Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co.]

**On February 22, 2001, the Board of Trustees voted to terminate the Retirement
  Plan.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the nominees will serve includes 10 investment companies.

(2) Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

(3)        Total number of investment company boards served on within the Fund
           Complex.

Audit Committee

           The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. ______________________. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.

           Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

Officers

           The Trust's executive officers (listed below), other than the officers who are employees of the Adviser, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

           The officers of the Trust, their business address, principal occupations during the past five years and dates of birth are set forth below.

           MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Mardwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

            VICKY M. HAYES; Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. &
W. Seligman & Co. Her address is 1211 Avenue of the Americas, 41st Floor, New York, NY 10036. Her date of birth is August 23, 1961.

           LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

           ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

           As of the date of this SAI, the officers, Trustees as a group owned less than 1% of the shares of each Fund.

INVESTMENT ADVISER

           J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM (USA) is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM (USA) provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The adviser continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The adviser to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

           Prior to February 28, 2001, The Chase Manhattan Bank was the adviser to the Funds. Chase Fleming Asset Management was the sub-adviser and handled the day to day management of the Funds.

           Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

           Pursuant to the terms of the Advisory Agreement the adviser is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of

Trustees of the Trust, or by the adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

           In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

           JPMFAM (USA) is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company. Also included among JPMFAM (USA) accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM
(USA) is located at 522 Fifth Avenue, New York, New York 10036.

           The table below sets forth for each Fund listed, the advisory fees paid to the Adviser and the fees waived by the Adviser for the fiscal periods indicated.

                                        12/31/98                             12/31/99                         12/31/00
                              Paid                                 Paid                               Paid
                            Accrued            Waived             Accrued              Waived        Accrued             Waived
Balanced Fund               $350,137          132,884             $  635,226          158,258        787,587             64,457
Core Equity Fund (*)        503,400           124,638             613,653             95,747         N/A                 N/A
Equity Growth Fund (*)      912,673           110,212             1,000,139           54,183         N/A                 N/A
Equity Income Fund          737,842           102,058             1,128,251           131,830        1,184,425           46,906

(*) Advisory fees and waived for 1999 are from the period January 1, 1999 through August 11, 1999. For the period August 12, 1999 through December 31, 2001, the Core Equity and Equity Growth Funds operated under a master/feeder fund structure and did not have an investment adviser.

           The table below sets forth for each Portfolio listed, the advisory fees paid to the Adviser and the fees waived by the Adviser for the periods indicated.

                                             12/31/99**                                     12/31/00
                                    Payable             Waived                    Payable                Waived
Core Equity Portfolio               $524,385            $69,918                   $1,845,490             $129,739
Equity Growth                       863,350             34,534                    3,007,286              89,731
Portfolio

(**) Adviser fees and waivers for 1999 are from the period July 1, 1999 (commencement of operations) through December 31, 1999.

ADMINISTRATOR

           Pursuant to separate Administration Agreements (collectively, the "Administration Agreement"), Chase is the administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust or Master

Trust, as the case may be, of all documents required to be filed for compliance by the Trust or Master Trust, as the case may be, with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

           Under the Administration Agreement Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or Master Trust, as the case may be, or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust or Master Trust, as the case may be, on behalf of each Fund, as the case may be, on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Master Trust, as the case may be, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

           In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

           In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of each Fund's average net assets of all non-money market funds in the JPMorgan funds complex plus 0.075% of each Fund's average daily net assets in excess of $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis. Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

           Chase may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

           Under prior arrangements, Chase was paid or accrued the following administration fees for the fiscal years periods indicated:

                                        12/31/98                         12/31/99                          12/31/00
                                Payable          Waived           Payable         Waived            Payable        Waived
Balanced Fund                  $ 46,685           --              $ 84,697      $     --            $105,010      $     --
Core Equity Fund               67,120             --              114,476             --             95,259             --
Core Equity Portfolio(a)       N/A                N/A             34,960              --             123,033            --
Equity Growth Fund             121,688            --              187,150             --             173,408            --
Equity Growth Portfolio(a)     N/A                N/A             57,557              --             200,486            --
Equity Income Fund             98,379             --              150,434             --             157,922            --

(a) Administration fee and waivers for 1999 are from the period August 12, 1999 (commencement of operations) through December 31, 1999.

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

           The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

            In consideration of the service provided by the Shareholder Servicing Agent pursuant to the Shareholder Servicing Agreement, the Shareholder Servicing Agent receives from the Fund a fee of 0.25% for the Select, Class A, Class B and Class C shares and a fee of 0.10% for the Institutional shares, expressed as a percentage of the average daily net asset values of Fund shares. The Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis.

DISTRIBUTION PLAN

           The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of the Investor Class shares of its Funds as described in the Prospectus, which provides such class of the Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectus for Investor Class shares. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.

           Investor Class shares pay a Distribution Fee of up to 0.25% of average daily net assets. Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Investor Class shares maintained in a Fund by such broker-dealers' customers. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Investor Class shares, because of the 0.25% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Investor Class shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Investor Class shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Investor Class shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

           The Investor Class shares are entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

           The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Investor Class shares of such Fund (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

           For the three most recent fiscal years, the Distributor earned distribution fees and voluntarily waived the amounts in parentheses as follows:

                                            12/31/98                             12/31/99                        12/31/00
                                  Payable              Waived          Payable              Waived      Payable             Waived
Balanced Fund A Shares
(formerly Investor Class)           $  7                $  7            $2,933              2,933        $ 4,783            4,783
Core Equity Fund A Shares
(formerly Investor Class)           9                   9               5,263               5,263        20,935             20,935
Equity Growth Fund A Shares
(formerly Investor Class)           511                 511             17,690              17,690       65,631             65,631
Equity Income Fund A Shares         49                  49              3,706               3,706        13,289             13,289
(formerly Investor Class)

DISTRIBUTOR

           J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive distributor. The Distributor holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust dated April 11, 2001, the Distributor receives no compensation in its capacity as the Fund's distributor. The Distributor is a wholly-owned indirect, subsidiary of The BYSIS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

           The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trust's Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.

           The table below sets forth for each Fund the sub-administration fees paid to the Distributor under a prior arrangement for the fiscal periods indicated:

                                    12/31/98                           12/31/99                           12/31/00
                              Payable      Waived              Payable           Waived           Payable          Waived
Balanced Fund                $23,343        $--               $ 42,348          $    --          $ 52,505         $    --
Core Equity Fund              33,560         --                 73,566               --            95,259              --
Equity Growth Fund            60,845         --                120,874               --           173,408              --
Equity Income Fund            49,189         --                 75,217               --            78,961              --

(a) Sub-administration fees and waivers for 1999 are from the period July 1, 1999 (commencement of operations) through December 31, 1999.

TRANSFER AGENT AND CUSTODIAN

           The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

           Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund (except Core Equity Fund and Equity Growth Fund) and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for such Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245.

EXPENSES

           Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

           Chase has agreed that it will reimburse each Fund as described in the Prospectuses, to the extent necessary to maintain each Fund's total operating expenses (excluding interest, taxes, and extraordinary expenses of the Fund) at the following annual rate of the Fund's average daily net assets until September 7, 2002.

Balanced Fund - A                                                  1.250%
  Balanced Fund - B                                                1.930%
  Balanced Fund - C                                                1.930%
  Balanced Fund - Select                                           1.000%
Core Equity Fund - A                                               1.250%
  Core Equity Fund - B                                             2.000%
  Core Equity Fund - C                                             2.000%
  Core Equity Fund - Select                                        1.000%
Equity Growth Fund - A                                             1.250%
  Equity Growth Fund - B                                           1.980%
  Equity Growth Fund - C                                           1.980%
  Equity Growth Fund - Select                                      1.000%
Equity Income Fund - A                                             1.250%
  Equity Income Fund - B                                           1.750%
  Equity Income Fund - C                                           1.750%
  Equity Income Fund - Select                                      0.900%

INDEPENDENT ACCOUNTANTS

           The financial statements incorporated herein by reference from the Annual Report to Shareholders for the fiscal year ended December 31, 2000 and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the report of PricewaterhouseCoopers LLP, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

CERTAIN REGULATORY MATTERS

           Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

GENERAL INFORMATION

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

           Mutual Fund Investment Trust is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1997. The Trust currently consists of 7 series of shares of beneficial interest, par value $.001 per share. With respect to all of its Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

           The classes of shares have several different attributes relating to expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Retail Class shares than on Premier class shares. The relative impact of ongoing annual expenses will depend on the length of time a share is held.

           Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

           The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

           Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

           The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

           The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

PRINCIPAL HOLDERS

           As of August _______, 2001, the following persons owned of record 5% or more of the outstanding shares of the following classes of the following
Funds:


FINANCIAL STATEMENTS

           The Annual Report to Shareholders for the fiscal year ended December 31, 2000 of each Fund, including the report of independent accounts, financial highlights and financial statements for the fiscal year ended December 31, 2000 contained therein, are incorporated herein by reference.

APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES
                              OR INSTRUMENTALITIES

           FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

           MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S. government.

           FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

           FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.

           FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

           GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

           FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

           GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

           NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

           PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.

           PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

           SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

           WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

           FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

           FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

           STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

           D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

           EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

           In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

           Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

DESCRIPTION OF RATINGS

           A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICES' CORPORATE BOND RATINGS

           Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

           Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

           Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.

           Such issues are often in default or have other marked shortcomings.

           C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

           AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

           AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

           A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

           BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

           BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

           CI--Bonds rated "CI" are income bonds on which no interest is being paid.

           D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

           The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

           PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

           PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

           PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

           NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING GROUP COMMERCIAL PAPER RATINGS

           A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

           A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

           A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

           A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

           B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

           C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

           D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

FITCH BOND RATINGS

           AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

           AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

           A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

           BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

           Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposits, medium-term notes, and municipal and investment notes.

           The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

           Fitch's short-term ratings are as follows:

           F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

           F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

           F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

           F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

           LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

           Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

           After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI.

                                   [GLOBE LOGO]

                                 J.P. MORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                        DATED SEPTEMBER __, 2001
                                             SUBJECT TO COMPLETION JULY 27, 2001

                 J.P. MORGAN H&Q IPO & EMERGING COMPANY FUND

                  522 5TH AVENUE, NEW YORK, NEW YORK 10036

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering shares of the Fund. This Statement of Additional Information should be read in conjunction with the Prospectus offering shares of J.P. Morgan H&Q IPO & Emerging Company Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectus. Copies of the Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. ("JPMFD"), the Fund's distributor (the "Distributor"), at the above-listed address.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

For more information about your account, simply call or write the J.P. Morgan Service Center at:

1-800-348-4782

J.P. Morgan Service Center
210 West 10th Street, 8th Floor
Kansas City, MO 64105

TABLE OF CONTENTS                                                                                  PAGE
-------------------------------------------------------------------------------------------------------
The Fund..........................................................................................   3
Investment Policies and Restrictions..............................................................   3
Performance Information...........................................................................  19
Determination of Net Asset Value..................................................................  21
Purchases, Redemptions and Exchanges..............................................................  22
Distributions; Tax Matters........................................................................  27
Management of the Trust and the Fund..............................................................  32
Independent Accountants...........................................................................  40
Certain Regulatory Matters........................................................................  40
General Information...............................................................................  40
Appendix A--Description of Certain Obligations Issued or Guaranteed by U.S. Government
   Agencies or Instrumentalities.................................................................. A-1
Appendix B--Description of Ratings................................................................ B-1

                                    THE FUND

       This Statement of Additional Information relates only to the JPMorgan H&Q IPO & Emerging Company Fund (the "Fund"). The Fund is a series of Mutual Fund Investment Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1997. The Trustees of the Trust have authorized the issuance and sale of shares of two classes of the Fund:
Class A and Class B Shares (the "Shares").

       This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized term not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 522 Fifth Avenue, New York, N.Y. 10036.

       The Fund is a diversified open-end management investment company advised by J.P. Morgan Fleming Investment Management (USA) Inc. ("JPMFAM
(USA)" or "Adviser"). The Chase Manhattan Bank, an affiliate of the Adviser, serves as the administrator of the Trust, including the Fund. Prior to the filing of this Statement of Additional Information and corresponding Prospectus, PFPC Inc. serviced as the administrator of the Trust, including the Fund.

       Effective March 1, 2001, the H&Q IPO Emerging Company Fund, a series of Hambrech & Quist Fund Trust, a successor fund, merged with the Fund.

       Certain shareholders who held shares in the successor fund have special rights (including reduced fees) with respect to the Fund.


                      INVESTMENT POLICIES AND RESTRICTIONS

                               INVESTMENT POLICIES

        The Prospectus sets forth the investment policies of the Fund. The following information supplements and should be read in conjunction with the related sections of the Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

        U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or
(d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.

        In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields that are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, if the Fund invests in such securities, the Fund normally is required to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

        BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

        Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

        Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There also may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and differences in accounting, auditing and financial reporting standards and practices from those applicable to U.S. issuers. In addition, foreign banks are also not subject to regulations comparable to U.S. banking regulations. Certain national policies may also impede the investment opportunities of the Fund in other ways, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

        FOREIGN SECURITIES. For purposes of the Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenues or profits from such country or has at least 50 percent of its assets situated in such country.

        DEPOSITARY RECEIPTS. The Fund may invest its assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Fund treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

        COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

        SUPRANATIONAL OBLIGATIONS. The Fund may invest in supranational obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

        MONEY MARKET INSTRUMENTS. The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

        CORPORATE REORGANIZATIONS. In general, securities that are subject to a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholder of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must apprise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of the Fund and increase its brokerage and other transaction expenses.

        REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Repurchase agreements are agreements to purchase and resell securities at an agreed-upon price and time. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Fund is permitted to invest. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund's restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

        BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed upon price and date. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest.) The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

        FORWARD COMMITMENTS. The Fund may purchase securities on a forward commitment basis. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments securities will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liq-uid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

        Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in economic conditions including the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

        To the extent the Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

        INDEXED INVESTMENTS. The Fund may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

        WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

        ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, the Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. ("Section 4(2) paper") Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

        One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for a particular Rule 144A security or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and pro-cedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell and buy such security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Fund's purchases and sales of Rule 144A securities and Section 4(2) paper.

        STAND-BY COMMITMENTS. The Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, the Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

        SECURITIES LOANS. To the extent specified in its Prospectus, the Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

        OTHER INVESTMENT COMPANIES. Apart from being able to invest all of its investable assets in another investment company having substantially the same investment objectives and policies, the Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. For purposes of this restriction, a Mauritius Company will not be considered an investment company. Additional fees may be charged by other investment companies.

        ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

        INTRODUCTION. As explained more fully below, the Fund may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

        Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for the Fund.

        The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

        The value of some derivative or similar instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund may not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

        Set forth below is an explanation of the various derivatives strategies and related instruments the Fund may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Fund's current prospectus as well as provide useful information to prospective investors.

        RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments: There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. The Fund is not required to use any hedging strategies and strategies not involving hedging involve leverage and may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.

        There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may pre-vent the Fund from liquidating an unfavorable position or liquidating securities to fund redemptions. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

        SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by the Fund.

        Options on Securities, Securities Indexes, Currencies and Debt Instruments. The Fund may purchase, sell or exercise call and put options on: securities; securities indexes; currencies; or debt instruments. Specifically, the Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency and interest rate contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

        Although in most cases these options will be exchange-traded, the Fund may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

        One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, the Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Fund will not write uncovered options.

        In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, the Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

        If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

        FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell: interest-rate futures contracts; stock index futures contracts; foreign currency futures contracts; futures contracts on specified instruments or indices; and options on these futures contracts (collectively, "futures options").

        The futures contracts and futures options may be based on various instruments or indices in which the Fund may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

        Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, the Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where the Fund intends to acquire an instrument or enter into a position. For example, the Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

        When writing or purchasing options, the Fund may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Fund may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

        Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Fund will only enter into futures contracts or options or futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

        FORWARD CONTRACTS. The Fund may enter into forward contracts. The Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

        Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Fund may invest in securities denominated in foreign currencies and may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

        The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from investments or anticipated investments in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

        The Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

        INTEREST RATE AND CURRENCY TRANSACTIONS. The Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of the Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that the Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

        The Fund will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that the Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, the Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate or currency swap positions.

        The Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

        The Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Fund. In addition, the Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

        The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

        The Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. The Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

        STRUCTURED PRODUCTS. The Fund may invest in structured products. Structured products are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation partnership, limited liability company or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

        The Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When the Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund's fundamental investment limitation related to borrowing and leverage.

        Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, an investment in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

        Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

        ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

        When the Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                             INVESTMENT RESTRICTIONS

        The Fund has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) at least 67% of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

        The Fund may not:

            (1) borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 33-1/3% of its net assets to secure such borrowings. Any borrowings representing more than 5% of total assets must be repaid before the Fund may make additional investments;

            (2) make loans, except that the Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of 33-1/3% of the value of its total assets;

            (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

            (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

            (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

            (6) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
        (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

            (7) underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

        In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

        For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by the Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

        In addition, the Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

            (1) The Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of an issuer.

            (2) The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund. The Fund does not have the current intention of making short sales against the box.

            (3) The Fund may not purchase or sell interests in oil, gas or mineral leases.

            (4) The Fund may not invest more than 15% of its net assets in illiquid securities.

            (5) The Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

            (6) Except as specified above, the Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

        If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

        With respect to the Fund's policy not to invest more than 25% of the value of its total assets in any one industry, the Fund deems the following to be separate industries:

         Advertising                                  Diversified Financial Services
         Aerospace/Defense                            Electric
         Agriculture                                  Electrical Components & Equipment*
         Airlines                                        Batteries/Battery Systems
         Apparel                                         Electric Products-Miscellaneous
         Auto Manufacturers                              Lighting Products & Systems
         Auto Parts & Equipment                          Power Conv/Supply Equipment
         Banks                                           Superconductor Products & Systems
         Beverages                                       Wire & Cable Products
         Biotechnology                                Electronics*
         Building Materials                              Capacitors
         Chemicals                                       Circuit Boards
         Coal                                            Circuits
         Commercial Services                             Electronic Components-Miscellaneous
         Computers*                                      Electronic Connectors
            Computer Data Security                       Electronic Measurement Instruments
            Computer Services                            Electronic Parts Distribution
            Computers-Integrated Systems                 Electronic Security Devices
            Computers-Memory Devices                     Identification Systems/Development
            Computers-Micro                              Instruments-Controls
            Computers-Mini                               Instruments-Scientific
            Computers-Peripheral Equipment               Lasers-Systems/Components
            Computers-Voice Recognition               Engineering & Construction
            Networking Products                       Entertainment
            Printers & Related Products               Environmental Control
         Cosmetic/Personal Care                       Food
         Distribution/Wholesale                       Food Service

---------------------
        *Each sub-category is considered to be a separate industry.

         Forest Products & Paper                      Shipbuilding
         Gas                                          Software*
         Hand/Machine Tools                              Applications Software
         Health Care                                     Communications Software
         Holding Companies-Diversified                   Computer Aided Design
         Home Builders                                   Computer Graphics
         Home Furnishings                                Data Processing/Mgmt
         Household                                       Decision Support Software
         Housewares Products/Wares                       Educational Software
         Insurance                                       Electronic Forms
         Investment Companies                            Enterprise Software/Services
         Iron/Steel                                      Entertainment Software
         Leisure Time                                    Internet Content
         Lodging                                         Internet Software
         Machinery-Construction & Mining                 Medical Information Systems
         Machinery-Diversified                           Network Software
         Media                                           Software Tools
         Metals-Diversified                              Transactional Software
         Metal Fabrication/Hardware                   Telecommunication Equipment*
         Mining                                          Fiber Optics
         Miscellaneous Manufacturing                     Telecommunications Equipment
         Packaging & Containers                          Wireless Equipment
         Pharmaceuticals                              Telecommunications*
         Pipelines                                       Cellular Telecommunications
         Office/Business Equipment                       Satellite Telecommunications
         Office Furnishings                              Telecommunication Services
         Oil & Gas Producers                          Telephone
         Oil & Gas Services                           Textiles
         Real Estate                                  Tobacco
         REITS                                        Toys/Games/Hobbies
         Retail                                       Transportation
         Savings & Loans                              Trucking & Leasing
         Semiconductors                               Water

---------------------
        *Each sub-category is considered to be a separate industry.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

        Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to the Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

        The frequency of the Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase the Fund's transaction costs and the possibility of taxable short-term gains, as well as make it more difficult for the Fund to qualify as a registered investment company under federal tax law. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains. The Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

        Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for the Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to the Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

        Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to the Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

        Under the advisory and sub-advisory agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Fund to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Fund and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

        The management fees that the Fund pays to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Fund. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

        In certain instances, there may be securities that are suitable for the Fund as well as one or more of the adviser's or sub-adviser's, other clients. Investment decisions for the Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When the Fund and other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.

        The Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase & Co. act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and any other investment company having the same investment adviser or sub-adviser, and that no shares will be purchased from the distributor or any of its affiliates.

                             PERFORMANCE INFORMATION

        From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. The Fund's performance may be compared with indices such as the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the Morgan Stanley Capital International Europe Index (Europe Fund); the Tokyo Stock Exchange (TOPIX) First Section Index (Japan Fund); the Morgan Stanley Capital International (All Countries) Asia Pacific ex Japan Free Index (Southeast Asian Fund); the Morgan Stanley Capital International Europe, Australia and Far East Index (International Equity Portfolio); the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

        The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

        Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of the Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

        The Fund presents performance information for each class thereof since the commencement of operations of the Fund rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the Fund is therefore based on the performance history of a predecessor class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

        Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to the Fund.

        Advertisements for the JPMorgan Funds may include references to the asset size of other financial products made available by J.P. Morgan Chase & Co., such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

        The total rate of return for the Fund or a class for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

        The Fund may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return.

                                YIELD QUOTATIONS

        Any current "yield" quotation for a class of shares shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

                        DETERMINATION OF NET ASSET VALUE

        As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund often invests in securities listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays on which the Fund does not price, the Fund's portfolios will trade and the net asset value of the Fund's shares may be significantly affected on days on which the investor has no access to the Fund.

        The Fund calculates its NAV once each business day at the close of regular trading on the New York Stock Exchange. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

        Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between coupon acquisition price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

        The Fund may adjust the fair market value of any security to account for liquidity restrictions (such as "lock-up" agreements to which the Fund is subject).

                      PURCHASES, REDEMPTIONS AND EXCHANGES

        The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

        An investor can buy shares in the Fund three ways: (i) through an investment representative; (ii) through the Fund's distributor by calling the JPMorgan Service Center; or (iii) through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchases, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration seciton of the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

        Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

        Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

        The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

        REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of the Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B shareholders who have redeemed their shares and paid a contingent deferred sales charge with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

        Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan fund that offers such share class. The shareholder will not pay a sales charge for such exchange. J.P. Morgan may discontinue this exchange privilige at any time. Shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of the Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the J.P. Morgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are pur-chased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

                                 CLASS A SHARES

        The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.


                                                                                          AMOUNT OF
                                                          SALES CHARGE AS A             SALES CHARGE
                                                           PERCENTAGE OF:               REALLOWED TO
                                                  -------------------------------       DEALERS AS A
AMOUNT OF TRANSACTION AT                          OFFERING             NET AMOUNT      PERCENTAGE OF
  OFFERING PRICE ($)                               PRICE                INVESTED       OFFERING PRICE
------------------------                          --------             ----------      ---------------
Less than 100,000                                   5.75                  6.10              5.00
100,000 or greater, but less than 250,000           3.75                  3.90              3.25
250,000 or greater, but less than 500,000           2.50                  2.56              2.25
500,000 or greater, but less than 1,000,000         2.00                  2.04              1.75

        There is no initial sales charge (i) on purchases of Class A shares of $1 million or more or (ii) for purchases of Class A shares by former Common Class shareholders of the Old Fund, so long as such purchasers received Class A shares in exchange for their Common Class shares as part of the reorganization of such into the Fund on March 16, 2001.

        The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold payments with respect to short-term investments.

        Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if the Fund has only one class, shares of the Fund), excluding shares of any J.P. Morgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of the Fund currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

        The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

        Class A shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total
(i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other J.P. Morgan fund excluding any J.P. Morgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

        An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

        A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the
Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) purchased thereafter.

        Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. With Board of Trustee approval, the money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.

        No initial sales charge will apply to the purchase of the Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) the investor is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

        The Fund may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of the Trust, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of J.P. Morgan Fund shares), financial institutions trust departments investing an aggregate of $1 million or more in the J.P. Morgan Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the JPMorgan Funds.

        Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

        Investors may incur a fee if they effect transactions through a broker or agent.

        Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the J.P. Morgan Funds Service Center.

        Shareholders of record of certain J.P. Morgan fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any fund, provided there is no change in account registration.

        The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company.


                                 CLASS B SHARES

        Class B Shares in the Fund have a contingent deferred sales charge. Purchasers do not pay any charge when they buy Class B Shares in the Fund, but they may have to pay a charge when Class B Shares are sold, depending on how long such shares have been owned at the time of the sale. The deferred sales charge for the Fund decreases the longer a shareholder holds his or her shares and disappears altogether after a certain number of years. In addition, Class B Shares automatically convert to Class A Shares after a certain number of years. However, the Fund calculates the deferred sales charge and the holding period differently, depending on when the shareholder acquired its Class B Shares.

        Holders of Class B Shares in the Old Fund who received Class B Shares in the Fund as part of the reorganization of the Fund and the Old Fund in March of 2001 will generally pay a lower deferred sales charge on the shares received in the reorganization than on shares subsequently purchased. Shares received in the reorganization will have the contingent deferred sales charge set forth in Column 1, while shares purchased after the reorganization or acquired in a subsequent purchase will have the contingent deferred sales charge set forth in Column 2.


                                    CONTINGENT DEFERRED SALES CHARGE
                             ------------------------------------------------
                               SHARES RECEIVED               SHARES RECEIVED
      YEARS HELD             AFTER REORGANIZATION           IN REORGANIZATION
      ----------             --------------------           -----------------
           1                       5%                               5%
           2                       4%                               4%
           3                       3%                               3%
           4                       3%                               2%
           5                       2%                               1%
           6                       1%                    Convert to Class A Shares
           7                      None                              --
           8                      None                              --
           9            Convert to Class A Shares                   --

        PURCHASERS ACQUIRING CLASS B SHARES AFTER THE REORGANIZATION BETWEEN THE FUND AND THE OLD FUND WILL PAY A CONTINGENT DEFERRED SALES CHARGE AS DESCRIBED IN COLUMN 1.

        The Class B Shares purchased after the reorganization will cease to have a contingent deferred sales charge seven years after a purchase (as opposed to six years for Class B Shares acquired in the reorganization). Those shares will convert to Class A Shares nine years after a purchase (as opposed to six years for Class B Shares acquired in the reorganization).

        In determining the sales charge on Class B Shares received as part of the reorganization, the holding period will refer back to when the Class B Shares of the Old Fund were purchased, not when the Class B Shares of Fund were received in the reorganization.

        The Trust calculates the deferred sales charge from the month a shareholder purchases his or her shares. When a shareholder redeem Class B Shares, the Trust always sells the shares with the lowest deferred sales charge first.

        Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

        The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares. The distributor keeps the entire amount of any contingent deferred sales charge the investor pays.

        The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the Prospectus. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and, (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a contingent deferred sales charge, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

        If any exchanges of Class B shares occur while the Class B shares are still subject to a contingent deferred sales charge, the holding period for the shares exchanged will be counted toward the time the Class B shares are subject to a contingent deferred sales charge. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

        The Fund may require signature guarantees for changes that shareholders request be made in the Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain of the circumstances described in the Prospectus. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

                           DISTRIBUTIONS; TAX MATTERS

        The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

                 QUALIFICATION AS A REGULATED INVESTMENT COMPANY

        The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

        In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from potions, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

        In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

        The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

        If the Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

        If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

        A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

        The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

        The Fund anticipates distributing substantially all of its net investment income for each taxable year. An investor can choose from three distribution options: (i) reinvest all distributions in additional Fund shares without a sales charge; (ii) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or,
(iii) receive all distributions in cash or by ACH. One can change his or her distribution option by notifying the JPMorgan Service Center in writing.
If an investor does not select an option when he or she opens his or her account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. The investor will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

        If a check representing the Fund distribution is not cashed within a specified period, the JPMorgan Service Center will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another JPMorgan fund without a sales charge.

        If the JPMorgan Service Center does not receive the investor's election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the J.P. Morgan Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will only qualify for the 70% dividends received deduction for corporate shareholders to the extent of the portion of such dividends, if any, attributable to qualifying dividends on stock of U.S. corporations received by the Fund. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

        The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

        Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized with respect to capital assets held for more than 12 months. Additionally, the maximum tax rate for capital assets with a holding period beginning after December 31, 2000 and held for more than five years will be 18% (8% for gains otherwise taxed at 15%).

        Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

        Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. The Fund must also meet this holding period requirement with respect to its foreign stock and securities in order to flow through "creditable" taxes. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

        The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as zero coupon securities having original issue discount or market discount if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

        Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

        Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

        Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

        The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          SALE OR REDEMPTION OF SHARES

        A shareholder will realize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so realized will be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

                              FOREIGN SHAREHOLDERS

        Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

        If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

        If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

        In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

                           STATE AND LOCAL TAX MATTERS

        Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                          EFFECT OF FUTURE LEGISLATION

        The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                      MANAGEMENT OF THE TRUST AND THE FUND

                              TRUSTEES AND OFFICERS


The Trustees of the Trust are also the Trustees of each of the Funds, as defined below. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company. His address is 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is ____________________.

ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. His address is 105 Coventry Place, Palm Beach Gardens, FL 33418.
His date of birth is ____________________.

ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc. Her address is 1262 Rockrimmon Road, Stamford, CT 06903.
His date of birth is __________________________.

MATTHEW HEALEY--Trustee; Former Chief Executive Officer of trusts in the Fund Complex through April 2001, Former Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is __________________.

FERGUS REID, III--Trustee; Chairman and Chief Executive Officer, Lumelite
 Corporation, since September 1985; Trustee, Morgan Stanley Funds. His address is 202 June Road, Stamford, CT 06903. His date of birth is
 _________________________.

JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His address is 3711 Northwind Court, Jupiter, FL 33477. His date of birth is _________________.

LEONARD M. SPALDING--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of the Chase Manhattan Private Bank. His address is 2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is ___________.

H. RICHARD VARTABEDIAN--Trustee; Former President of trusts in the Fund Comlex; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of the Chase Manhattan Bank, N.A., 1980-1991. His address is P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is _____________________.

A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Funds, the J.P. Morgan Funds, J.P. Morgan Institutional Funds, J.P. Morgan Series Trust, Mutual Fund Group, Fleming Mutual Fund Group, Inc., Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Variable Annuity Trust, and Mutual Fund Investment Trust up to and including creating a separate board of trustees.


Each Trustee is currently paid an annual fee of $___________ (adjusted as of __________, 2001) for serving as Trustee of the Funds and the trusts listed above. Each is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these Funds.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

------------------------------------------- -------------------------- -------------------------- --------------------------
                                                Aggregate Trustee        Pension or Retirement     Total Compensation From
                                            Compensation Paid by the   Benefits Accrued as Part     "Fund Complex" During
                                                Trust During 2000         of Fund Expenses**              2000 (1)
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
William J. Armstrong, Trustee                          N/A                     $ 41,781                   $131,781
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
Roland R. Eppley, Jr., Trustee                         N/A                     $ 58,206                   $149,206
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
Ann Maynard Gray, Trustee                                                         N/A                     $ 75,000
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
Matthew Healey, Trustee (2)                                                       N/A                     $ 75,000
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
Fergus Reid, III, Chairman *                           N/A                     $110,091                   $312,841
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
James J. Schonbachler, Trustee                                                    N/A                     $ 75,000
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
Leonard M. Spalding, Jr., Trustee [*]                  N/A                     $ 35,335                   $124,335
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
H. Richard Vartabedian, Trustee                        N/A                     $ 86,791                   $221,141
------------------------------------------- -------------------------- -------------------------- --------------------------

* Mr. Reid is an "interested person" (as defined in the 1940 Act) of the Trust. [Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co.]
** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the nominees will serve includes 10 investment companies.
(2) Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.
(3)  Total number of investment company boards served on within the Fund
     Complex.

Audit Committee

The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. ______________________. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.


Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.


OFFICERS

         The Trust's executive officers (listed below), other than the officers who are employees of the Adviser, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

         The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.

         DAVID WEZDENKO; President and Treasurer; Vice President, JPMIM. Mr. Wedenko is the Chief Operating Officer for the U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

         SHARON WEINBERG; Vice President and Secretary. Vice President, JPMIM. Ms. Weinberg is head of Business and Product Strategy for the U.S. Mutual Funds and Financial Intermediaries business. Since joining J.P. Morgan in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

         PAUL M. DERUSSO; Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for the J.P. Morgan Fund complex and their successor on the heritage Chase side since prior to 1996. His date of birth is December 3, 1954.

         CHRISTINE ROTUNDO; Assistant Treasurer. Vice President JPMIM. Ms. Rotundo serves as Manager of the Funds Infrastructure group and is responsible for the management of special projects. Prior to January 2000, she served as Manager of the Tax Group in the Funds Administrative group and was responsible for U.S. mutual fund tax matters. Her date of birth is September 26, 1965.

         STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, includes Assistant General counsel, Tax Director, and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

         LAI MING FUNG; Assistant Treasurer. Associate, JPMIM. Ms. Fung serves in the Funds Administration group as a Budgeting Analyst for the Budgeting & Expense Group. Prior to April to 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

         JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM. Prior to October of 1997, he was an attorney in the Mutual fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

         JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

         MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Mardwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

         LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016.
Her date of birth is May 29, 1955.

         ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219.
Her date of birth is April 7, 1967.

         As of the date of this SAI, the officers, Trustees as a group owned less than 1% of the shares of each Fund.

        The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                             ADVISER AND SUB-ADVISER

        JPMFAM (USA) acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement, (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM (USA) is responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, JPMFAM (USA) provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. The advisers continuously supervise the investment and reinvestment of cash, securities and other property composing assets of the Fund. The advisers to the Fund furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. The Advisory Agreement for the Fund will continue in effect for two years from the date of the agreement and then will continue in effect from year to year only if such continuance is specifically approved at least annually (i) by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

        Under the Advisory Agreement, JPMFAM (USA) may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Fund with greater opportunities and flexibility in accessing investment expertise.

        Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-adviser are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder.

        In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceeds the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sales, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

        Under the Advisory Agreement, JPMFAM (USA) may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM (USA) may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM (USA) as long as all such persons are functioning as a part of an organized group of persons, managed by authorized officers of JPMFAM (USA).

     JPMFAM (USA) has entered into an investment sub-advisory agreement with Symphony Asset Management, LLC ("Symphony") pursuant to which Symphony acts as the Fund's sub-adviser. Symphony furnishes an investment program for the Fund, determines what securities and other investments to purchase, retain or sell and places orders for the purchase and sale of these investments. Symphony makes all investment decisions for the Fund. Services performed by Symphony also include furnishing statistical and research data, helping to prepare filings and reports for the Fund and generally assisting JPMFAM (USA) and the Fund's other service providers in all aspects of the administration of the Fund.

        Symphony utilizes quantitative techniques, proprietary software models and real-time databases in the performance of its services to the Fund. Symphony bases its quantitative techniques on data provided by IPO Edge, a leading provider of IPO information, under an agreement granting Symphony exclusive advance access to certain of IPO Edge's IPO databases. In addition to quantitative techniques, Symphony will apply qualitative considerations when making investment decisions. Among other considerations, Symphony may review issuers' prospectuses and attend "roadshows" when determining whether to invest in a particular IPO.

        JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036. Symphony is located at 555 California Street, Suite 2975, San Francisco, California 94104.

        In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the relevant Prospectus. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

        For Symphony's services, JPMFAM (USA) pays Symphony an annual investment sub-advisory fee, payable monthly, of 0.35% of the Fund's average daily net assets not in excess of $100 million and 0.375% of such assets over $100 million. In the event that JPMFAM (USA) waives its management fee to satisfy any expense guarantees described in the Prospectus or herein, Symphony has agreed to waive a pro rata portion of its fee from JPMFAM (USA), subject to receiving a minimum sub-advisory fee of 0.20% of the Fund's average daily net assets.

                                  ADMINISTRATOR

        PFPC Inc. ("PFPC") serves as the administrator, fund accountant and dividend disbursing for the Fund. The services provided by PFPC include day to day maintenance of certain books and records, calculation of the offering price of the shares, preparation of reports and liaison with the Fund's custodian. From time to time, the Fund may employ other entities, including the sponsors of mutual fund supermarkets, as sub-transfer agents.

                               DISTRIBUTION PLANS

        The Trust has adopted a separate plan of distribution for the Fund pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes or shares of the Fund as described in the Prospectus, which provide that such classes of the Fund shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in its Prospectus. The Distributor may use all or any portion of such Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of the Fund will be conducted generally by the J.P. Morgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other J.P. Morgan Funds.

        Class A shares pay a Distribution Fee of up to 0.30% of average net assets.

        Class B shares pay a Distribution Fee of up to 1.00% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

        Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

        Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The Distribution Plans require that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The Distribution Plans further provide that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to the Fund, by vote of a majority of the outstanding voting Shares of the class of the Fund to which it applies (as defined in the 1940 Act). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                  DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

        The Trust has entered into a Distribution and Sub-Administration Agreement (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Fund's distributor is J.P. Morgan Fund Distributors, Inc. ("JPMFD"). JPMFD is an indirect subsidiary of The BISYS Group, Inc. and is unaffiliated with J.P. Morgan Chase & Co. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of the Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space. Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the Distributor and its affiliates, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other J.P. Morgan Funds.

        JPMFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more J.P. Morgan Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

        JPMFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other J.P. Morgan Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by JPMFD out of compensation retained by it from the Fund or other sources available to it.

        The Distribution Agreement is currently in effect and will continue in effect thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

        In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to the Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

        In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each of the Trust's portfolios, except the Fund (which currently pays no fee for these services). The Distributor may voluntarily waive a portion of the fees payable to it under the Distribution Agreement with respect to the Fund on a month-to-month basis.

                           TRANSFER AGENCY AGREEMENTS

        The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

                               CUSTODIAN AGREEMENT

        Pursuant to a Custodian Agreement, PFPC Trust Company ("PFPC Trust") acts as the custodian of the assets of the Fund and receives such compensation as is from time to time agreed upon by the Trust and PFPC Trust. As custodian, PFPC Trust provides oversight and record keeping for the assets held in the portfolio of the Fund. PFPC Trust is located at Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113.

                             INDEPENDENT ACCOUNTANTS

        The financial statements incorporated herein by reference from the Old Fund's Annual Reports to Shareholders for the fiscal year ended September 30, 2000, and the related financial highlights which appear in the Prospectus, have been incorporated herein and included in the Prospectus in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Fund, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Fund (and previously provided the Old Fund) with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

        J.P. Morgan Chase & Co. and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. J.P. Morgan Chase & Co. and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. J.P. Morgan Chase & Co. and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Fund's distributor or affiliates of the distributor. J.P. Morgan Chase & Co. will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which J.P. Morgan Chase & Co. or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. J.P. Morgan Chase & Co. has informed the Fund that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of J.P. Morgan Chase & Co., including the division that performs services for the Trust as custodian, or in the possession of any affiliate of J.P. Morgan Chase & Co. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, J.P. Morgan Chase & Co. and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                               GENERAL INFORMATION

                                    EXPENSES

        The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and set-tlement of security transactions; fees and expenses of the Fund's custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are all allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

        Mutual Fund Investment Trust is an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1997. Because the Fund is "diversified", not more than 25% of the assets of the Fund may be invested in the obligations of any single issuer, as 5% of the value of such issuers total assets or 10% of such issuers outstanding voting securities.

        The Trust currently consists of 12 series of shares of beneficial interest, par value $.001 per share. With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportional fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of class generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by the Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

        The Fund offers Class A and Class B shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectus. In addition to such differences, expenses borne by each class of the Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

        Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

        The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.
The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that series or class otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the reorganization or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or
(ii) by the vote of the holders of a majority of its outstanding shares, or
(iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

        Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature. No certificates are issued for Institutional Shares.

        Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

        The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES
                              OR INSTRUMENTALITIES

        FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

        MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

        FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

        FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

        FHA INSURED NOTES--are bonds issued by the Farmers Home Administration, the U.S. Government and are guaranteed by the U.S. Government.

        GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to the Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

        FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

        GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

         NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

        PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

        PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

        SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

        WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

        FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

        FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

        STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

        D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

        EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

        In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

        Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

        A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

               MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

        Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

        Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.

        Such issues are often in default or have other marked shortcomings.

        C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

        AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

        AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

        A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

        BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        CI--Bonds rated "CI" are income bonds on which no interest is being paid.

        D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

              MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

        PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

        NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

            STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

        A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

        A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

        A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

        A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

        C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                               FITCH BOND RATINGS

        AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

        A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                            FITCH SHORT-TERM RATINGS

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

        Fitch's short-term ratings are as follows:

        F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

        F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

        F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

        LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

        Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

        After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's investment manager will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                          PART C - OTHER INFORMATION


Item 23.         Exhibits




1        Declaration of Trust.


2        By-Laws.

3        None.

4(a) Form of Investment Advisory Agreement Between Mutual Fund Investment Trust and J.P. Morgan Fleming Asset Management (USA), Inc.

4(b)     Form of Investment Sub-Advisory Agreement.

5        Form of Distribution and Sub-Administration Agreement.

         None.

7        Form of Custodian Services Agreement.

8(a)     Form of Administration and Accounting Services Agreement.

8(b)     Form of Transfer Agency Agreement.

9 Opinion and consent of counsel as to the legality of the securities being registered.

10       None.

11       Consent of independent accountants filed herewith.

12       None.

13 (a) Form of Mutual Fund Investment Trust - Class A Shares Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance.

13 (b)   Form of Class "B" Share Distribution Plan of Mutual Fund Investment
         Trust.

14       Form of Mutual Fund Investment Trust - Rule 18f-3 Multi-Class Plan.

15       Codes of Ethics.

         Except where noted, these exhibits were previously filed with Registration Statement and Post-effective Amendments and are herein incorporated by reference.

(99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding and H. Richard Vartabedian, filed herewith.

Item 24.         Persons Controlled by or Under Common Control with the Fund.

Inapplicable.



Item 25.         Indemnification


Sections 10.2 and 10.4 of the Amended and Restated Declaration of Trust, filed as Exhibit 1, are incorporated herein by reference. Section 10.2 contains provisions limiting the liabilities of members of the Supervisory Committee and
Section 10.4 contains provisions for indemnification of the Trustee, members of the Supervisory Committee and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Trust and the Trustee pursuant to the foregoing provisions or otherwise, the Trust has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer, or controlling person of the Trust and the Trustee in connection with the successful defense of any action, suit or proceeding) is asserted against the Trust by such director, officer or controlling person or the Trustee in connection with the Units being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



Item 26.         Business and Other Connections of Investment Adviser

The business of the Adviser is summarized in the Prospectus constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J. P. Morgan is currently listed in the investment advisor registration on Form ADV for J.P. Morgan (File No. 801-21011).

Item 27.          Principal Underwriters.

         (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

         J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 1211 Avenue of the Americas, New York, New York 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc.

         J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:

         Fleming Mutual Fund Group, Inc.
         J.P. Morgan Funds
         J.P. Morgan Institutional Funds
         J.P. Morgan Series Trust
         Mutual Fund Group
         Mutual Fund Investment Trust
         Mutual Fund Master Investment Trust
         Mutual Fund Select Group
         Mutual Fund Select Trust
         Mutual Fund Trust
         Mutual Fund Variable Annuity Trust
         Capital Growth Portfolio
         Growth and Income Portfolio
         International Equity Portfolio

         (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.

                                   Position and Offices             Position and Offices
Name and Address                   with Distributor                 with Registrant
Lynn J. Mangum                     Chairman                         None
150 Clove Street
Little Falls, NJ 07424

Robert J. McMullan                 Director and Executive           None
150 Clove Street                   Vice President
Little Falls, NJ 07424

Lee W. Schultheis                  President                        None
101 Park Avenue, 16th Floor
New York, NY 10178

George O. Martinez                 Senior Vice President            None
3435 Stelzer Road
Columbus, OH 43219

Irimga McKay                       Vice President                   None
1230 Columbia Street
5th Floor, suite 500
San Diego, CA 92101

Michael Burns                      Vice President/Compliance        None
3435 Stelzer Road
Columbus, OH 43219

William Blundin                    Vice President                   None
125 West 55th Avenue
11th Floor
New York, NY 10019

Dennis Sheehan                     Vice President                   None
150 Clove Street
Little Falls, NJ 07424

Annamaria Porcaro                  Assistant Secretary              None
150 Clove Street
Little Falls, NJ 07424

Robert Tuch                        Assistant Secretary              None
3435 Stelzer Road
Columbus, OH 43219

Stephen Mintos                     Executive Vice President         None
3435 Stelzer Road
Columbus, OH 43219

Dale Smith                         Vice President/CFO               None
3435 Stelzer Road
Columbus, OH 43219

William J. Tomko                   Vice President                   None
3435 Stelzer Road
Columbus, OH 43219

Item 28.         Location of Accounts and Records


Accounts and other documents are maintained at the offices of the Registrant.

Item 29.  Management Services.

Inapplicable.


Item 30.  Undertakings

         (a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under
                 Section 16(c) of the 1940 Act.

         (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 27th day of July, 2001.


                          MUTUAL FUND INVESTMENT TRUST
                          By /s/ Martin R. Dean
                             --------------------------
                             Martin R. Dean
                             Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on July 27, 2001.


               *                     Chairman and Trustee
-------------------------------
       Fergus Reid, III

               *                     Trustee
-------------------------------
     William J. Armstrong

               *                     Trustee
-------------------------------
     Roland R. Eppley, Jr.

               *                     Trustee
-------------------------------
     Matthew Healey

               *                     Trustee
-------------------------------
       Ann Maynard Gray

               *                     Trustee
-------------------------------
    James J. Schonbachler

               *                     Trustee
-------------------------------
   Leonard M. Spalding, Jr.


-------------------------------      Trustee
    H. Richard Vartabedian

*By:  /s/ David Wezdenko             Attorney-in-
    ---------------------------      Fact
        David Wezdenko

                              INDEX TO EXHIBITS


Exhibit No.                           Description of Exhibits
------------                          ------------------------
Ex. 99(11)                            Consent of Independent Accountants

Ex. 99(a)                             Powers of Attorney